As filed with the Securities and Exchange Commission on March 24, 2023

File No. 333-253997
File No. 811-23645

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

☑        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No. __

☑	Post-Effective Amendment No. 29

and/or

☑             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☑      Amendment No. 31

SHP ETF TRUST
(Exact Name of Registrant as Specified in Charter)

14785 Preston Road, Suite 1000

Dallas, TX 75254
(Address of Principal Executive Office) (Zip Code)

914.443.5008

(Registrant’s Telephone Number, including Area Code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

New Castle County

Wilmington, DE 19801
(Name and address of agent for service)

Copies of communications to:

Garrett Paolella

NEOS Investment Management, LLC

55 Post Road W

Westport, CT 06880

Bibb L. Strench, Esq.
Thompson Hine LLP
1919 M Street, N.W., Suite 700
Washington, D.C. 20036

Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective:

☑ Immediately upon filing pursuant to paragraph (b)

☐ On [          ] pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ On (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

March 24, 2023

Kurv ExxonMobil (XOM) 1.5x Long Daily ETF (Ticker: LXOM)

Kurv ExxonMobil (XOM) 1.5x Short Daily ETF (Ticker: SXOM)

Kurv Bank of America (BAC) 1.5x Long Daily ETF (Ticker: UBAC)

Kurv Bank of America (BAC) 1.5x Short Daily ETF (Ticker: DBAC)

Kurv Apple (AAPL) 1.75x Long Daily ETF (Ticker: LAAP)

Kurv Apple (AAPL) 1.75x Short Daily ETF (Ticker: ZAAP)

Kurv Google (GOOGL) 1.75x Long Daily ETF (Ticker: UGOO)

Kurv Google (GOOGL) 1.75x Short Daily ETF (Ticker: DGOO)

Kurv Goldman Sachs (GS) 1.5x Long Daily ETF (Ticker: LGS)

Kurv Goldman Sachs (GS) 1.5x Short Daily ETF (Ticker: SGS)

Kurv Dow Chemical (DOW) 1.75x Long Daily ETF (Ticker: LDOW)

Kurv Dow Chemical (DOW) 1.75x Short Daily ETF (Ticker: DDOW)

Principal U.S. Listing Exchange for the Funds: Kurv Bank of America (BAC) 1.5x Long Daily ETF and Kurv Goldman Sachs (GS) 1.5x Long Daily ETF will be listed on NYSE Arca. All of the other Funds will be listed on Cboe BZX Exchange.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Funds seek daily inverse or leveraged investment results and are intended to be used as short-term trading vehicles. Each Long Daily ETF (each a “Leveraged Long Fund”) seeks to provide investment results that correspond to the performance of a leveraged index that replicates the respective long leveraged multiple of the daily returns of an underlying stock (a “Leveraged Long Index”). Each Short Daily ETF (each an “Inverse Fund") seeks to provide investment results that correspond to the performance of a short index (an “Inverse Index”) that replicates the respective leveraged multiple of the inverse (or opposite) daily returns of the common shares of an underlying stock.

The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Funds are very different from most mutual funds and exchange-traded funds. Investors should note that:

(1)       The Leveraged Long Funds pursue daily leveraged investment objectives, which means that the Funds are riskier than alternatives that do not use leverage because the Funds magnify the performance of their underlying stock.

(2)       The Inverse Funds pursue a daily investment objective that is inverse to the performance of the underlying stock, a result opposite of most mutual funds and exchange-traded funds.

(3)       Seeking to replicate daily performances of an underlying stock means that the return of a Fund for a period longer than a full trading day will be the product of a series of daily returns for each trading day during the relevant period.

As a consequence, especially in periods of market volatility, the volatility of the underlying stock may affect a Fund’s return as much as, or more than, the return of the underlying stock. Further, the return for investors that invest for periods less than a full trading day is likely to be different from a Fund index’s performance for the full trading day. During periods of high volatility, the Funds may not perform as expected and the Funds may have losses when an investor may have expected gains if the Funds are held for a period that is different than one trading day.

The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:

(a)       understand the risks associated with the use of inverse strategies and leverage;

(b)       understand the consequences of seeking daily inverse and leveraged investment results;

(c)       for an Inverse Fund, understand the risk of shorting;

(d)       understand the applicable index rules; and

(e)       intend to actively monitor and manage their investments.

Investors who do not understand the Funds, or the applicable index rules, or do not intend to actively manage their funds and monitor their investments, should not buy the Funds.

There is no assurance that any Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.

For the Leveraged Long Funds with a 1.75-time leverage exposure, if the underlying stock drops by more than 57% on a given trading day, the Fund’s investors could lose all of their money. For the Leveraged Long Funds with a 1.5-time leverage exposure, if the underlying stock drops by more than 67% on a given trading day, the Fund’s investors could lose all of their money.

For the Inverse Funds with a -1.75-time leverage exposure, if the underlying stock increases by more than 57% on a given trading day, the Fund’s investors could lose all of their money. For the Inverse Funds with a -1.5-time leverage exposure, if the underlying stock increases by more than 67% on a given trading day, the Fund’s investors could lose all of their money.

KURV EXXONMOBIL (XOM) 1.5X LONG DAILY ETF (TICKER: LXOM) - SUMMARY

Important Information Regarding the Fund

The Kurv ExxonMobil (XOM) 1.5x Long Daily ETF (the “Fund”) seeks to replicate 1.5x times (150%) the daily percentage change of the common shares of ExxonMobil Inc. (“ExxonMobil”) (Fund ticker listed on Cboe: LXOM). Because the Fund aims to replicate the daily performance of ExxonMobil, it is very different from most other exchange-traded funds (“ETFs”). It is also riskier than alternatives that do not use leverage. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 150% the performance of ExxonMobil for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 150% the return of the ExxonMobil for that period. Longer holding periods, higher volatility of ExxonMobil and leverage increase the impact of compounding on an investor’s returns. During periods of higher underlying stock volatility, the volatility of ExxonMobil may affect the Fund’s return as much as, or more than, the return of ExxonMobil.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (1.50x) investment results, understand the risks associated with the use of leverage, and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if ExxonMobil’s performance is flat, and it is possible that the Fund will lose money even if ExxonMobil’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks to replicate 1.5x times (150%), before fees and expenses, the performance of the ExxonMobil common stock while earning income from collateral posted in connection with the transactions to achieve the leverage.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.25%
Total Annual Fund Operating Expenses(2)	1.24%
Fee Waiver(3)	0.09%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	1.15%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)

The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 1.75% of Fund assets for the fiscal year ending May 31, 2023.

(3)	The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until May 31, 2024, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.15%, of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the adviser.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$117	$385

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund does not have any portfolio turnover because it has not yet launched.

Principal Investment Strategies

The Fund is an actively managed exchange traded fund that attempts to replicate 1.5x times (150%) the daily percentage change of the common shares of ExxonMobil by entering into a swap agreement on the ExxonMobil common stock. The Fund aims to achieve this replication for a single day. The Fund itself only replicates the daily leveraged return of ExxonMobil. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on ExxonMobil. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the underlying stock, which is ExxonMobil.

In order to achieve its investment objective, the Fund will enter into swap agreements. At the end of each trading day, the swap notional exposure against the Underlying Stock will be approximately equal to 1.5x times the Fund’s net asset value.

To achieve a swap notional exposure equal to 1.5x times the Fund’s net asset value at the end of each trading day, the adviser will adjust the swap notional exposure daily by sending orders to the swap provider(s) for execution at close. Such transactions will result in trading fees to be paid by the Fund.

As a secondary strategy, the Fund seeks to earn income by investing in fixed-income securities including the following securities that will serve as margin or collateral or otherwise support the swaps positions: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as short-term bonds, commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality and/or (5) mortgage-related securities, including agency and non-agency mortgages, and “to be announced” or “TBA” mortgage-backed securities contracts. The Fund may also invest up to 25% of its assets in ExxonMobil.

ExxonMobil Corporation was incorporated in the State of New Jersey in 1882. Divisions and affiliated companies of ExxonMobil operate or market products in the United States and most other countries of the world. Its principal business involves exploration for, and production of, crude oil and natural gas; manufacture, trade, transport and sale of crude oil, natural gas, petroleum products, petrochemicals and a wide variety of specialty products; and pursuit of lower-emission business opportunities including carbon capture and storage, hydrogen and biofuels. Affiliates of ExxonMobil conduct extensive research programs in support of these businesses. Exxon Mobil Corporation has several divisions and hundreds of affiliates.

The energy and petrochemical industries are highly competitive, both within the industries and also with other industries in supplying the energy, fuel, and chemical needs of industrial and individual consumers. Certain industry participants, including ExxonMobil, are expanding investments in lower-emission energy and emission-reduction services and technologies. Exxon competes with other firms in the sale or purchase of needed goods and services in many national and international markets and employs all methods of competition which are lawful and appropriate for such purposes.

The Fund has adopted a policy to have at least 80% of its investment exposure to financial instruments with economic characteristics that should correspond to the specified long leveraged multiple times the performance of the Underlying Stock.

Due to the Fund’s investment exposure to ExxonMobil, the Fund’s investment exposure is concentrated in the energy industry.

The Fund expects to use Cowen Financial Products LLC as its initial swap counterparty.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 150% of the return of the ExxonMobil Stock over the same period. The Fund will lose money if the ExxonMobil Stock’s performance is flat over time, and as a result of daily rebalancing, the ExxonMobil Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the ExxonMobil Stock’s performance increases over a period longer than a single day.

THE FUND, SHP ETF TRUST, AND KURV INVESTMENT MANAGEMENT LLC ARE NOT AFFILIATED WITH EXXONMOBIL.

This prospectus relates only to the Fund shares offered hereby and is not a prospectus for the common stock or other securities of ExxonMobil. The common stock of ExxonMobil (XOM) is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by ExxonMobil pursuant to the Exchange Act can be located at the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding ExxonMobil may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all ETFs, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and performance.

Effects of Compounding and Market Volatility Risk: The Fund seeks to replicate the leveraged daily returns of ExxonMobil and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from ExxonMobil’s performance, before fees and expenses. Compounding affects all investments but has a more significant impact on funds that aims to replicate leverage daily returns. For a Fund aiming to seeking a leveraged return, if adverse daily performance of ExxonMobil reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of ExxonMobil increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.

The effects of compounding become pronounced as ExxonMobil volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of ExxonMobil during shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how ExxonMobil volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) ExxonMobil Stock volatility; b) ExxonMobil Stock’s performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) ExxonMobil Stock’s dividends. The chart below illustrates the impact of two principal factors – ExxonMobil Stock volatility and performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of ExxonMobil Stock volatility and performance over a one-year period. Performance shown in the chart assumes that (i) there were no Fund expenses; and (ii) borrowing rates (needed to obtain a leveraged long exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be lower than those shown. Particularly during periods of higher ExxonMobil volatility, compounding will cause results for periods longer than a trading day to vary from the performance of ExxonMobil.

As shown in the chart below, the Fund would be expected to lose 2.3% if ExxonMobil provided no return over a one-year period during which ExxonMobil experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if ExxonMobil’s return is flat. For instance, if ExxonMobil’s annualized volatility is 100%, the Fund would be expected to lose 31.3% of its value, even if the cumulative ExxonMobil Stock return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 150% of the performance of ExxonMobil Stock and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 150% of the performance of the ExxonMobil Stock. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed.

One Year	150% One Year	Volatility
Return	Return	10%	25%	50%	75%	100%
-60%	-90%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%
-50%	-75%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%
-40%	-60%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%
-30%	-45%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%
-20%	-30%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%
-10%	-15%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%
0%	0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%
10%	15%	14.9%	12.7%	5.0%	-6.6%	-20.7%
20%	30%	31.0%	28.4%	19.7%	6.5%	-9.7%
30%	45%	47.7%	44.8%	35.0%	20.0%	1.9%
40%	60%	65.0%	61.8%	50.8%	34.1%	13.8%
50%	75%	83.0%	79.5%	67.3%	48.8%	26.3%
60%	90%	101.6%	97.7%	84.3%	63.9%	39.1%

ExxonMobil’s annualized historical volatility rate for the five year period ended December 31, 2022 was 35.0%. The ExxonMobil Stock’s highest volatility rate for any one calendar year for the five year period was 51.9% and volatility for a shorter period of time may have been substantially higher. The ExxonMobil Stock’s annualized performance for the five year ended December 31, 2022 was 11.4% (including reinvestment of eventual dividends). Historical volatility and performance are not indications of what the ExxonMobil volatility and performance will be in the future. The volatility of instruments that reflect the value of the ExxonMobil, such as swaps, may differ from the volatility of the ExxonMobil Stock.

Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of ExxonMobil Stock will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 1.5% for every 1% daily decline in the ExxonMobil Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event the ExxonMobil Stock declines more than 67%. Leverage will also have the effect of magnifying any differences in the Fund performance’s correlation with the ExxonMobil Stock.

Due to the limited availability of necessary investments or financial instruments, the Fund could, among other things, as a defensive measure, limit or suspend creations or redemptions of Creation Units until the Adviser determines that the requisite exposure to the ExxonMobil Stock is obtainable. During the period that creation or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value or the bid-ask spread of the Fund’s shares could widen significantly. In the case of a period during which creations are suspended, the Fund could experience significant redemptions, which may cause the Fund to sell portfolio securities at unfavorable prices and increased transaction and other costs and make greater taxable distributions to shareholders of the Fund.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Energy Sector Risk. The performance of the ExxonMobil Stock, and consequently the Fund’s performance, is subject to the risks of the energy sector. The market value of securities in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations and energy conservation efforts. The energy sector has recently experienced increased volatility. In particular, significant market volatility in the crude oil markets as well as the oil futures markets resulted in the market price of the front month WTI crude oil futures contracts falling below zero for a period of time.

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Fund Structure Risk. The Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

●	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

ExxonMobil Security Risk. ExxonMobil’s financial and operating results are subject to a variety of risks inherent in the global oil, gas, and petrochemical businesses, and the pursuit of lower-emission business opportunities. Many of these risk factors are not within the company’s control and could adversely affect its business, financial and operating results, or financial condition. These risk factors include:

The oil, gas, and petrochemical businesses are fundamentally commodity businesses. This means ExxonMobil’s operations and earnings may be significantly affected by changes in oil, gas, and petrochemical prices and by changes in margins on refined products. Oil, gas, petrochemical, and product prices and margins in turn depend on local, regional, and global events or conditions that affect supply and demand for the relevant commodity or product. Any material decline in oil or natural gas prices could have a material adverse effect on certain of the company’s operations, especially in the Upstream segment, which is organized and operates to explore for and produce oil and natural gas, and on its financial condition, and proved reserves. On the other hand, a material increase in oil or natural gas prices could have a material adverse effect on certain of the company’s operations, especially in the Downstream segment, which manufactures, trades and sells petroleum products, and Chemical segment, which manufactures and sells petrochemicals.

The demand for energy and petrochemicals is generally linked closely with broad-based economic activities and levels of prosperity. The occurrence of recessions or other periods of low or negative economic growth will typically have a direct adverse impact on ExxonMobil’s results.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular security or derivative in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

Mortgage-Related Securities Risk. The Fund may invest in mortgage-related and asset backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. A Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities.

The 2008 financial downturn, particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment, adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage-related securities.

New Adviser Risk. The Adviser has not previously managed an ETF. ETFs and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Adviser and the Adviser may not achieve the intended result in managing the Fund.

New Fund Risk. The Funds are new funds, with no operating history, which may result in additional risks for investors in the Funds. There can be no assurance that these Funds will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Non-Diversified Risk. The Fund’s portfolio focuses on the ExxonMobil Stock and will be subject to greater potential for volatility than a diversified fund.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

US Treasury Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Performance:

Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser: Kurv Investment Management LLC

Sub-Adviser: NEOS Investment Management, LLC

Portfolio Managers: Garrett Paolella (since inception), Troy Cates (since inception) and Ryan Houlton (since inception), each of whom is employed by the Sub-Adviser, serve as portfolio managers for the Fund.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

KURV EXXONMOBIL (XOM) 1.5X SHORT DAILY ETF (TICKER: SXOM) – SUMMARY

Important Information Regarding the Fund

The Kurv ExxonMobil (XOM) 1.5x Short Daily ETF (the “Fund”) seeks to replicate -1.5x times (-150%) the daily percentage change of the common shares of ExxonMobil Inc. (“ExxonMobil”) (Fund ticker listed on Cboe: SXOM). Because the Fund aims to replicate the daily performance of ExxonMobil, it is very different from most other exchange-traded funds (“ETFs”). It is also riskier than alternatives that do not use leverage. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be -150% the performance of ExxonMobil for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -150% the return of the ExxonMobil for that period. Longer holding periods, higher volatility of ExxonMobil and leverage increase the impact of compounding on an investor’s returns. During periods of higher underlying stock volatility, the volatility of ExxonMobil may affect the Fund’s return as much as, or more than, the return of ExxonMobil.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1.5x) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Underlying Stock’s performance is flat, and it is possible that the Fund will lose money even if the Underlying Stock’s performance decreases over a period longer than a single day.

Investment Objective

The Fund seeks to replicate -1.5x times (-150%), before fees and expenses, the performance of the ExxonMobil common stock while earning income from collateral posted in connection with the transactions to achieve the leverage.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.25%
Total Annual Fund Operating Expenses(2)	1.24%
Fee Waiver(3)	0.09%
Total Annual Fund Operating Expenses after Fee Waiver and Reimbursement	1.15%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.

(2)

The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 1.75% of Fund assets for the fiscal year ending May 31, 2023.

(3)	The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until May 31, 2024, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.15% of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the adviser.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$117	$385

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund does not have any portfolio turnover because it has not yet launched.

Principal Investment Strategies

The Fund is an actively managed exchange traded fund that attempts to replicate -1.5x times (-150%) the daily percentage change of the common shares of ExxonMobil by entering into a swap agreement on the ExxonMobil common stock. The Fund aims to achieve this replication for a single day. The Fund itself only replicates the daily leveraged return of ExxonMobil. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on ExxonMobil. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the underlying stock, which is ExxonMobil.

In order to achieve its investment objective, the Fund will enter into swap agreements. At the end of each trading day, it is expected that the swap notional exposure against the Underlying Stock will be approximately equal to -1.5x times the Fund’s net asset value.

To achieve a swap notional exposure equal -1.5x times the Fund’s net asset value at the end of each trading day, the adviser will adjust the swap notional exposure daily by sending orders to the swap provider(s) for execution at close. Such transactions will result in trading fees to be paid by the Fund.

As a secondary strategy, the Fund seeks to earn income by investing in fixed-income securities including the following securities that will serve as margin or collateral or otherwise support the swaps positions: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as short-term bonds, commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality and/or (5) mortgage-related securities, including agency and non-agency mortgages, and “to be announced” or “TBA” mortgage-backed securities contracts. The Fund may also invest up to 25% of its assets in ExxonMobil.

ExxonMobil Corporation was incorporated in the State of New Jersey in 1882. Divisions and affiliated companies of ExxonMobil operate or market products in the United States and most other countries of the world. Its principal business involves exploration for, and production of, crude oil and natural gas; manufacture, trade, transport and sale of crude oil, natural gas, petroleum products, petrochemicals and a wide variety of specialty products; and pursuit of lower-emission business opportunities including carbon capture and storage, hydrogen and biofuels. Affiliates of ExxonMobil conduct extensive research programs in support of these businesses. Exxon Mobil Corporation has several divisions and hundreds of affiliates.

The energy and petrochemical industries are highly competitive, both within the industries and also with other industries in supplying the energy, fuel, and chemical needs of industrial and individual consumers. Certain industry participants, including ExxonMobil, are expanding investments in lower-emission energy and emission-reduction services and technologies. Exxon competes with other firms in the sale or purchase of needed goods and services in many national and international markets and employs all methods of competition which are lawful and appropriate for such purposes.

The Fund has adopted a policy to have at least 80% of its investment exposure to financial instruments with economic characteristics that should have the leveraged inverse performance of the Underlying Stock.

Due to the Fund’s investment exposure to ExxonMobil, the Fund’s investment exposure is concentrated in the energy industry.

The Fund expects to use Cowen Financial Products LLC as its initial swap counterparty.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -150% of the return of the ExxonMobil Stock over the same period. The Fund will lose money if the ExxonMobil Stock’s performance is flat over time, and as a result of daily rebalancing, the ExxonMobil Stock volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the ExxonMobil Stock’s performance decreases over a period longer than a single day.

THE FUND, SHP ETF TRUST, AND KURV INVESTMENT MANAGEMENT LLC ARE NOT AFFILIATED WITH THE EXXONMOBIL.

This prospectus relates only to the Fund shares offered hereby and is not a prospectus for the common stock or other securities of ExxonMobil. The common stock of ExxonMobil (XOM) is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by ExxonMobil pursuant to the Exchange Act can be located at the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding ExxonMobil may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all ETFs, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and performance.

Effects of Compounding and Market Volatility Risk: The Fund seeks to replicate the leveraged daily returns of ExxonMobil and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from ExxonMobil’s performance, before fees and expenses. Compounding affects all investments but has a more significant impact on funds that aims to replicate leverage daily returns. For a Fund aiming to seeking a leveraged return, if adverse daily performance of ExxonMobil reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of ExxonMobil increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.

The effect of compounding become pronounced as ExxonMobil volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of ExxonMobil during shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how ExxonMobil volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) ExxonMobil Stock volatility; b) ExxonMobil Stock’s performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) ExxonMobil Stock’s dividends. The chart below illustrates the impact of two principal factors – ExxonMobil Stock volatility and performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of ExxonMobil Stock volatility and performance over a one-year period. Performance shown in the chart assumes that (i) there were no Fund expenses; and (ii) borrowing rates (needed to obtain a leveraged long exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be lower than those shown. Particularly during periods of higher ExxonMobil volatility, compounding will cause results for periods longer than a trading day to vary from the performance of ExxonMobil.

As shown in the chart below, the Fund would be expected to lose 11.1% if ExxonMobil provided no return over a one-year period during which ExxonMobil experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if ExxonMobil’s return is flat. For instance, if ExxonMobil’s annualized volatility is 100%, the Fund would be expected to lose 84.7% of its value, even if the cumulative ExxonMobil Stock return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -150% of the performance of ExxonMobil Stock and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -150% of the performance of the ExxonMobil Stock. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed.

One Year	-150% One Year	Volatility
Return	Return	10%	25%	50%	75%	100%
-60%	90%	287.9%	251.6%	147.4%	37.7%	-39.4%
-50%	75%	177.6%	151.6%	77.0%	-1.5%	-56.6%
-40%	60%	111.2%	91.4%	34.6%	-25.1%	-67.0%
-30%	45%	67.6%	51.9%	6.9%	-40.5%	-73.8%
-20%	30%	37.2%	24.3%	-12.5%	-51.3%	-78.6%
-10%	15%	14.9%	4.2%	-26.7%	-59.2%	-82.0%
0%	0%	-1.9%	-11.1%	-37.4%	-65.2%	-84.7%
10%	-15%	-14.9%	-22.9%	-45.8%	-69.8%	-86.7%
20%	-30%	-25.3%	-32.3%	-52.4%	-73.5%	-88.3%
30%	-45%	-33.8%	-40.0%	-57.8%	-76.5%	-89.7%
40%	-60%	-40.8%	-46.3%	-62.2%	-79.0%	-90.7%
50%	-75%	-46.6%	-51.6%	-65.9%	-81.0%	-91.7%
60%	-90%	-51.5%	-56.1%	-69.1%	-82.8%	-92.4%

ExxonMobil’s annualized historical volatility rate for the five year period ended December 31, 2022 was 35.0%. The ExxonMobil Stock’s highest volatility rate for any one calendar year for the five year period was 51.9% and volatility for a shorter period of time may have been substantially higher. The ExxonMobil Stock’s annualized performance for the five year ended December 31, 2022 was 11.4%% (including reinvestment of eventual dividends). Historical volatility and performance are not indications of what the ExxonMobil volatility and performance will be in the future. The volatility of instruments that reflect the value of the ExxonMobil, such as swaps, may differ from the volatility of the ExxonMobil Stock.

Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of ExxonMobil Stock will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 1.50% for every 1% daily gain in the ExxonMobil Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event the ExxonMobil Stock gains more than 67%. Leverage will also have the effect of magnifying any differences in the Fund performance’s correlation with the ExxonMobil Stock.

Due to the limited availability of necessary investments or financial instruments, the Fund could, among other things, as a defensive measure, limit or suspend creations or redemptions of Creation Units until the Adviser determines that the requisite exposure to the ExxonMobil Stock is obtainable. During the period that creation or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value or the bid-ask spread of the Fund’s shares could widen significantly. In the case of a period during which creations are suspended, the Fund could experience significant redemptions, which may cause the Fund to sell portfolio securities at unfavorable prices and increased transaction and other costs and make greater taxable distributions to shareholders of the Fund.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Energy Sector Risk. The performance of the ExxonMobil Stock, and consequently the Fund’s performance, is subject to the risks of the energy sector. The market value of securities in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations and energy conservation efforts. The energy sector has recently experienced increased volatility. In particular, significant market volatility in the crude oil markets as well as the oil futures markets resulted in the market price of the front month WTI crude oil futures contracts falling below zero for a period of time.

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Fund Structure Risk. The Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

●	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

ExxonMobil Security Risk. ExxonMobil’s financial and operating results are subject to a variety of risks inherent in the global oil, gas, and petrochemical businesses, and the pursuit of lower-emission business opportunities. Many of these risk factors are not within the company’s control and could adversely affect its business, financial and operating results, or financial condition. These risk factors include:

The oil, gas, and petrochemical businesses are fundamentally commodity businesses. This means ExxonMobil’s operations and earnings may be significantly affected by changes in oil, gas, and petrochemical prices and by changes in margins on refined products. Oil, gas, petrochemical, and product prices and margins in turn depend on local, regional, and global events or conditions that affect supply and demand for the relevant commodity or product. Any material decline in oil or natural gas prices could have a material adverse effect on certain of the company’s operations, especially in the Upstream segment, which is organized and operates to explore for and produce oil and natural gas, and on its financial condition, and proved reserves. On the other hand, a material increase in oil or natural gas prices could have a material adverse effect on certain of the company’s operations, especially in the Downstream segment, which manufactures, trades and sells petroleum products, and Chemical segment, which manufactures and sells petrochemicals.

The demand for energy and petrochemicals is generally linked closely with broad-based economic activities and levels of prosperity. The occurrence of recessions or other periods of low or negative economic growth will typically have a direct adverse impact on ExxonMobil’s results.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular security or derivative in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

Mortgage-Related Securities Risk. The Fund may invest in mortgage-related and asset backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. A Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities.

The 2008 financial downturn, particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment, adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage-related securities.

New Funds. The Funds are new funds, with no operating history, which may result in additional risks for investors in the Funds. There can be no assurance that these Funds will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Non-Diversified Risk. The Fund’s portfolio focuses on the ExxonMobil Stock and will be subject to greater potential for volatility than a diversified fund.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

US Treasury Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Performance:

Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser: Kurv Investment Management LLC

Sub-Adviser: NEOS Investment Management, LLC

Portfolio Managers: Garrett Paolella (since inception), Troy Cates (since inception) and Ryan Houlton (since inception), each of whom is employed by the Sub-Adviser, serve as portfolio managers for the Fund.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

KURV BANK OF AMERICA (BAC) 1.5X LONG DAILY ETF (TICKER: UBAC) - SUMMARY

Important Information Regarding the Fund

The Kurv Bank of America (BAC) 1.5x Long Daily ETF (the “Fund”) seeks to replicate 1.5x times (150%) the daily percentage change of the common shares of Bank of America Corporation (“Bank of America”) (Fund ticker listed on NYSE: UBAC). Because the Fund aims to replicate the daily performance of Bank of America, it is very different from most other exchange-traded funds (“ETFs”). It is also riskier than alternatives that do not use leverage. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 150% the performance of Bank of America for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 150% the return of Bank of America for that period. Longer holding periods, higher volatility of Bank of America and leverage increase the impact of compounding on an investor’s returns. During periods of higher underlying stock volatility, the volatility of Bank of America may affect the Fund’s return as much as, or more than, the return of Bank of America.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (1.5x) investment results, understand the risks associated with the use of leverage, and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if Bank of America’s performance is flat, and it is possible that the Fund will lose money even if Bank of America’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks to replicate 1.5x times (150%), before fees and expenses, the performance of the Bank of America common stock while earning income from collateral posted in connection with the transactions to achieve the leverage.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.25%
Total Annual Fund Operating Expenses(2)	1.24%
Fee Waiver(3)	0.09%
Total Annual Fund Operating Expenses after Fee Waiver and Reimbursement	1.15%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.

(2)

The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 1.75% of Fund assets for the fiscal year ending May 31, 2023.

(3)	The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until May 31, 2024, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.15% of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the adviser.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$117	$385

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund does not have any portfolio turnover because it has not yet launched.

Principal Investment Strategies

The Fund is an actively managed exchange traded fund that attempts to replicate 1.5x times (150%) the daily percentage change of the common shares of Bank of America by entering into a swap agreement on the Bank of America common stock. The Fund aims to achieve this replication for a single day. The Fund itself only replicates the daily leveraged return of Bank of America. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on Bank of America. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the underlying stock, which is Bank of America.

In order to achieve its investment objective, the Fund will enter into swap agreements. At the end of each trading day, the swap notional exposure against the Underlying Stock will be approximately equal to 1.5x times the Fund’s net asset value.

To achieve a swap notional exposure equal to 1.5x times the Fund’s net asset value at the end of each trading day, the adviser will adjust the swap notional exposure daily by sending orders to the swap provider(s) for execution at close. Such transactions will result in trading fees to be paid by the Fund.

As a secondary strategy, the Fund seeks to earn income by investing in fixed-income securities including the following securities that will serve as margin or collateral or otherwise support the swaps positions: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as short-term bonds, commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality and/or (5) mortgage-related securities, including agency and non-agency mortgages, and “to be announced” or “TBA” mortgage-backed securities contracts. The Fund may also invest up to 25% of its assets in Bank of America.

Bank of America Corporation is a Delaware corporation, a bank holding company (“BHC”) and a financial holding company. As part of its efforts to streamline its organizational structure and reduce complexity and costs, Bank of America has reduced and intends to continue to reduce the number of its corporate subsidiaries, including through intercompany mergers.

Bank of America serves individual consumers, small- and middle-market businesses, institutional investors, large corporations and governments with a full range of banking, investing, asset management and other financial and risk management products and services. Bank of America is subject to an extensive regulatory framework applicable to BHCs, financial holding companies and banks and other financial services entities. U.S. federal regulation of banks, BHCs and financial holding companies is intended primarily for the protection of depositors and the Deposit Insurance Fund rather than for the protection of shareholders and creditors.

As a registered financial holding company and BHC, the Bank of America is subject to the supervision of, and regular inspection by, the Board of Governors of the Federal Reserve System. Bank of America’s U.S. bank subsidiaries organized as national banking associations are subject to regulation, supervision and examination by the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Federal Reserve.

The Fund has adopted a policy to have at least 80% of its investment exposure to financial instruments with economic characteristics that should correspond to the specified long leveraged multiple times the performance of the Underlying Stock.

The Fund expects to use Cowen Financial Products LLC as its initial swap counterparty.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 150% of the return of the Bank of America Stock over the same period. The Fund will lose money if the Bank of America Stock’s performance is flat over time, and as a result of daily rebalancing, the Bank of America Stock’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Bank of America Stock’s performance increases over a period longer than a single day.

THE FUND, SHP ETF TRUST, AND KURV INVESTMENT MANAGEMENT LLC ARE NOT AFFILIATED WITH BANK OF AMERICA.

This prospectus relates only to the Fund shares offered hereby and is not a prospectus for the common stock or other securities of Bank of America. The common stock of Bank of America (BAC) is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Bank of America pursuant to the Exchange Act can be located at the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Bank of America may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all ETFs, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and performance.

Effects of Compounding and Market Volatility Risk: The Fund seeks to replicate the leveraged daily returns of Bank of America and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from Bank of America’s performance, before fees and expenses. Compounding affects all investments but has a more significant impact on funds that aims to replicate leverage daily returns. For a Fund aiming to seeking a leveraged return, if adverse daily performance of Bank of America reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of Bank of America increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.

The effect of compounding become pronounced as Bank of America volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of Bank of America during shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how Bank of America volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Bank of America Stock volatility; b) Bank of America Stock’s performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) Bank of America Stock’s dividends. The chart below illustrates the impact of two principal factors – Bank of America Stock volatility and performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Bank of America Stock volatility and performance over a one-year period. Performance shown in the chart assumes that (i) there were no Fund expenses; and (ii) borrowing rates (needed to obtain a leveraged long exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be lower than those shown. Particularly during periods of higher Bank of America volatility, compounding will cause results for periods longer than a trading day to vary from the performance of Bank of America.

As shown in the chart below, the Fund would be expected to lose 2.3% if Bank of America provided no return over a one-year period during which Bank of America experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if Bank of America’s return is flat. For instance, if Bank of America’s annualized volatility is 100%, the Fund would be expected to lose 31.3% of its value, even if the cumulative Bank of America Stock return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 150% of the performance of Bank of America Stock and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 150% of the performance of the Bank of America Stock. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed.

One Year	150% One Year	Volatility
Return	Return	10%	25%	50%	75%	100%
-60%	-90%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%
-50%	-75%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%
-40%	-60%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%
-30%	-45%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%
-20%	-30%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%
-10%	-15%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%
0%	0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%
10%	15%	14.9%	12.7%	5.0%	-6.6%	-20.7%
20%	30%	31.0%	28.4%	19.7%	6.5%	-9.7%
30%	45%	47.7%	44.8%	35.0%	20.0%	1.9%
40%	60%	65.0%	61.8%	50.8%	34.1%	13.8%
50%	75%	83.0%	79.5%	67.3%	48.8%	26.3%
60%	90%	101.6%	97.7%	84.3%	63.9%	39.1%

Bank of America’s annualized historical volatility rate for the five year period ended December 31, 2022 was 31.8%. The Bank of America Stock’s highest volatility rate for any one calendar year for the five year period was 41.6% and volatility for a shorter period of time may have been substantially higher. The Bank of America Stock’s annualized performance for the five year ended December 31, 2022 was 4.5% (including reinvestment of eventual dividends). Historical volatility and performance are not indications of what the Bank of America Stock’s volatility and performance will be in the future. The volatility of instruments that reflect the value of Bank of America, such as swaps, may differ from the volatility of the Bank of America Stock.

Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of Bank of America Stock will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 1.5% for every 1% daily decline in the Bank of America Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event the Bank of America Stock declines more than 67%. Leverage will also have the effect of magnifying any differences in the Fund performance’s correlation with the Bank of America Stock.

Due to the limited availability of necessary investments or financial instruments, the Fund could, among other things, as a defensive measure, limit or suspend creations or redemptions of Creation Units until the Adviser determines that the requisite exposure to the Bank of America Stock is obtainable. During the period that creation or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value or the bid-ask spread of the Fund’s shares could widen significantly. In the case of a period during which creations are suspended, the Fund could experience significant redemptions, which may cause the Fund to sell portfolio securities at unfavorable prices and increased transaction and other costs and make greater taxable distributions to shareholders of the Fund.

Bank of America Security Risk. Bank of America is subject to risks related to financial markets and general economic, political and social conditions in the U.S. and abroad, including the level and volatility of interest rates, unexpected changes in market financing conditions, gross domestic product (GDP) growth, inflation, consumer spending, employment levels, energy prices, home prices, bankruptcies, fluctuations or other significant changes in both debt and equity capital markets and currencies, liquidity of the global financial markets, the growth of global trade and commerce, trade policies, the availability and cost of capital and credit, investor sentiment and confidence, and the sustainability of economic growth all affect its business.

Uncertainties surrounding fiscal and monetary policies present economic challenges. Actions taken by the Federal Reserve, including the planned reduction in its balance sheet, and other central banks are beyond its control and difficult to predict and can affect interest rates and the value of financial instruments and other assets, such as debt securities and mortgage servicing rights (MSRs), and impact its borrowers, potentially increasing delinquency rates.

Changes to existing U.S. laws and regulatory policies including those related to financial regulation, taxation, international trade, fiscal policy and healthcare may adversely impact Bank of America. For example, significant fiscal policy initiatives, may increase uncertainty surrounding the formulation and direction of U.S. monetary policy, and volatility of interest rates. Higher U.S. interest rates relative to other major economies could increase the likelihood of a more volatile and appreciating U.S. dollar. Changes to certain trade policies or measures could upset financial markets, and disrupt world trade and commerce. These developments could adversely affect Bank of America’s consumer and commercial businesses, its securities and derivatives portfolios, its level of charge-offs and provision for credit losses, the carrying value of its deferred tax assets, its capital levels and liquidity and the costs of running its business, and its results of operations. Increased market volatility and adverse changes in other financial or capital market conditions may increase its market risk.

Bank of America’s liquidity, competitive position, business, results of operations and financial condition are affected by market risks such as changes in interest and currency exchange rates, equity and futures prices, the implied volatility of interest rates, credit spreads and other economic and business factors. These market risks may adversely affect, among other things, (i) the value of its on- and off-balance sheet securities, trading assets, other financial instruments and MSRs, (ii) the cost of debt capital and its access to credit markets, (iii) the value of assets under management, (iv) fee income relating to assets under management, (v) customer allocation of capital among investment alternatives, (vi) the volume of client activity in its trading operations, (vii) investment banking fees, (viii) the general profitability and risk level of the transactions in which it engages and (ix) its competitiveness with respect to deposit pricing. For example, the value of certain of Bank of America’s assets is sensitive to changes in market interest rates.

Bank of America may incur losses if the value of certain assets declines, including due to changes in interest rates and prepayment speeds. If Bank of America is unable to access the capital markets, continue to maintain deposits, or its borrowing costs increase, its liquidity and competitive position will be negatively affected. Adverse changes to its credit ratings from the major credit rating agencies could significantly limit its access to funding or the capital markets, increase its borrowing costs, or trigger additional collateral or funding requirements.

Bank of America is a holding company and it depends upon its subsidiaries for liquidity, including the ability to pay dividends to shareholders and to fund payments on other obligations. Applicable laws and regulations, including capital and liquidity requirements, and actions taken pursuant to its resolution plan could restrict its ability to transfer funds from subsidiaries to Bank of America or other subsidiaries. In the event of its resolution under the single point of entry resolution strategy, such resolution could materially adversely affect its liquidity and financial condition and the ability to pay dividends to shareholders and to pay obligations. Economic or market disruptions, insufficient credit loss reserves or concentration of credit risk may result in an increase in the provision for credit losses, which could have an adverse effect on its financial condition and results of operations.

If the U.S. housing market weakens, or home prices decline, Bank of America’s consumer loan portfolios, credit quality, credit losses, representations and warranties exposures, and earnings may be adversely affected. Its derivatives businesses may expose the company to unexpected risks and potential losses. It is subject to numerous political, economic, market, reputational, operational, legal, regulatory and other risks in the non-U.S. jurisdictions in which it operates.

A failure in or breach of Bank of America’s operational or security systems or infrastructure, or those of third parties, could disrupt its businesses, and adversely impact its results of operations, liquidity and financial condition, as well as cause legal or reputational harm. A cyber-attack, information or security breach, or a technology failure of its or of a third party could adversely affect its ability to conduct its business, manage its exposure to risk or expand its businesses, result in the disclosure or misuse of confidential or proprietary information, increase its costs to maintain and update its operational and security systems and infrastructure, and adversely impact its results of operations, liquidity and financial condition, as well as cause legal or reputational harm. Mortgage loan repurchase obligations or claims from third parties could result in additional losses.

Failure to satisfy Bank of America’s obligations as servicer for residential mortgage securitizations, along with other losses it could incur in its capacity as servicer, and foreclosure delays and/or investigations into its residential mortgage foreclosure practices could cause losses. Bank of America subject to comprehensive government legislation and regulations, both domestically and internationally, which impact its operating costs, and could require Bank of America to make changes to its operations and result in an adverse impact on its results of operations. Additionally, these regulations and uncertainty surrounding the scope and requirements of the final rules implementing recently enacted and proposed legislation, as well as certain settlements and consent orders it has entered into, have increased and could continue to increase its compliance and operational risks and costs.

Bank of America is subject to significant financial and reputational risks from potential liability arising from lawsuits, and regulatory and government action.

U.S. federal banking agencies may require Bank of America to increase its regulatory capital, total loss absorbing capacity, long-term debt or liquidity requirements, which could result in the need to issue additional qualifying securities or to take other actions, such as to sell company assets.

Damage to its reputation could harm Bank of America’s businesses, including its competitive position and business prospects.

It faces significant and increasing competition in the financial services industry. Reforms to and uncertainty regarding LIBOR and certain other indices may adversely affect it business.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Fund Structure Risk. The Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

●	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular security or derivative in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

Mortgage-Related Securities Risk. The Fund may invest in mortgage-related and asset backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. A Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities.

The 2008 financial downturn, particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment, adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage-related securities.

New Adviser Risk. The Adviser has not previously managed an ETF. ETFs and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Adviser and the Adviser may not achieve the intended result in managing the Fund.

New Fund Risk. The Funds are new funds, with no operating history, which may result in additional risks for investors in the Funds. There can be no assurance that these Funds will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Non-Diversified Risk. The Fund’s portfolio focuses on the Bank of America Stock and will be subject to greater potential for volatility than a diversified fund.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

US Treasury Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Performance:

Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser: Kurv Investment Management LLC

Sub-Adviser: NEOS Investment Management, LLC

Portfolio Managers: Garrett Paolella (since inception), Troy Cates (since inception) and Ryan Houlton (since inception), each of whom is employed by the Sub-Adviser, serve as portfolio managers for the Fund.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

KURV BANK OF AMERICA (BAC) 1.5X SHORT DAILY ETF (TICKER: DBAC) – SUMMARY

Important Information Regarding the Fund

The Kurv Bank of America (BAC) 1.5x Short Daily ETF (the “Fund”) seeks to replicate -1.5x times (-150%) the daily percentage change of the common shares of Bank of America Corporation (“Bank of America”) (Fund ticker listed on Cboe: DBAC). Because the Fund aims to replicate the daily performance of Bank of America, it is very different from most other exchange-traded funds (“ETFs”). It is also riskier than alternatives that do not use leverage. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be -150% the performance of Bank of America for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -150% the return of Bank of America for that period. Longer holding periods, higher volatility of Bank of America and leverage increase the impact of compounding on an investor’s returns. During periods of higher underlying stock volatility, the volatility of Bank of America may affect the Fund’s return as much as, or more than, the return of Bank of America.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1.5x) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Underlying Stock’s performance is flat, and it is possible that the Fund will lose money even if the Underlying Stock’s performance decreases over a period longer than a single day.

Investment Objective

The Fund seeks to replicate -1.5x times (-150%), before fees and expenses, the performance of the Bank of America common stock while earning income from collateral posted in connection with the transactions to achieve the leverage.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.25%
Total Annual Fund Operating Expenses(2)	1.24%
Fee Waiver(3)	0.09%
Total Annual Fund Operating Expenses after Fee Waiver and Reimbursement	1.15%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)

The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 1.75% of Fund assets for the fiscal year ending May 31, 2023.

(3)	The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until May 31, 2024 so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.15% of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the adviser.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$117	$385

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund does not have any portfolio turnover because it has not yet launched.

Principal Investment Strategies

The Fund is an actively managed exchange traded fund that attempts to replicate -1.5x times (-150%) the daily percentage change of the common shares of Bank of America by entering into a swap agreement on the Bank of America common stock. The Fund aims to achieve this replication for a single day. The Fund itself only replicates the daily leveraged return of Bank of America. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on Bank of America. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the underlying stock, which is Bank of America.

In order to achieve its investment objective, the Fund will enter into swap agreements. At the end of each trading day, it is expected that the swap notional exposure against the Underlying Stock will be approximately equal to -1.5x times the Fund’s net asset value.

To achieve a swap notional exposure equal-1.5x times the Fund’s net asset value at the end of each trading day, the adviser will adjust the swap notional exposure daily by sending orders to the swap provider(s) for execution at close. Such transactions will result in trading fees to be paid by the Fund.

As a secondary strategy, the Fund seeks to earn income by investing in fixed-income securities including the following securities that will serve as margin or collateral or otherwise support the swaps positions: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as short-term bonds, commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality and/or (5) mortgage-related securities, including agency and non-agency mortgages, and “to be announced” or “TBA” mortgage-backed securities contracts. The Fund may also invest up to 25% of its assets in Bank of America.

Bank of America Corporation is a Delaware corporation, a bank holding company (“BHC”) and a financial holding company. As part of its efforts to streamline its organizational structure and reduce complexity and costs, Bank of America has reduced and intends to continue to reduce the number of its corporate subsidiaries, including through intercompany mergers.

Bank of America serves individual consumers, small- and middle-market businesses, institutional investors, large corporations and governments with a full range of banking, investing, asset management and other financial and risk management products and services. Bank of America is subject to an extensive regulatory framework applicable to BHCs, financial holding companies and banks and other financial services entities. U.S. federal regulation of banks, BHCs and financial holding companies is intended primarily for the protection of depositors and the Deposit Insurance Fund rather than for the protection of shareholders and creditors.

As a registered financial holding company and BHC, the Bank of America is subject to the supervision of, and regular inspection by, the Board of Governors of the Federal Reserve System. Bank of America’s U.S. bank subsidiaries organized as national banking associations are subject to regulation, supervision and examination by the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Federal Reserve.

The Fund has adopted a policy to have at least 80% of its investment exposure to financial instruments with economic characteristics that should have the inverse performance of the Underlying Stock.

The Fund expects to use Cowen Financial Products LLC as its initial swap counterparty.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -150% of the return of the Bank of America Stock over the same period. The Fund will lose money if the Bank of America Stock’s performance is flat over time, and as a result of daily rebalancing, the Bank of America Stock’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Bank of America Stock’s performance decreases over a period longer than a single day.

THE FUND, SHP ETF TRUST, AND KURV INVESTMENT MANAGEMENT LLC ARE NOT AFFILIATED WITH BANK OF AMERICA.

This prospectus relates only to the Fund shares offered hereby and is not a prospectus for the common stock or other securities of Bank of America. The common stock of Bank of America (BAC) is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Bank of America pursuant to the Exchange Act can be located at the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Bank of America may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all ETFs, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and performance.

Effects of Compounding and Market Volatility Risk: The Fund seeks to replicate the leveraged daily returns of Bank of America and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from Bank of America’s performance, before fees and expenses. Compounding affects all investments but has a more significant impact on funds that aims to replicate leverage daily returns. For a Fund aiming to seeking a leveraged return, if adverse daily performance of Bank of America reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of Bank of America increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.

The effect of compounding become pronounced as Bank of America volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of Bank of America during shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how Bank of America volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Bank of America Stock volatility; b) Bank of America Stock’s performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) Bank of America Stock’s dividends. The chart below illustrates the impact of two principal factors – Bank of America Stock volatility and performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Bank of America Stock volatility and performance over a one-year period. Performance shown in the chart assumes that (i) there were no Fund expenses; and (ii) borrowing rates (needed to obtain a leveraged long exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be lower than those shown. Particularly during periods of higher Bank of America volatility, compounding will cause results for periods longer than a trading day to vary from the performance of Bank of America.

As shown in the chart below, the Fund would be expected to lose 11.1% if Bank of America provided no return over a one-year period during which Bank of America experienced annualized volatility of 25.0%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if Bank of America’s return is flat. For instance, if Bank of America’s annualized volatility is 100%, the Fund would be expected to lose 84.7% of its value, even if the cumulative Bank of America Stock return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -150% of the performance of Bank of America Stock and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -150% of the performance of the Bank of America Stock. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed.

One Year	-150% One Year	Volatility
Return	Return	10%	25%	50%	75%	100%
-60%	90%	287.9%	251.6%	147.4%	37.7%	-39.4%
-50%	75%	177.6%	151.6%	77.0%	-1.5%	-56.6%
-40%	60%	111.2%	91.4%	34.6%	-25.1%	-67.0%
-30%	45%	67.6%	51.9%	6.9%	-40.5%	-73.8%
-20%	30%	37.2%	24.3%	-12.5%	-51.3%	-78.6%
-10%	15%	14.9%	4.2%	-26.7%	-59.2%	-82.0%
0%	0%	-1.9%	-11.1%	-37.4%	-65.2%	-84.7%
10%	-15%	-14.9%	-22.9%	-45.8%	-69.8%	-86.7%
20%	-30%	-25.3%	-32.3%	-52.4%	-73.5%	-88.3%
30%	-45%	-33.8%	-40.0%	-57.8%	-76.5%	-89.7%
40%	-60%	-40.8%	-46.3%	-62.2%	-79.0%	-90.7%
50%	-75%	-46.6%	-51.6%	-65.9%	-81.0%	-91.7%
60%	-90%	-51.5%	-56.1%	-69.1%	-82.8%	-92.4%

Bank of America’s annualized historical volatility rate for the five year period ended December 31, 2022 was 31.8%. The Bank of America Stock’s highest volatility rate for any one calendar year for the five year period was 41.6% and volatility for a shorter period of time may have been substantially higher. The Bank of America Stock’s annualized performance for the five year ended December 31, 2022 was 4.5% (including reinvestment of eventual dividends). Historical volatility and performance are not indications of what the Bank of America Stock’s volatility and performance will be in the future. The volatility of instruments that reflect the value of Bank of America, such as swaps, may differ from the volatility of the Bank of America Stock.

Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of Bank of America Stock will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 1.5% for every 1% daily gain in the Bank of America Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event the Bank of America Stock gains more than 67%. Leverage will also have the effect of magnifying any differences in the Fund performance’s correlation with the Bank of America Stock.

Due to the limited availability of necessary investments or financial instruments, the Fund could, among other things, as a defensive measure, limit or suspend creations or redemptions of Creation Units until the Adviser determines that the requisite exposure to the Bank of America Stock is obtainable. During the period that creation or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value or the bid-ask spread of the Fund’s shares could widen significantly. In the case of a period during which creations are suspended, the Fund could experience significant redemptions, which may cause the Fund to sell portfolio securities at unfavorable prices and increased transaction and other costs and make greater taxable distributions to shareholders of the Fund.

Bank of America Security Risk. Bank of America is subject to risks related to financial markets and general economic, political and social conditions in the U.S. and abroad, including the level and volatility of interest rates, unexpected changes in market financing conditions, gross domestic product (GDP) growth, inflation, consumer spending, employment levels, energy prices, home prices, bankruptcies, fluctuations or other significant changes in both debt and equity capital markets and currencies, liquidity of the global financial markets, the growth of global trade and commerce, trade policies, the availability and cost of capital and credit, investor sentiment and confidence, and the sustainability of economic growth all affect its business.

Uncertainties surrounding fiscal and monetary policies present economic challenges. Actions taken by the Federal Reserve, including the planned reduction in its balance sheet, and other central banks are beyond its control and difficult to predict and can affect interest rates and the value of financial instruments and other assets, such as debt securities and mortgage servicing rights (MSRs), and impact its borrowers, potentially increasing delinquency rates.

Changes to existing U.S. laws and regulatory policies including those related to financial regulation, taxation, international trade, fiscal policy and healthcare may adversely impact Bank of America. For example, significant fiscal policy initiatives, may increase uncertainty surrounding the formulation and direction of U.S. monetary policy, and volatility of interest rates. Higher U.S. interest rates relative to other major economies could increase the likelihood of a more volatile and appreciating U.S. dollar. Changes to certain trade policies or measures could upset financial markets, and disrupt world trade and commerce. These developments could adversely affect Bank of America’s consumer and commercial businesses, its securities and derivatives portfolios, its level of charge-offs and provision for credit losses, the carrying value of its deferred tax assets, its capital levels and liquidity and the costs of running its business, and its results of operations. Increased market volatility and adverse changes in other financial or capital market conditions may increase its market risk.

Bank of America’s liquidity, competitive position, business, results of operations and financial condition are affected by market risks such as changes in interest and currency exchange rates, equity and futures prices, the implied volatility of interest rates, credit spreads and other economic and business factors. These market risks may adversely affect, among other things, (i) the value of its on- and off-balance sheet securities, trading assets, other financial instruments and MSRs, (ii) the cost of debt capital and its access to credit markets, (iii) the value of assets under management, (iv) fee income relating to assets under management, (v) customer allocation of capital among investment alternatives, (vi) the volume of client activity in its trading operations, (vii) investment banking fees, (viii) the general profitability and risk level of the transactions in which it engages and (ix) its competitiveness with respect to deposit pricing. For example, the value of certain of Bank of America’s assets is sensitive to changes in market interest rates.

Bank of America may incur losses if the value of certain assets declines, including due to changes in interest rates and prepayment speeds. If Bank of America is unable to access the capital markets, continue to maintain deposits, or its borrowing costs increase, its liquidity and competitive position will be negatively affected. Adverse changes to its credit ratings from the major credit rating agencies could significantly limit its access to funding or the capital markets, increase its borrowing costs, or trigger additional collateral or funding requirements.

Bank of America is a holding company and it depends upon its subsidiaries for liquidity, including the ability to pay dividends to shareholders and to fund payments on other obligations. Applicable laws and regulations, including capital and liquidity requirements, and actions taken pursuant to its resolution plan could restrict its ability to transfer funds from subsidiaries to Bank of America or other subsidiaries. In the event of its resolution under the single point of entry resolution strategy, such resolution could materially adversely affect its liquidity and financial condition and the ability to pay dividends to shareholders and to pay obligations. Economic or market disruptions, insufficient credit loss reserves or concentration of credit risk may result in an increase in the provision for credit losses, which could have an adverse effect on its financial condition and results of operations.

If the U.S. housing market weakens, or home prices decline, Bank of America’s consumer loan portfolios, credit quality, credit losses, representations and warranties exposures, and earnings may be adversely affected. Its derivatives businesses may expose the company to unexpected risks and potential losses. It is subject to numerous political, economic, market, reputational, operational, legal, regulatory and other risks in the non-U.S. jurisdictions in which it operates.

A failure in or breach of Bank of America’s operational or security systems or infrastructure, or those of third parties, could disrupt its businesses, and adversely impact its results of operations, liquidity and financial condition, as well as cause legal or reputational harm. A cyber-attack, information or security breach, or a technology failure of its or of a third party could adversely affect its ability to conduct its business, manage its exposure to risk or expand its businesses, result in the disclosure or misuse of confidential or proprietary information, increase its costs to maintain and update its operational and security systems and infrastructure, and adversely impact its results of operations, liquidity and financial condition, as well as cause legal or reputational harm. Mortgage loan repurchase obligations or claims from third parties could result in additional losses.

Failure to satisfy Bank of America’s obligations as servicer for residential mortgage securitizations, along with other losses it could incur in its capacity as servicer, and foreclosure delays and/or investigations into its residential mortgage foreclosure practices could cause losses. Bank of America subject to comprehensive government legislation and regulations, both domestically and internationally, which impact its operating costs, and could require Bank of America to make changes to its operations and result in an adverse impact on its results of operations. Additionally, these regulations and uncertainty surrounding the scope and requirements of the final rules implementing recently enacted and proposed legislation, as well as certain settlements and consent orders it has entered into, have increased and could continue to increase its compliance and operational risks and costs.

Bank of America is subject to significant financial and reputational risks from potential liability arising from lawsuits, and regulatory and government action.

U.S. federal banking agencies may require Bank of America to increase its regulatory capital, total loss absorbing capacity, long-term debt or liquidity requirements, which could result in the need to issue additional qualifying securities or to take other actions, such as to sell company assets.

Damage to its reputation could harm Bank of America’s businesses, including its competitive position and business prospects.

It faces significant and increasing competition in the financial services industry. Reforms to and uncertainty regarding LIBOR and certain other indices may adversely affect it business.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Fund Structure Risk. The Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

●	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular security or derivative in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

Mortgage-Related Securities Risk. The Fund may invest in mortgage-related and asset backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. A Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities.

The 2008 financial downturn, particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment, adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage-related securities.

New Fund Risk. The Funds are new funds, with no operating history, which may result in additional risks for investors in the Funds. There can be no assurance that these Funds will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Non-Diversified Risk. The Fund’s portfolio focuses on the Bank of America Stock and will be subject to greater potential for volatility than a diversified fund.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

US Treasury Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Performance:

Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser: Kurv Investment Management LLC

Sub-Adviser: Neos Investment Management LLC

Portfolio Managers: Garrett Paolella (since inception), Troy Cates (since inception) and Ryan Houlton (since inception), each of whom is employed by the Sub-Adviser, serve as portfolio managers for the Fund.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

KURV APPLE (AAPL) 1.75X LONG DAILY ETF (TICKER: LAAP) - SUMMARY

Important Information Regarding the Fund

The Kurv Apple (AAPL) 1.75x Long Daily ETF (the “Fund”) seeks to replicate 1.75x times (175%) the daily percentage change of the common shares of Apple Inc. (“Apple”) (Fund Ticker listed on Nasdaq: LAAP). Because the Fund aims to replicate the daily performance of Apple, it is very different from most other exchange-traded funds (“ETFs”). It is also riskier than alternatives that do not use leverage. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 175% the performance of Apple for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 175% the return of Apple for that period. Longer holding periods, higher volatility of Apple and leverage increase the impact of compounding on an investor’s returns. During periods of higher underlying stock volatility, the volatility of Apple may affect the Fund’s return as much as, or more than, the return of Apple.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (1.75x) investment results, understand the risks associated with the use of leverage, and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if Apple’s performance is flat, and it is possible that the Fund will lose money even if Apple’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks to replicate 1.75x times (175%), before fees and expenses, the performance of the Apple common stock while earning income from collateral posted in connection with the transactions to achieve the leverage.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.25%
Total Annual Fund Operating Expenses(2)	1.24%
Fee Waiver(3)	0.09%
Total Annual Fund Operating Expenses after Fee Waiver and Reimbursement	1.15%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)

The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 1.75% of Fund assets for the fiscal year ending May 31, 2023.

(3)	The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until May 31, 2024, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.15% of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the adviser.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$117	$385

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund does not have any portfolio turnover because it has not yet launched.

Principal Investment Strategies

The Fund is an actively managed exchange traded fund that attempts to replicate 1.75x times (175%) the daily percentage change of the common shares of Apple by entering into a swap agreement on the Apple common stock. The Fund aims to achieve this replication for a single day. The Fund itself only replicates the daily leveraged return of Apple. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on Apple. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the underlying stock, which is Apple.

In order to achieve its investment objective, the Fund will enter into swap agreements. At the end of each trading day, the swap notional exposure against the Underlying Stock will be approximately equal to 1.75x times the Fund’s net asset value.

To achieve a swap notional exposure equal to 1.75x times the Fund’s net asset value at the end of each trading day, the adviser will adjust the swap notional exposure daily by sending orders to the swap provider(s) for execution at close. Such transactions will result in trading fees to be paid by the Fund.

As a secondary strategy, the Fund seeks to earn income by investing in fixed-income securities including the following securities that will serve as margin or collateral or otherwise support the swaps positions: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as short-term bonds, commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality and/or (5) mortgage-related securities, including agency and non-agency mortgages, and “to be announced” or “TBA” mortgage-backed securities contracts. The Fund may also invest up to 25% of its assets in Apple.

Apple Inc. designs, manufactures and markets smartphones, personal computers, tablets, wearables and accessories, and sells a variety of related services. iPhone® is the company’s line of smartphones based on its iOS operating system. Mac® is the company’s line of personal computers based on its macOS® operating system. iPad® is the company’s line of multipurpose tablets based on its iPadOS® operating system. Wearables, Home and Accessories includes AirPods®, Apple TV®, Apple Watch®, Beats® products, HomePod®, iPod touch® and accessories. AirPods are the Company’s wireless headphones that interact with Siri®.

Apple’s customers are primarily in the consumer, small and mid-sized business, education, enterprise and government markets. The company sells its products and resells third-party products in most of its major markets directly to consumers, small and mid-sized businesses, and education, enterprise and government customers through its retail and online stores and its direct sales force. The company also employs a variety of indirect distribution channels, such as third-party cellular network carriers, wholesalers, retailers and resellers.

The Fund has adopted a policy to have at least 80% of its investment exposure to financial instruments with economic characteristics that should correspond to the specified long leveraged multiple times the performance of the Underlying Stock.

The Fund expects to use Cowen Financial Products LLC as its initial swap counterparty.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 175% of the return of the Apple Stock over the same period. The Fund will lose money if the Apple Stock’s performance is flat over time, and as a result of daily rebalancing, the Apple Stock’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Apple Stock’s performance increases over a period longer than a single day.

THE FUND, SHP ETF TRUST, AND KURV INVESTMENT MANAGEMENT LLC ARE NOT AFFILIATED WITH APPLE.

This prospectus relates only to the Fund shares offered hereby and is not a prospectus for the common stock or other securities of Apple. The common stock of Apple (AAPL) is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Apple pursuant to the Exchange Act can be located at the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Apple may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all ETFs, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and performance.

Effects of Compounding and Market Volatility Risk: The Fund seeks to replicate the leveraged daily returns of Apple and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from Apple’s performance, before fees and expenses. Compounding affects all investments but has a more significant impact on funds that aims to replicate leverage daily returns. For a Fund aiming to seeking a leveraged return, if adverse daily performance of Apple reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of Apple increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.

The effect of compounding become pronounced as Apple volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of Apple during shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how Apple volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Apple Stock volatility; b) Apple Stock’s performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) Apple Stock’s dividends. The chart below illustrates the impact of two principal factors – Apple Stock volatility and performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Apple Stock volatility and performance over a one-year period. Performance shown in the chart assumes that (i) there were no Fund expenses; and (ii) borrowing rates (needed to obtain a leveraged long exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be lower than those shown. Particularly during periods of higher Apple volatility, compounding will cause results for periods longer than a trading day to vary from the performance of Apple.

As shown in the chart below, the Fund would be expected to lose 4.0% if Apple provided no return over a one-year period during which Apple experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if Apple’s return is flat. For instance, if Apple’s annualized volatility is 100%, the Fund would be expected to lose 48.1% of its value, even if the cumulative Apple Stock return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 175% of the performance of Apple Stock and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 175% of the performance of the Apple Stock. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed.

One Year	175% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-105%	-80.0%	-80.7%	-82.9%	-86.1%	-89.6%
-50%	-88%	-70.5%	-71.5%	-74.8%	-79.4%	-84.6%
-40%	-70%	-59.4%	-60.7%	-65.3%	-71.7%	-78.8%
-30%	-53%	-46.8%	-48.6%	-54.5%	-63.0%	-72.2%
-20%	-35%	-32.8%	-35.0%	-42.6%	-53.2%	-64.9%
-10%	-18%	-17.4%	-20.2%	-29.4%	-42.5%	-56.9%
0%	0%	-0.7%	-4.0%	-15.1%	-30.9%	-48.1%
10%	18%	17.4%	13.4%	0.3%	-18.3%	-38.7%
20%	35%	36.7%	32.1%	16.8%	-4.9%	-28.6%
30%	53%	57.2%	51.9%	34.3%	9.4%	-17.9%
40%	70%	79.0%	72.9%	52.9%	24.6%	-6.5%
50%	88%	102.0%	95.1%	72.5%	40.6%	5.5%
60%	105%	126.1%	118.5%	93.2%	57.4%	18.1%

Apple’s annualized historical volatility rate for the five year period ended December 31, 2022 was 32.4%. The Apple Stock’s highest volatility rate for any one calendar year for the five year period was 40.3% and volatility for a shorter period of time may have been substantially higher. The Apple Stock’s annualized performance for the five year ended December 31, 2022 was 26.4% (including reinvestment of eventual dividends). Historical volatility and performance are not indications of what the Apple Stock’s volatility and performance will be in the future. The volatility of instruments that reflect the value of Apple, such as swaps, may differ from the volatility of the Apple Stock.

Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of Apple Stock will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 1.75% for every 1% daily decline in the Apple Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event the Apple Stock declines more than 57%. Leverage will also have the effect of magnifying any differences in the Fund performance’s correlation with the Apple Stock.

Due to the limited availability of necessary investments or financial instruments, the Fund could, among other things, as a defensive measure, limit or suspend creations or redemptions of Creation Units until the Adviser determines that the requisite exposure to the Apple Stock is obtainable. During the period that creation or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value or the bid-ask spread of the Fund’s shares could widen significantly. In the case of a period during which creations are suspended, the Fund could experience significant redemptions, which may cause the Fund to sell portfolio securities at unfavorable prices and increased transaction and other costs and make greater taxable distributions to shareholders of the Fund.

Apple Security Risk. Apple’s business, reputation, results of operations and financial condition, as well as the price of the company’s stock, can be affected by a number of factors, whether currently known or unknown, including those described below. When any one or more of these risks materialize from time to time, the company’s business, reputation, results of operations and financial condition, as well as the price of the company’s stock, can be materially and adversely affected.

Risks Related to COVID-19 - Apple’s business, results of operations and financial condition, as well as the price of the company’s stock, have been adversely affected and could in the future be materially adversely affected by the COVID-19 pandemic.

Macroeconomic and Industry Risks - Apple’s operations and performance depend significantly on global and regional economic conditions and adverse economic conditions can materially adversely affect the company’s business, results of operations and financial condition.

Apple’s business can be impacted by political events, trade and other international disputes, war, terrorism, natural disasters, public health issues, industrial accidents and other business interruptions.

Global markets for Apple’s products and services are highly competitive and subject to rapid technological change, and the company may be unable to compete effectively in these markets.

Business Risks - To remain competitive and stimulate customer demand, Apple must successfully manage frequent introductions and transitions of products and services. The company depends on component and product manufacturing and logistical services provided by outsourcing partners, many of which are located outside of the U.S.

Future operating results depend upon the company’s ability to obtain components in sufficient quantities on commercially reasonable terms. Apple’s products and services may be affected from time to time by design and manufacturing defects that could materially adversely affect the Company’s business and result in harm to the company’s reputation. The company is exposed to the risk of write-downs on the value of its inventory and other assets, in addition to purchase commitment cancellation risk. The company relies on access to third-party intellectual property, which may not be available to the company on commercially reasonable terms or at all. The company’s future performance depends in part on support from third-party software developers. Failure to obtain or create digital content that appeals to the company’s customers, or to make such content available on commercially reasonable terms, could have a material adverse impact on the company’s business, results of operations and financial condition. The company’s success depends largely on the continued service and availability of highly skilled employees, including key personnel. The company depends on the performance of carriers, wholesalers, retailers and other resellers. The company’s business and reputation are impacted by information technology system failures and network disruptions. Losses or unauthorized access to or releases of confidential information, including personal information, could subject the company to significant reputational, financial, legal and operational consequences. Investment in new business strategies and acquisitions could disrupt the company’s ongoing business, present risks not originally contemplated and adversely affect the company’s business, reputation, results of operations and financial condition. The company’s retail stores have required and will continue to require a substantial investment and commitment of resources and are subject to numerous risks and uncertainties.

Legal and Regulatory Compliance Risks - Apple’s business, results of operations and financial condition could be adversely impacted by unfavorable results of legal proceedings or government investigations. The company is subject to complex and changing laws and regulations worldwide, which exposes the company to potential liabilities, increased costs and other adverse effects on the company’s business. The technology industry, including, in some instances, the company, is subject to intense media, political and regulatory scrutiny, which exposes the company to increasing regulation, government investigations, legal actions and penalties. The company’s business is subject to a variety of U.S. and international laws, rules, policies and other obligations regarding data protection.

Financial Risks - Apple expects its quarterly net sales and results of operations to fluctuate. The Company’s financial performance is subject to risks associated with changes in the value of the U.S. dollar relative to local currencies. The company is exposed to credit risk and fluctuations in the values of its investment portfolio. The company is exposed to credit risk on its trade accounts receivable, vendor non-trade receivables and prepayments related to long-term supply agreements, and this risk is heightened during periods when economic conditions worsen. The company is subject to changes in tax rates, the adoption of new U.S. or international tax legislation and exposure to additional tax liabilities.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Fund Structure Risk. The Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

●	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Information Technology Sector Risk. The Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular security or derivative in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

Mortgage-Related Securities Risk. The Fund may invest in mortgage-related and asset backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. A Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities.

The 2008 financial downturn, particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment, adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage-related securities.

New Adviser Risk. The Adviser has not previously managed an ETF. ETFs and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Adviser and the Adviser may not achieve the intended result in managing the Fund.

New Fund Risk. The Funds are new funds, with no operating history, which may result in additional risks for investors in the Funds. There can be no assurance that these Funds will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Non-Diversified Risk. The Fund’s portfolio focuses on the Apple Stock and will be subject to greater potential for volatility than a diversified fund.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

US Treasury Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Performance:

Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser: Kurv Investment Management LLC

Sub-Adviser: Neos Investment Management LLC

Portfolio Managers: Garrett Paolella (since inception),Troy Cates (since inception) and Ryan Houlton (since inception), each of whom is employed by the Sub-Adviser, serve as portfolio managers for the Fund.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

KURV APPLE (AAPL) 1.75X SHORT DAILY ETF (TICKER: ZAAP) – SUMMARY

Important Information Regarding the Fund

The Kurv Apple (AAPL) 1.75x Short Daily ETF (the “Fund”) seeks to replicate -1.75x times (-175%) the daily percentage change of the common shares of Apple Inc. (“Apple”) (Fund Ticker listed on Cboe: ZAAP). Because the Fund aims to replicate the daily performance of Apple, it is very different from most other exchange-traded funds (“ETFs”). It is also riskier than alternatives that do not use leverage. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be -175% the performance of Apple for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -175% the return of Apple for that period. Longer holding periods, higher volatility of Apple and leverage increase the impact of compounding on an investor’s returns. During periods of higher underlying stock volatility, the volatility of Apple may affect the Fund’s return as much as, or more than, the return of Apple.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1.75x) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Underlying Stock’s performance is flat, and it is possible that the Fund will lose money even if the Underlying Stock’s performance decreases over a period longer than a single day.

Investment Objective

The Fund seeks to replicate -1.75x times (-175%), before fees and expenses, the performance of the Apple common stock while earning income from collateral posted in connection with the transactions to achieve the leverage.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.25%
Total Annual Fund Operating Expenses(2)	1.24%
Fee Waiver(3)	0.09%
Total Annual Fund Operating Expenses after Fee Waiver and Reimbursement	1.15%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)

The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 1.75% of Fund assets for the fiscal year ending May 31, 2023.

(3)	The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until May 31, 2024, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.15% of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the adviser.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$117	$385

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund does not have any portfolio turnover because it has not yet launched.

Principal Investment Strategies

The Fund is an actively managed exchange traded fund that attempts to replicate -1.75x times (-175%) the daily percentage change of the common shares of Apple by entering into a swap agreement on the Apple common stock. The Fund aims to achieve this replication for a single day. The Fund itself only replicates the daily leveraged return of Apple. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on Apple. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the underlying stock, which is Apple.

In order to achieve its investment objective, the Fund will enter into swap agreements. At the end of each trading day, it is expected that the swap notional exposure against the Underlying Stock will be approximately equal to -1.75x times the Fund’s net asset value.

To achieve a swap notional exposure equal -1.75x times the Fund’s net asset value at the end of each trading day, the adviser will adjust the swap notional exposure daily by sending orders to the swap provider(s) for execution at close. Such transactions will result in trading fees to be paid by the Fund.

As a secondary strategy, the Fund seeks to earn income by investing in fixed-income securities including the following securities that will serve as margin or collateral or otherwise support the swaps positions: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as short-term bonds, commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality and/or (5) mortgage-related securities, including agency and non-agency mortgages, and “to be announced” or “TBA” mortgage-backed securities contracts. The Fund may also invest up to 25% of its assets in Apple.

Apple Inc. designs, manufactures and markets smartphones, personal computers, tablets, wearables and accessories, and sells a variety of related services. iPhone® is the company’s line of smartphones based on its iOS operating system. Mac® is the company’s line of personal computers based on its macOS® operating system. iPad® is the company’s line of multipurpose tablets based on its iPadOS® operating system. Wearables, Home and Accessories includes AirPods®, Apple TV®, Apple Watch®, Beats® products, HomePod®, iPod touch® and accessories. AirPods are the Company’s wireless headphones that interact with Siri®.

Apple’s customers are primarily in the consumer, small and mid-sized business, education, enterprise and government markets. The company sells its products and resells third-party products in most of its major markets directly to consumers, small and mid-sized businesses, and education, enterprise and government customers through its retail and online stores and its direct sales force. The company also employs a variety of indirect distribution channels, such as third-party cellular network carriers, wholesalers, retailers and resellers.

The Fund has adopted a policy to have at least 80% of its investment exposure to financial instruments with economic characteristics that should have the inverse performance of the Underlying Stock.

The Fund expects to use Cowen Financial Products LLC as its initial swap counterparty.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -175% of the return of the Apple Stock over the same period. The Fund will lose money if the Apple Stock’s performance is flat over time, and as a result of daily rebalancing, the Apple Stock’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Apple Stock’s performance decreases over a period longer than a single day.

THE FUND, SHP ETF TRUST, AND KURV INVESTMENT MANAGEMENT LLC ARE NOT AFFILIATED WITH APPLE.

This prospectus relates only to the Fund shares offered hereby and is not a prospectus for the common stock or other securities of Apple. The common stock of Apple (AAPL) is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Apple pursuant to the Exchange Act can be located at the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Apple may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all ETFs, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and performance.

Effects of Compounding and Market Volatility Risk: The Fund seeks to replicate the leveraged daily returns of Apple and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from Apple’s performance, before fees and expenses. Compounding affects all investments but has a more significant impact on funds that aims to replicate leverage daily returns. For a Fund aiming to seeking a leveraged return, if adverse daily performance of Apple reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of Apple increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.

The effect of compounding become pronounced as Apple volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of Apple during shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how Apple volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Apple Stock volatility; b) Apple Stock’s performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) Apple Stock’s dividends. The chart below illustrates the impact of two principal factors – Apple Stock volatility and performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Apple Stock volatility and performance over a one-year period. Performance shown in the chart assumes that (i) there were no Fund expenses; and (ii) borrowing rates (needed to obtain a leveraged long exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be lower than those shown. Particularly during periods of higher Apple volatility, compounding will cause results for periods longer than a trading day to vary from the performance of Apple.

As shown in the chart below, the Fund would be expected to lose 14.0% if Apple provided no return over a one-year period during which Apple experienced annualized volatility of 25.0%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if Apple’s return is flat. For instance, if Apple’s annualized volatility is 100%, the Fund would be expected to lose 91.0% of its value, even if the cumulative Apple Stock return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -175% of the performance of Apple Stock and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -175% of the performance of the Apple Stock. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed.

One Year	-175% One Year	Volatility
Return	Return	10%	25%	50%	75%	100%
-60%	105%	385.2%	327.6%	172.4%	28.4%	-55.2%
-50%	88%	228.4%	189.4%	84.3%	-13.1%	-69.7%
-40%	70%	138.7%	110.3%	34.0%	-36.8%	-78.0%
-30%	53%	82.2%	60.6%	2.3%	-51.8%	-83.2%
-20%	35%	44.3%	27.1%	-19.0%	-61.8%	-86.7%
-10%	18%	17.4%	3.5%	-34.1%	-68.9%	-89.2%
0%	0%	-2.4%	-14.0%	-45.2%	-74.2%	-91.0%
10%	-18%	-17.4%	-27.2%	-53.6%	-78.1%	-92.4%
20%	-35%	-29.0%	-37.5%	-60.2%	-81.2%	-93.4%
30%	-53%	-38.3%	-45.6%	-65.4%	-83.7%	-94.3%
40%	-70%	-45.8%	-52.3%	-69.6%	-85.7%	-95.0%
50%	-88%	-52.0%	-57.7%	-73.0%	-87.3%	-95.6%
60%	-105%	-57.1%	-62.2%	-75.9%	-88.7%	-96.0%

Apple’s annualized historical volatility rate for the five year period ended December 31, 2022 was 32.4%. The Apple Stock’s highest volatility rate for any one calendar year for the five year period was 40.3% and volatility for a shorter period of time may have been substantially higher. The Apple Stock’s annualized performance for the five year ended December 31, 2022 was 26.4% (including reinvestment of eventual dividends). Historical volatility and performance are not indications of what the Apple Stock’s volatility and performance will be in the future. The volatility of instruments that reflect the value of Apple, such as swaps, may differ from the volatility of the Apple Stock.

Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of Apple Stock will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 1.75% for every 1% daily gain in the Apple Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event the Apple Stock gains more than 57%. Leverage will also have the effect of magnifying any differences in the Fund performance’s correlation with the Apple Stock.

Due to the limited availability of necessary investments or financial instruments, the Fund could, among other things, as a defensive measure, limit or suspend creations or redemptions of Creation Units until the Adviser determines that the requisite exposure to the Apple Stock is obtainable. During the period that creation or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value or the bid-ask spread of the Fund’s shares could widen significantly. In the case of a period during which creations are suspended, the Fund could experience significant redemptions, which may cause the Fund to sell portfolio securities at unfavorable prices and increased transaction and other costs and make greater taxable distributions to shareholders of the Fund.

Apple Security Risk. Apple’s business, reputation, results of operations and financial condition, as well as the price of the company’s stock, can be affected by a number of factors, whether currently known or unknown, including those described below. When any one or more of these risks materialize from time to time, the company’s business, reputation, results of operations and financial condition, as well as the price of the company’s stock, can be materially and adversely affected.

Risks Related to COVID-19 - Apple’s business, results of operations and financial condition, as well as the price of the company’s stock, have been adversely affected and could in the future be materially adversely affected by the COVID-19 pandemic.

Macroeconomic and Industry Risks - Apple’s operations and performance depend significantly on global and regional economic conditions and adverse economic conditions can materially adversely affect the company’s business, results of operations and financial condition.

Apple’s business can be impacted by political events, trade and other international disputes, war, terrorism, natural disasters, public health issues, industrial accidents and other business interruptions.

Global markets for Apple’s products and services are highly competitive and subject to rapid technological change, and the company may be unable to compete effectively in these markets.

Business Risks - To remain competitive and stimulate customer demand, Apple must successfully manage frequent introductions and transitions of products and services. The company depends on component and product manufacturing and logistical services provided by outsourcing partners, many of which are located outside of the U.S.

Future operating results depend upon the company’s ability to obtain components in sufficient quantities on commercially reasonable terms. Apple’s products and services may be affected from time to time by design and manufacturing defects that could materially adversely affect the Company’s business and result in harm to the company’s reputation. The company is exposed to the risk of write-downs on the value of its inventory and other assets, in addition to purchase commitment cancellation risk. The company relies on access to third-party intellectual property, which may not be available to the company on commercially reasonable terms or at all. The company’s future performance depends in part on support from third-party software developers. Failure to obtain or create digital content that appeals to the company’s customers, or to make such content available on commercially reasonable terms, could have a material adverse impact on the company’s business, results of operations and financial condition. The company’s success depends largely on the continued service and availability of highly skilled employees, including key personnel. The company depends on the performance of carriers, wholesalers, retailers and other resellers. The company’s business and reputation are impacted by information technology system failures and network disruptions. Losses or unauthorized access to or releases of confidential information, including personal information, could subject the company to significant reputational, financial, legal and operational consequences. Investment in new business strategies and acquisitions could disrupt the company’s ongoing business, present risks not originally contemplated and adversely affect the company’s business, reputation, results of operations and financial condition. The company’s retail stores have required and will continue to require a substantial investment and commitment of resources and are subject to numerous risks and uncertainties.

Legal and Regulatory Compliance Risks - Apple’s business, results of operations and financial condition could be adversely impacted by unfavorable results of legal proceedings or government investigations. The company is subject to complex and changing laws and regulations worldwide, which exposes the company to potential liabilities, increased costs and other adverse effects on the company’s business. The technology industry, including, in some instances, the company, is subject to intense media, political and regulatory scrutiny, which exposes the company to increasing regulation, government investigations, legal actions and penalties. The company’s business is subject to a variety of U.S. and international laws, rules, policies and other obligations regarding data protection.

Financial Risks - Apple expects its quarterly net sales and results of operations to fluctuate. The Company’s financial performance is subject to risks associated with changes in the value of the U.S. dollar relative to local currencies. The company is exposed to credit risk and fluctuations in the values of its investment portfolio. The company is exposed to credit risk on its trade accounts receivable, vendor non-trade receivables and prepayments related to long-term supply agreements, and this risk is heightened during periods when economic conditions worsen. The company is subject to changes in tax rates, the adoption of new U.S. or international tax legislation and exposure to additional tax liabilities.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Fund Structure Risk. The Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

●	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Information Technology Sector Risk. The Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular security or derivative in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

Mortgage-Related Securities Risk. The Fund may invest in mortgage-related and asset backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. A Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities.

The 2008 financial downturn, particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment, adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage-related securities.

New Fund Risk. The Funds are new funds, with no operating history, which may result in additional risks for investors in the Funds. There can be no assurance that these Funds will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Non-Diversified Risk. The Fund’s portfolio focuses on the Apple Stock and will be subject to greater potential for volatility than a diversified fund.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

US Treasury Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Performance:

Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser: Kurv Investment Management LLC

Sub-Adviser: Neos Investment Management LLC

Portfolio Managers: Garrett Paolella (since inception),Troy Cates (since inception) and Ryan Houlton (since inception), each of whom is employed by the Sub-Adviser, serve as portfolio managers for the Fund.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

KURV GOOGLE (GOOGL) 1.75X LONG DAILY ETF (TICKER: UGOO) - SUMMARY

Important Information Regarding the Fund

The Kurv Google (GOOGL) 1.75x Long Daily ETF (the “Fund”) seeks to replicate 1.75x times (175%) the daily percentage change of the common shares of Alphabet Inc. (“Google”) (Fund Ticker listed on Cboe: UGOO). Because the Fund aims to replicate the daily performance of Google, it is very different from most other exchange-traded funds (“ETFs”). It is also riskier than alternatives that do not use leverage. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 175% the performance of Google for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 175% the return of Google for that period. Longer holding periods, higher volatility of Google and leverage increase the impact of compounding on an investor’s returns. During periods of higher underlying stock volatility, the volatility of Google may affect the Fund’s return as much as, or more than, the return of Google.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (1.75x) investment results, understand the risks associated with the use of leverage, and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if Google’s performance is flat, and it is possible that the Fund will lose money even if Google’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks to replicate 1.75x times (175%), before fees and expenses, the performance of the Google common stock while earning income from collateral posted in connection with the transactions to achieve the leverage.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.25%
Total Annual Fund Operating Expenses(2)	1.24%
Fee Waiver(3)	0.09%
Total Annual Fund Operating Expenses after Fee Waiver and Reimbursement	1.15%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)

The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 1.75% of Fund assets for the fiscal year ending May 31, 2023.

(3)	The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until May 31, 2024, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.15% of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the adviser.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$117	$385

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund does not have any portfolio turnover because it has not yet launched.

Principal Investment Strategies

The Fund is an actively managed exchange traded fund that attempts to replicate 1.75x times (175%) the daily percentage change of the common shares of Google by entering into a swap agreement on the Google common stock. The Fund aims to achieve this replication for a single day. The Fund itself only replicates the daily leveraged return of Google. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on Google. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the underlying stock, which is Google.

In order to achieve its investment objective, the Fund will enter into swap agreements. At the end of each trading day, the swap notional exposure against the Underlying Stock will be approximately equal to two times the Fund’s net asset value.

To achieve a swap notional exposure equal to two times the Fund’s net asset value at the end of each trading day, the adviser will adjust the swap notional exposure daily by sending orders to the swap provider(s) for execution at close. Such transactions will result in trading fees to be paid by the Fund.

As a secondary strategy, the Fund seeks to earn income by investing in fixed-income securities including the following securities that will serve as margin or collateral or otherwise support the swaps positions: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as short-term bonds, commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality and/or (5) mortgage-related securities, including agency and non-agency mortgages, and “to be announced” or “TBA” mortgage-backed securities contracts. The Fund may also invest up to 25% of its assets in Google.

Alphabet Inc. is a collection of businesses — the largest of which are Google Services and Google Cloud. Google Services’ core products and platforms include ads, Android, Chrome, hardware, Gmail, Google Drive, Google Maps, Google Photos, Google Play, Search, and YouTube. Google Cloud is a company built in the cloud. Google offers infrastructure, security, data management, analytics and AI services. Google provides businesses with features like data migration, modern development environments, and machine learning tools to provide enterprise-ready cloud services, including Google Cloud Platform and Google Workspace. The Fund invests in Class A stock, which is the voting stock.

Google Cloud Platform enables developers to build, test, and deploy applications on its highly scalable and reliable infrastructure. Google Workspace collaboration tools include apps like Gmail, Docs, Drive, Calendar and Meet, which are designed with real-time collaboration and machine intelligence to help people work smarter. Google’s invests in emerging businesses at various stages of development, ranging from those in the R&D phase to those that are in the beginning stages of commercialization.

The Fund has adopted a policy to have at least 80% of its investment exposure to financial instruments with economic characteristics that should correspond to the specified long leveraged multiple times the performance of the Underlying Stock.

The Fund expects to use Cowen Financial Products LLC as its initial swap counterparty.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 175% of the return of the Google Stock over the same period. The Fund will lose money if the Google Stock’s performance is flat over time, and as a result of daily rebalancing, the Google Stock’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Google Stock’s performance increases over a period longer than a single day.

THE FUND, SHP ETF TRUST, AND KURV INVESTMENT MANAGEMENT LLC ARE NOT AFFILIATED WITH GOOGLE.

This prospectus relates only to the Fund shares offered hereby and is not a prospectus for the common stock or other securities of Alphabet. The common stock of Alphabet (GOOGL) is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Google pursuant to the Exchange Act can be located at the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Alphabet may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all ETFs, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and performance.

Effects of Compounding and Market Volatility Risk: The Fund seeks to replicate the leveraged daily returns of Google and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from Google’s performance, before fees and expenses. Compounding affects all investments but has a more significant impact on funds that aims to replicate leverage daily returns. For a Fund aiming to seeking a leveraged return, if adverse daily performance of Google reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of Google increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.

The effect of compounding become pronounced as Google volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of Google during shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how Google volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Google Stock volatility; b) Google Stock’s performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) Google Stock’s dividends. The chart below illustrates the impact of two principal factors – Google Stock volatility and performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Google Stock volatility and performance over a one-year period. Performance shown in the chart assumes that (i) there were no Fund expenses; and (ii) borrowing rates (needed to obtain a leveraged long exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be lower than those shown. Particularly during periods of higher Google volatility, compounding will cause results for periods longer than a trading day to vary from the performance of Google.

As shown in the chart below, the Fund would be expected to lose 6.1% if Google provided no return over a one-year period during which Google experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if Google’s return is flat. For instance, if Google’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative Google Stock return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 175% of the performance of Google Stock and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 175% of the performance of the Google Stock. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed.

One Year	175% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-105%	-80.0%	-80.7%	-82.9%	-86.1%	-89.6%
-50%	-88%	-70.5%	-71.5%	-74.8%	-79.4%	-84.6%
-40%	-70%	-59.4%	-60.7%	-65.3%	-71.7%	-78.8%
-30%	-53%	-46.8%	-48.6%	-54.5%	-63.0%	-72.2%
-20%	-35%	-32.8%	-35.0%	-42.6%	-53.2%	-64.9%
-10%	-18%	-17.4%	-20.2%	-29.4%	-42.5%	-56.9%
0%	0%	-0.7%	-4.0%	-15.1%	-30.9%	-48.1%
10%	18%	17.4%	13.4%	0.3%	-18.3%	-38.7%
20%	35%	36.7%	32.1%	16.8%	-4.9%	-28.6%
30%	53%	57.2%	51.9%	34.3%	9.4%	-17.9%
40%	70%	79.0%	72.9%	52.9%	24.6%	-6.5%
50%	88%	102.0%	95.1%	72.5%	40.6%	5.5%
60%	105%	126.1%	118.5%	93.2%	57.4%	18.1%

Google’s annualized historical volatility rate for the five year period ended December 31, 2022 was 25.8%. The Google Stock’s highest volatility rate for any one calendar year for the five year period was 30.9% and volatility for a shorter period of time may have been substantially higher. The Google Stock’s annualized performance for the five year ended December 31, 2022 was 10.9% (including reinvestment of eventual dividends). Historical volatility and performance are not indications of what the Google Stock’s volatility and performance will be in the future. The volatility of instruments that reflect the value of Google, such as swaps, may differ from the volatility of the Google Stock.

Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of Google Stock will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the Google Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event the Google Stock declines more than 57%. Leverage will also have the effect of magnifying any differences in the Fund performance’s correlation with the Google Stock.

Due to the limited availability of necessary investments or financial instruments, the Fund could, among other things, as a defensive measure, limit or suspend creations or redemptions of Creation Units until the Adviser determines that the requisite exposure to the Google Stock is obtainable. During the period that creation or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value or the bid-ask spread of the Fund’s shares could widen significantly. In the case of a period during which creations are suspended, the Fund could experience significant redemptions, which may cause the Fund to sell portfolio securities at unfavorable prices and increased transaction and other costs and make greater taxable distributions to shareholders of the Fund.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Fund Structure Risk. The Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

●	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Google Security Risk. Google generates a significant portion of its revenues from advertising, and reduced spending by advertisers, a loss of partners, or new and existing technologies that block ads online and/or affect its ability to customize ads could harm its business. Google’s ongoing investment in new businesses, products, services, and technologies is inherently risky, and could divert management attention and harm its financial condition and operating results.

Google’s revenue growth rate could decline over time. Its intellectual property rights are valuable, and any inability to protect them could reduce the value of its products, services, and brands as well as affect its ability to compete. Google’s business depends on strong brands, and failing to maintain and enhance its brands would hurt its ability to expand its base of users, advertisers, customers, content providers, and other partners.

Google faces a number of manufacturing and supply chain risks that could harm its financial condition, operating results, and prospects. Interruption to, interference with, or failure of its complex information technology and communications systems could hurt its ability to effectively provide its products and services, which could harm its reputation, financial condition, and operating results. In addition, problems with the design or implementation of its new global enterprise resource planning system could harm its business and operations. Google’s international operations expose it to additional risks that could harm its business, its financial condition, and operating results.

People access the Internet through a variety of platforms and devices that continue to evolve with the advancement of technology and user preferences. If manufacturers and users do not widely adopt versions of Google’s products and services developed for these interfaces, its business could be harmed.

Data privacy and security concerns relating to Google’s technology and its practices could damage its reputation, cause it to incur significant liability, and deter current and potential users or customers from using its products and services. Software bugs or defects, security breaches, and attacks on Google’s systems could result in the improper disclosure and use of user data and interference with its users’ and customers’ ability to use its products and services, harming its business operations and reputation.

Google’s ongoing investments in safety, security, and content review will likely continue to identify abuse of its platforms and misuse of user data. Problematic content on its platforms, including low-quality user-generated content, web spam, content farms, and other violations of its guidelines could affect the quality of its services, which could damage its reputation and deter its current and potential users from using its products and services.

Google’s business depends on continued and unimpeded access to the Internet by it and its users. Internet access providers may be able to restrict, block, degrade, or charge for access to certain of its products and services, which could lead to additional expenses and the loss of users and advertisers.

Google faces increased regulatory scrutiny as well as changes in regulatory conditions, laws, and policies governing a wide range of topics that may negatively affect its business. A variety of new and existing laws and/or interpretations could harm its business. It is subject to claims, suits, government investigations, other proceedings, and consent decrees that may harm its business, financial condition, and operating results. It may be subject to legal liability associated with providing online services or content. Privacy and data protection regulations are complex and rapidly evolving areas. Any failure or alleged failure to comply with these laws could harm its business, reputation, financial condition, and operating results. Google faces, and may continue to face, intellectual property and other claims that could be costly to defend, result in significant damage awards or other costs (including indemnification awards), and limit its ability to use certain technologies in the future.

The continuing effects of COVID-19 are highly unpredictable and could be significant, and may have an adverse effect on Google’s business, operations and its future financial performance. Its operating results may fluctuate, which makes its results difficult to predict and could cause its results to fall short of expectations. Acquisitions, joint ventures, investments, and divestitures could result in operating difficulties, dilution, and other consequences that may harm its business, financial condition, and operating results.

Information Technology Sector Risk. The Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular security or derivative in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

Mortgage-Related Securities Risk. The Fund may invest in mortgage-related and asset backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. A Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities.

The 2008 financial downturn, particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment, adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage-related securities.

New Adviser Risk. The Adviser has not previously managed an ETF. ETFs and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Adviser and the Adviser may not achieve the intended result in managing the Fund.

New Fund Risk. The Funds are new funds, with no operating history, which may result in additional risks for investors in the Funds. There can be no assurance that these Funds will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Non-Diversified Risk. The Fund’s portfolio focuses on the Google Stock and will be subject to greater potential for volatility than a diversified fund.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

US Treasury Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Performance:

Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser: Kurv Investment Management LLC

Sub-Adviser: Neos Investment Management LLC

Portfolio Managers: Garrett Paolella (since inception),Troy Cates (since inception) and Ryan Houlton (since inception), each of whom is employed by the Sub-Adviser, serve as portfolio managers for the Fund.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

KURV GOOGLE (GOOGL) 1.75X SHORT DAILY ETF (TICKER: DGOO) – SUMMARY

Important Information Regarding the Fund

The Kurv Google (GOOGL) 1.75x Short Daily ETF (the “Fund”) seeks to replicate -1.75x times (-175%) the daily percentage change of the common shares of Alphabet Inc. (“Google”) (Fund ticker listed on Cboe: DGOO). Because the Fund aims to replicate the daily performance of Google, it is very different from most other exchange-traded funds (“ETFs”). It is also riskier than alternatives that do not use leverage. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be -175% the performance of Google for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -175% the return of Google for that period. Longer holding periods, higher volatility of Google and leverage increase the impact of compounding on an investor’s returns. During periods of higher underlying stock volatility, the volatility of Google may affect the Fund’s return as much as, or more than, the return of Google.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1.75x) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Underlying Stock’s performance is flat, and it is possible that the Fund will lose money even if the Underlying Stock’s performance decreases over a period longer than a single day.

Investment Objective

The Fund seeks to replicate -1.75x times (-175%), before fees and expenses, the performance of the Google common stock while earning income from collateral posted in connection with the transactions to achieve the leverage.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.25%
Total Annual Fund Operating Expenses(2)	1.24%
Fee Waiver(3)	0.09%
Total Annual Fund Operating Expenses after Fee Waiver and Reimbursement	1.15%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 1.75% of Fund assets for the fiscal year ending May 31, 2023.

(3)	The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until May 31, 2024, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.15%of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the adviser.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$117	$385

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund does not have any portfolio turnover because it has not yet launched.

Principal Investment Strategies

The Fund is an actively managed exchange traded fund that attempts to replicate -1.75x times (-175%) the daily percentage change of the common shares of Google by entering into a swap agreement on the Google common stock. The Fund aims to achieve this replication for a single day. The Fund itself only replicates the daily leveraged return of Google. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on Google. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the underlying stock, which is Google.

In order to achieve its investment objective, the Fund will enter into swap agreements. At the end of each trading day, it is expected that the swap notional exposure against the Underlying Stock will be approximately equal to -1.75x times the Fund’s net asset value.

To achieve a swap notional exposure equal -1.75x times the Fund’s net asset value at the end of each trading day, the adviser will adjust the swap notional exposure daily by sending orders to the swap provider(s) for execution at close. Such transactions will result in trading fees to be paid by the Fund.

As a secondary strategy, the Fund seeks to earn income by investing in fixed-income securities including the following securities that will serve as margin or collateral or otherwise support the swaps positions: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as short-term bonds, commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality and/or (5) mortgage-related securities, including agency and non-agency mortgages, and “to be announced” or “TBA” mortgage-backed securities contracts. The Fund may also invest up to 25% of its assets in Google.

Alphabet Inc. is a collection of businesses — the largest of which are Google Services and Google Cloud. Google Services’ core products and platforms include ads, Android, Chrome, hardware, Gmail, Google Drive, Google Maps, Google Photos, Google Play, Search, and YouTube. Google Cloud is a company built in the cloud. Google offers infrastructure, security, data management, analytics and AI services. Google provides businesses with features like data migration, modern development environments, and machine learning tools to provide enterprise-ready cloud services, including Google Cloud Platform and Google Workspace. The Fund invests in Class A stock, which is the voting stock.

Google Cloud Platform enables developers to build, test, and deploy applications on its highly scalable and reliable infrastructure. Google Workspace collaboration tools include apps like Gmail, Docs, Drive, Calendar and Meet, which are designed with real-time collaboration and machine intelligence to help people work smarter. Google’s invests in emerging businesses at various stages of development, ranging from those in the R&D phase to those that are in the beginning stages of commercialization.

The Fund has adopted a policy to have at least 80% of its investment exposure to financial instruments with economic characteristics that should have the inverse performance of the Underlying Stock.

The Fund expects to use Cowen Financial Products LLC as its initial swap counterparty.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -175% of the return of the Google Stock over the same period. The Fund will lose money if the Google Stock’s performance is flat over time, and as a result of daily rebalancing, the Google Stock’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Google Stock’s performance decreases over a period longer than a single day.

THE FUND, SHP ETF TRUST, AND KURV INVESTMENT MANAGEMENT LLC ARE NOT AFFILIATED WITH GOOGLE.

This prospectus relates only to the Fund shares offered hereby and is not a prospectus for the common stock or other securities of Google. The common stock of Google (GOOGL) is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Google pursuant to the Exchange Act can be located at the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Google may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all ETFs, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and performance.

Effects of Compounding and Market Volatility Risk: The Fund seeks to replicate the leveraged daily returns of Google and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from Google’s performance, before fees and expenses. Compounding affects all investments but has a more significant impact on funds that aims to replicate leverage daily returns. For a Fund aiming to seeking a leveraged return, if adverse daily performance of Google reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of Google increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.

The effect of compounding become pronounced as Google volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of Google during shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how Google volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Google Stock volatility; b) Google Stock’s performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) Google Stock’s dividends. The chart below illustrates the impact of two principal factors – Google Stock volatility and performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Google Stock volatility and performance over a one-year period. Performance shown in the chart assumes that (i) there were no Fund expenses; and (ii) borrowing rates (needed to obtain a leveraged long exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be lower than those shown. Particularly during periods of higher Google volatility, compounding will cause results for periods longer than a trading day to vary from the performance of Google.

As shown in the chart below, the Fund would be expected to lose 17.1% if Google provided no return over a one-year period during which Google experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if Google’s return is flat. For instance, if Google’s annualized volatility is 100%, the Fund would be expected to lose 95.0% of its value, even if the cumulative Google Stock return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -175% of the performance of Google Stock and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -175% of the performance of the Google Stock. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed.

One Year	-175% One Year	Volatility
Return	Return	10%	25%	50%	75%	100%
-60%	105%	385.2%	327.6%	172.4%	28.4%	-55.2%
-50%	88%	228.4%	189.4%	84.3%	-13.1%	-69.7%
-40%	70%	138.7%	110.3%	34.0%	-36.8%	-78.0%
-30%	53%	82.2%	60.6%	2.3%	-51.8%	-83.2%
-20%	35%	44.3%	27.1%	-19.0%	-61.8%	-86.7%
-10%	18%	17.4%	3.5%	-34.1%	-68.9%	-89.2%
0%	0%	-2.4%	-14.0%	-45.2%	-74.2%	-91.0%
10%	-18%	-17.4%	-27.2%	-53.6%	-78.1%	-92.4%
20%	-35%	-29.0%	-37.5%	-60.2%	-81.2%	-93.4%
30%	-53%	-38.3%	-45.6%	-65.4%	-83.7%	-94.3%
40%	-70%	-45.8%	-52.3%	-69.6%	-85.7%	-95.0%
50%	-88%	-52.0%	-57.7%	-73.0%	-87.3%	-95.6%
60%	-105%	-57.1%	-62.2%	-75.9%	-88.7%	-96.0%

Google’s annualized historical volatility rate for the five year period ended December 31, 2022 was 25.8%. The Google Stock’s highest volatility rate for any one calendar year for the five year period was 30.9% and volatility for a shorter period of time may have been substantially higher. The Google Stock’s annualized performance for the five year ended December 31, 2022 was 10.9% (including reinvestment of eventual dividends). Historical volatility and performance are not indications of what the Google Stock’s volatility and performance will be in the future. The volatility of instruments that reflect the value of Google, such as swaps, may differ from the volatility of the Google Stock.

Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of Google Stock will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily gain in the Google Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event the Google Stock gains more than 57%. Leverage will also have the effect of magnifying any differences in the Fund performance’s correlation with the Google Stock.

Due to the limited availability of necessary investments or financial instruments, the Fund could, among other things, as a defensive measure, limit or suspend creations or redemptions of Creation Units until the Adviser determines that the requisite exposure to the Google Stock is obtainable. During the period that creation or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value or the bid-ask spread of the Fund’s shares could widen significantly. In the case of a period during which creations are suspended, the Fund could experience significant redemptions, which may cause the Fund to sell portfolio securities at unfavorable prices and increased transaction and other costs and make greater taxable distributions to shareholders of the Fund.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Fund Structure Risk. The Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

●	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Google Security Risk. Google generates a significant portion of its revenues from advertising, and reduced spending by advertisers, a loss of partners, or new and existing technologies that block ads online and/or affect its ability to customize ads could harm its business. Google’s ongoing investment in new businesses, products, services, and technologies is inherently risky, and could divert management attention and harm its financial condition and operating results.

Google’s revenue growth rate could decline over time. Its intellectual property rights are valuable, and any inability to protect them could reduce the value of its products, services, and brands as well as affect its ability to compete. Google’s business depends on strong brands, and failing to maintain and enhance its brands would hurt its ability to expand its base of users, advertisers, customers, content providers, and other partners.

Google faces a number of manufacturing and supply chain risks that could harm its financial condition, operating results, and prospects. Interruption to, interference with, or failure of its complex information technology and communications systems could hurt its ability to effectively provide its products and services, which could harm its reputation, financial condition, and operating results. In addition, problems with the design or implementation of its new global enterprise resource planning system could harm its business and operations. Google’s international operations expose it to additional risks that could harm its business, its financial condition, and operating results.

People access the Internet through a variety of platforms and devices that continue to evolve with the advancement of technology and user preferences. If manufacturers and users do not widely adopt versions of Google’s products and services developed for these interfaces, its business could be harmed.

Data privacy and security concerns relating to Google’s technology and its practices could damage its reputation, cause it to incur significant liability, and deter current and potential users or customers from using its products and services. Software bugs or defects, security breaches, and attacks on Google’s systems could result in the improper disclosure and use of user data and interference with its users’ and customers’ ability to use its products and services, harming its business operations and reputation.

Google’s ongoing investments in safety, security, and content review will likely continue to identify abuse of its platforms and misuse of user data. Problematic content on its platforms, including low-quality user-generated content, web spam, content farms, and other violations of its guidelines could affect the quality of its services, which could damage its reputation and deter its current and potential users from using its products and services.

Google’s business depends on continued and unimpeded access to the Internet by it and its users. Internet access providers may be able to restrict, block, degrade, or charge for access to certain of its products and services, which could lead to additional expenses and the loss of users and advertisers.

Google faces increased regulatory scrutiny as well as changes in regulatory conditions, laws, and policies governing a wide range of topics that may negatively affect its business. A variety of new and existing laws and/or interpretations could harm its business. It is subject to claims, suits, government investigations, other proceedings, and consent decrees that may harm its business, financial condition, and operating results. It may be subject to legal liability associated with providing online services or content. Privacy and data protection regulations are complex and rapidly evolving areas. Any failure or alleged failure to comply with these laws could harm its business, reputation, financial condition, and operating results. Google faces, and may continue to face, intellectual property and other claims that could be costly to defend, result in significant damage awards or other costs (including indemnification awards), and limit its ability to use certain technologies in the future.

The continuing effects of COVID-19 are highly unpredictable and could be significant, and may have an adverse effect on Google’s business, operations and its future financial performance. Its operating results may fluctuate, which makes its results difficult to predict and could cause its results to fall short of expectations. Acquisitions, joint ventures, investments, and divestitures could result in operating difficulties, dilution, and other consequences that may harm its business, financial condition, and operating results.

Information Technology Sector Risk. The Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular security or derivative in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

Mortgage-Related Securities Risk. The Fund may invest in mortgage-related and asset backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. A Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities.

The 2008 financial downturn, particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment, adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage-related securities.

New Fund Risk. The Funds are new funds, with no operating history, which may result in additional risks for investors in the Funds. There can be no assurance that these Funds will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Non-Diversified Risk. The Fund’s portfolio focuses on the Google Stock and will be subject to greater potential for volatility than a diversified fund.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

US Treasury Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Performance:

Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser: Kurv Investment Management LLC

Sub-Adviser: Neos Investment Management LLC

Portfolio Managers: Garrett Paolella (since inception), Troy Cates (since inception) and Ryan Houlton (since inception), each of whom is employed by the Sub-Adviser, serve as portfolio managers for the Fund.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

KURV GOLDMAN SACHS (GS) 1.5X LONG DAILY ETF (TICKER: LGS) - SUMMARY

Important Information Regarding the Fund

The Kurv Goldman Sachs (GS) 1.5x Long Daily ETF (the “Fund”) seeks to replicate 1.5x times (150%) the daily percentage change of the common shares of The Goldman Sachs Group, Inc. (“Goldman Sachs”) (Fund Ticker listed on Cboe: LGS). Because the Fund aims to replicate the daily performance of Goldman Sachs, it is very different from most other exchange-traded funds (“ETFs”). It is also riskier than alternatives that do not use leverage. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 150% the performance of Goldman Sachs for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 150% the return of Goldman Sachs for that period. Longer holding periods, higher volatility of Goldman Sachs and leverage increase the impact of compounding on an investor’s returns. During periods of higher underlying stock volatility, the volatility of Goldman Sachs may affect the Fund’s return as much as, or more than, the return of Goldman Sachs.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (1.5x) investment results, understand the risks associated with the use of leverage, and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if Goldman Sachs’ performance is flat, and it is possible that the Fund will lose money even if Goldman Sachs’ performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks to replicate 1.5x times (150%), before fees and expenses, the performance of the Goldman Sachs common stock while earning income from collateral posted in connection with the transactions to achieve the leverage.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.25%
Total Annual Fund Operating Expenses(2)	1.24%
Fee Waiver(3)	0.09%
Total Annual Fund Operating Expenses after Fee Waiver and Reimbursement	1.15%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)

The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 1.75% of Fund assets for the fiscal year ending May 31, 2023.

(3)	The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until May 31, 2024, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.15%, of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the adviser.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$117	$385

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund does not have any portfolio turnover because it has not yet launched.

Principal Investment Strategies

The Fund is an actively managed exchange traded fund that attempts to replicate 1.5x times (150%) the daily percentage change of the common shares of Goldman Sachs by entering into a swap agreement on the Goldman Sachs common stock. The Fund aims to achieve this replication for a single day. The Fund itself only replicates the daily leveraged return of Goldman Sachs. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on Goldman Sachs. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the underlying stock, which is Goldman Sachs.

In order to achieve its investment objective, the Fund will enter into swap agreements. At the end of each trading day, the swap notional exposure against the Underlying Stock will be approximately equal to 1.5x times the Fund’s net asset value.

To achieve a swap notional exposure equal to 1.5x times the Fund’s net asset value at the end of each trading day, the adviser will adjust the swap notional exposure daily by sending orders to the swap provider(s) for execution at close. Such transactions will result in trading fees to be paid by the Fund.

As a secondary strategy, the Fund seeks to earn income by investing in fixed-income securities including the following securities that will serve as margin or collateral or otherwise support the swaps positions: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as short-term bonds, commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality and/or (5) mortgage-related securities, including agency and non-agency mortgages, and “to be announced” or “TBA” mortgage-backed securities contracts. The Fund may also invest up to 25% of its assets in Goldman Sachs.

The Goldman Sachs Group, Inc. is a leading global financial institution that delivers a broad range of financial services across investment banking, securities, investment management and consumer banking to a large and diversified client base that includes corporations, financial institutions, governments and individuals. Goldman Sachs is a bank holding company (BHC) and a financial holding company (FHC) regulated by the Board of Governors of the Federal Reserve System (FRB). Its U.S. depository institution subsidiary, Goldman Sachs Bank USA (GS Bank USA), is a New York State-chartered bank.

Goldman Sachs reports its activities in four business segments: Investment Banking, Global Markets, Asset Management, and Consumer & Wealth Management. Investment Banking generates revenues from financial advisory, underwriting and corporate lending activities. Global Markets consists of Fixed Income, Currency and Commodities (FICC) and Equities, and generates revenues from intermediation and financing activities. Asset Management generates revenues from management and other fees, incentive fees, equity investments, and lending and debt investments. Consumer & Wealth Management consists of Wealth management and Consumer banking, and generates revenues from management and other fees, incentive fees, private banking and lending, and consumer-oriented activities.

Goldman Sachs’ Investment Banking group serves public and private sector clients around the world. Goldman Sachs provide financial advisory services, help companies raise capital to strengthen and provide financing to corporate clients. Goldman Sachs has a diverse global group of institutional clients, including corporations, governments, states and municipalities. Goldman Sachs serves its clients who buy and sell financial products, raise funding and manage risk. Goldman Sachs’ Global Markets group makes markets and facilitates client transactions in fixed income, equity, currency and commodity products. In addition, it makes markets in, and clear client transactions on, major stock, options and futures exchanges worldwide. Goldman Sachs’ Asset Management provides investment services to help clients preserve and grow their financial assets. Goldman Sachs provides these services to its institutional clients, as well as investors who primarily access its products through a network of third-party distributors around the world.

Goldman Sachs manages client assets across a broad range of investment strategies and asset classes, including equity, fixed income and alternative investments. Alternative investments primarily includes hedge funds, credit funds, private equity, real estate, currencies, commodities and asset allocation strategies. Goldman Sachs’ investment offerings include those managed on a fiduciary basis by its portfolio managers, as well as those managed by third-party managers. Goldman Sachs offers its investment solutions in a variety of structures, including separately managed accounts, mutual funds, private partnerships and other commingled vehicles.

Goldman Sachs’ Consumer & Wealth Management helps clients achieve their individual financial goals by providing a broad range of wealth advisory and banking services, including financial planning, investment management, deposit-taking and lending. Goldman Sachs’ wealth management provides tailored wealth advisory services to clients across the wealth spectrum. It operates globally serving individuals, families, family offices, and foundations and endowments. Its relationships are established directly or introduced through corporations that sponsor financial wellness programs for their employees.

The Fund has adopted a policy to have at least 80% of its investment exposure to financial instruments with economic characteristics that should correspond to the specified long leveraged multiple times the performance of the Underlying Stock.

The Fund expects to use Cowen Financial Products LLC as its initial swap counterparty.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 150% of the return of the Goldman Sachs Stock over the same period. The Fund will lose money if the Goldman Sachs Stock’s performance is flat over time, and as a result of daily rebalancing, the Goldman Sachs Stock’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Goldman Sachs Stock’s performance increases over a period longer than a single day.

THE FUND, SHP ETF TRUST, AND KURV INVESTMENT MANAGEMENT LLC ARE NOT AFFILIATED WITH GOLDMAN SACHS.

This prospectus relates only to the Fund shares offered hereby and is not a prospectus for the common stock or other securities of Goldman Sachs. The common stock of Goldman Sachs (GS) is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Goldman Sachs pursuant to the Exchange Act can be located at the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Goldman Sachs may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all ETFs, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and performance.

Effects of Compounding and Market Volatility Risk: The Fund seeks to replicate the leveraged daily returns of Goldman Sachs and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from Goldman Sachs’ performance, before fees and expenses. Compounding affects all investments but has a more significant impact on funds that aims to replicate leverage daily returns. For a Fund aiming to seeking a leveraged return, if adverse daily performance of Goldman Sachs reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of Goldman Sachs increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.

The effect of compounding become pronounced as Goldman Sachs volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of Goldman Sachs during shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how Goldman Sachs volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Goldman Sachs Stock volatility; b) Goldman Sachs Stock’s performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) Goldman Sachs Stock’s dividends. The chart below illustrates the impact of two principal factors – Goldman Sachs Stock volatility and performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Goldman Sachs Stock volatility and performance over a one-year period. Performance shown in the chart assumes that (i) there were no Fund expenses; and (ii) borrowing rates (needed to obtain a leveraged long exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be lower than those shown. Particularly during periods of higher Goldman Sachs volatility, compounding will cause results for periods longer than a trading day to vary from the performance of Goldman Sachs.

As shown in the chart below, the Fund would be expected to lose 2.3% if Goldman Sachs provided no return over a one-year period during which Goldman Sachs experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if Goldman Sachs’ return is flat. For instance, if Goldman Sachs’ annualized volatility is 100%, the Fund would be expected to lose 31.3% of its value, even if the cumulative Goldman Sachs Stock return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 150% of the performance of Goldman Sachs Stock and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 150% of the performance of the Goldman Sachs Stock. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed.

One Year	150% One Year	Volatility
Return	Return	10%	25%	50%	75%	100%
-60%	-90%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%
-50%	-75%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%
-40%	-60%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%
-30%	-45%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%
-20%	-30%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%
-10%	-15%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%
0%	0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%
10%	15%	14.9%	12.7%	5.0%	-6.6%	-20.7%
20%	30%	31.0%	28.4%	19.7%	6.5%	-9.7%
30%	45%	47.7%	44.8%	35.0%	20.0%	1.9%
40%	60%	65.0%	61.8%	50.8%	34.1%	13.8%
50%	75%	83.0%	79.5%	67.3%	48.8%	26.3%
60%	90%	101.6%	97.7%	84.3%	63.9%	39.1%

Goldman Sachs’ annualized historical volatility rate for the five year period ended December 31, 2022 was 32.5%. The Goldman Sachs Stock’s highest volatility rate for any one calendar year for the five year period was 45.3% and volatility for a shorter period of time may have been substantially higher. The Goldman Sachs Stock’s annualized performance for the five year ended December 31, 2022 was 8.3% (including reinvestment of eventual dividends). Historical volatility and performance are not indications of what the Goldman Sachs Stock’s volatility and performance will be in the future. The volatility of instruments that reflect the value of Goldman Sachs, such as swaps, may differ from the volatility of the Goldman Sachs Stock.

Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of Goldman Sachs Stock will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 1.5% for every 1% daily decline in the Goldman Sachs Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event the Goldman Sachs Stock declines more than 67%. Leverage will also have the effect of magnifying any differences in the Fund performance’s correlation with the Goldman Sachs Stock.

Due to the limited availability of necessary investments or financial instruments, the Fund could, among other things, as a defensive measure, limit or suspend creations or redemptions of Creation Units until the Adviser determines that the requisite exposure to the Goldman Sachs Stock is obtainable. During the period that creation or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value or the bid-ask spread of the Fund’s shares could widen significantly. In the case of a period during which creations are suspended, the Fund could experience significant redemptions, which may cause the Fund to sell portfolio securities at unfavorable prices and increased transaction and other costs and make greater taxable distributions to shareholders of the Fund.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Fund Structure Risk. The Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

●	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Goldman Sachs Security Risk. Goldman Sachs is subject to market risks. Its businesses have been and may in the future be adversely affected by conditions in the global financial markets and broader economic conditions. Its businesses have been and may in the future be adversely affected by declining asset values, particularly where it has net “long” positions, receive fees based on the value of assets managed, or receive or post collateral. Its market-making activities have been and may in the future be affected by changes in the levels of market volatility.

Goldman Sachs’ investment banking, client intermediation, asset management and wealth management businesses have been adversely affected and may in the future be adversely affected by market uncertainty or lack of confidence among investors and CEOs due to declines in economic activity and other unfavorable economic, geopolitical or market conditions. Its asset management and wealth management businesses have been and may in the future be adversely affected by the poor investment performance of its investment products or a client preference for products other than those which it offers or for products that generate lower fees.

Goldman Sachs is subject to liquidity risks. Its liquidity, profitability and businesses may be adversely affected by an inability to access the debt capital markets or to sell assets. Its businesses have been and may in the future be adversely affected by disruptions or lack of liquidity in the credit markets, including reduced access to credit and higher costs of obtaining credit. Reductions in its credit ratings or an increase in its credit spreads may adversely affect its liquidity and cost of funding. Its liquidity depends on payments from its subsidiaries, many of which are subject to legal, regulatory and other restrictions on providing funds or assets.

Goldman Sachs’ businesses, profitability and liquidity may be adversely affected by deterioration in the credit quality of or defaults by third parties. Its concentration of risk increases the potential for significant losses in its market-making, underwriting, investing and financing activities. Its derivative transactions and delayed documentation or settlements may expose the firm to credit risk, unexpected risks and potential losses.

Failure in Goldman Sachs’ operational systems or infrastructure, or those of third parties, as well as human error, malfeasance or other misconduct, could impair its liquidity, disrupt its businesses, result in the disclosure of confidential information, damage its reputation and cause losses. A failure to protect its computer systems, networks and information, and its clients’ information, against cyberattacks and similar threats could impair its ability to conduct its businesses, result in the disclosure, theft or destruction of confidential information, damage its reputation and cause losses. It may incur losses as a result of ineffective risk management processes and strategies. It may incur losses as a result of unforeseen or catastrophic events, including pandemics, terrorist attacks, extreme weather events or other natural disasters. Climate change could disrupt its businesses and adversely affect client activity levels and the creditworthiness of its clients and counterparties, and its efforts to address concerns relating to climate change could result in damage to its reputation.

Goldman Sachs’ businesses and those of its clients are subject to extensive and pervasive regulation around the world. A failure to appropriately identify and address potential conflicts of interest could adversely affect its businesses. It may be adversely affected by increased governmental and regulatory scrutiny or negative publicity. Substantial civil or criminal liability or significant regulatory action against Goldman Sachs could have material adverse financial effects or cause the company significant reputational harm, which in turn could seriously harm its business prospects. Its commodities activities, particularly its physical commodities activities, subject the company to extensive regulation and involve certain potential risks, including environmental, reputational and other risks that may expose it to significant liabilities and costs.

Goldman Sachs’ results have been and may in the future be adversely affected by the composition of its client base. The growth of electronic trading and the introduction of new products and technologies, including trading technologies and cryptocurrencies, has increased competition.

Additionally, its businesses, financial condition, liquidity and results of operations have been and may in the future be adversely affected by the COVID-19 pandemic. Certain of its businesses and its funding instruments may be adversely affected by changes in other reference rates, currencies, indexes, baskets or ETFs to which products it offers or funding that it raises are linked.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular security or derivative in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

Mortgage-Related Securities Risk. The Fund may invest in mortgage-related and asset backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. A Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities.

The 2008 financial downturn, particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment, adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage-related securities.

New Adviser Risk. The Adviser has not previously managed an ETF. ETFs and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Adviser and the Adviser may not achieve the intended result in managing the Fund.

New Fund Risk. The Funds are new funds, with no operating history, which may result in additional risks for investors in the Funds. There can be no assurance that these Funds will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Non-Diversified Risk. The Fund’s portfolio focuses on the Goldman Sachs Stock and will be subject to greater potential for volatility than a diversified fund.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

US Treasury Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Performance:

Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser: Kurv Investment Management LLC

Sub-Adviser: Neos Investment Management LLC

Portfolio Managers: Garrett Paolella (since inception),Troy Cates (since inception) and Ryan Houlton (since inception), each of whom is employed by the Sub-Adviser, serve as portfolio managers for the Fund.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

KURV GOLDMAN SACHS (GS) 1.5X SHORT DAILY ETF (TICKER: SGS) – SUMMARY

Important Information Regarding the Fund

The Kurv Goldman Sachs (GS) 1.5x Short Daily ETF (the “Fund”) seeks to replicate -1.5x times (-150%) the daily percentage change of the common shares of The Goldman Sachs Group, Inc. (“Goldman Sachs”) (Fund ticker listed on Cboe: SGS). Because the Fund aims to replicate the daily performance of Goldman Sachs, it is very different from most other exchange-traded funds (“ETFs”). It is also riskier than alternatives that do not use leverage. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be -150% the performance of Goldman Sachs for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -150% the return of Goldman Sachs for that period. Longer holding periods, higher volatility of Goldman Sachs and leverage increase the impact of compounding on an investor’s returns. During periods of higher underlying stock volatility, the volatility of Goldman Sachs may affect the Fund’s return as much as, or more than, the return of Goldman Sachs.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1.5x) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Underlying Stock’s performance is flat, and it is possible that the Fund will lose money even if the Underlying Stock’s performance decreases over a period longer than a single day.

Investment Objective

The Fund seeks to replicate -1.5x times (-150%), before fees and expenses, the performance of the Goldman Sachs common stock while earning income from collateral posted in connection with the transactions to achieve the leverage.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.25%
Total Annual Fund Operating Expenses(2)	1.24%
Fee Waiver(3)	0.09%
Total Annual Fund Operating Expenses after Fee Waiver and Reimbursement	1.15%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.

(2)

The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 1.75% of Fund assets for the fiscal year ending May 31, 2023.

(3)	The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until May 31, 2024, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.15%, of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the adviser.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$117	$385

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund does not have any portfolio turnover because it has not yet launched.

Principal Investment Strategies

The Fund is an actively managed exchange traded fund that attempts to replicate -1.5x times (-150%) the daily percentage change of the common shares of Goldman Sachs by entering into a swap agreement on the Goldman Sachs common stock. The Fund aims to achieve this replication for a single day. The Fund itself only replicates the daily leveraged return of Goldman Sachs. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on Goldman Sachs. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the underlying stock, which is Goldman Sachs.

In order to achieve its investment objective, the Fund will enter into swap agreements. At the end of each trading day, it is expected that the swap notional exposure against the Underlying Stock will be approximately equal to -1.5x times the Fund’s net asset value.

To achieve a swap notional exposure equal -1.5x times the Fund’s net asset value at the end of each trading day, the adviser will adjust the swap notional exposure daily by sending orders to the swap provider(s) for execution at close. Such transactions will result in trading fees to be paid by the Fund.

As a secondary strategy, the Fund seeks to earn income by investing in fixed-income securities including the following securities that will serve as margin or collateral or otherwise support the swaps positions: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as short-term bonds, commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality and/or (5) mortgage-related securities, including agency and non-agency mortgages, and “to be announced” or “TBA” mortgage-backed securities contracts. The Fund may also invest up to 25% of its assets in Goldman Sachs.

The Goldman Sachs Group, Inc. is a leading global financial institution that delivers a broad range of financial services across investment banking, securities, investment management and consumer banking to a large and diversified client base that includes corporations, financial institutions, governments and individuals. Goldman Sachs is a bank holding company (BHC) and a financial holding company (FHC) regulated by the Board of Governors of the Federal Reserve System (FRB). Its U.S. depository institution subsidiary, Goldman Sachs Bank USA (GS Bank USA), is a New York State-chartered bank.

Goldman Sachs reports its activities in four business segments: Investment Banking, Global Markets, Asset Management, and Consumer & Wealth Management. Investment Banking generates revenues from financial advisory, underwriting and corporate lending activities. Global Markets consists of Fixed Income, Currency and Commodities (FICC) and Equities, and generates revenues from intermediation and financing activities. Asset Management generates revenues from management and other fees, incentive fees, equity investments, and lending and debt investments. Consumer & Wealth Management consists of Wealth management and Consumer banking, and generates revenues from management and other fees, incentive fees, private banking and lending, and consumer-oriented activities.

Goldman Sachs’ Investment Banking group serves public and private sector clients around the world. Goldman Sachs provide financial advisory services, help companies raise capital to strengthen and provide financing to corporate clients. Goldman Sachs has a diverse global group of institutional clients, including corporations, governments, states and municipalities. Goldman Sachs serves its clients who buy and sell financial products, raise funding and manage risk. Goldman Sachs’ Global Markets group makes markets and facilitates client transactions in fixed income, equity, currency and commodity products. In addition, it makes markets in, and clear client transactions on, major stock, options and futures exchanges worldwide. Goldman Sachs’ Asset Management provides investment services to help clients preserve and grow their financial assets. Goldman Sachs provides these services to its institutional clients, as well as investors who primarily access its products through a network of third-party distributors around the world.

Goldman Sachs manages client assets across a broad range of investment strategies and asset classes, including equity, fixed income and alternative investments. Alternative investments primarily includes hedge funds, credit funds, private equity, real estate, currencies, commodities and asset allocation strategies. Goldman Sachs’ investment offerings include those managed on a fiduciary basis by its portfolio managers, as well as those managed by third-party managers. Goldman Sachs offers its investment solutions in a variety of structures, including separately managed accounts, mutual funds, private partnerships and other commingled vehicles.

Goldman Sachs’ Consumer & Wealth Management helps clients achieve their individual financial goals by providing a broad range of wealth advisory and banking services, including financial planning, investment management, deposit-taking and lending. Goldman Sachs’ wealth management provides tailored wealth advisory services to clients across the wealth spectrum. It operates globally serving individuals, families, family offices, and foundations and endowments. Its relationships are established directly or introduced through corporations that sponsor financial wellness programs for their employees.

The Fund has adopted a policy to have at least 80% of its investment exposure to financial instruments with economic characteristics that should have the inverse performance of the Underlying Stock.

The Fund expects to use Cowen Financial Products LLC as its initial swap counterparty.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -150% of the return of the Goldman Sachs Stock over the same period. The Fund will lose money if the Goldman Sachs Stock’s performance is flat over time, and as a result of daily rebalancing, the Goldman Sachs Stock’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Goldman Sachs Stock’s performance decreases over a period longer than a single day.

THE FUND, SHP ETF TRUST, AND KURV INVESTMENT MANAGEMENT LLC ARE NOT AFFILIATED WITH GOLDMAN SACHS.

This prospectus relates only to the Fund shares offered hereby and is not a prospectus for the common stock or other securities of Goldman Sachs. The common stock of Goldman Sachs (GS) is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Goldman Sachs pursuant to the Exchange Act can be located at the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Goldman Sachs may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all ETFs, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and performance.

Effects of Compounding and Market Volatility Risk: The Fund seeks to replicate the leveraged daily returns of Goldman Sachs and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from Goldman Sachs’ performance, before fees and expenses. Compounding affects all investments but has a more significant impact on funds that aims to replicate leverage daily returns. For a Fund aiming to seeking a leveraged return, if adverse daily performance of Goldman Sachs reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of Goldman Sachs increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.

The effect of compounding become pronounced as Goldman Sachs volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of Goldman Sachs during shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how Goldman Sachs volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Goldman Sachs Stock volatility; b) Goldman Sachs Stock’s performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) Goldman Sachs Stock’s dividends. The chart below illustrates the impact of two principal factors – Goldman Sachs Stock volatility and performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Goldman Sachs Stock volatility and performance over a one-year period. Performance shown in the chart assumes that (i) there were no Fund expenses; and (ii) borrowing rates (needed to obtain a leveraged long exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be lower than those shown. Particularly during periods of higher Goldman Sachs volatility, compounding will cause results for periods longer than a trading day to vary from the performance of Goldman Sachs.

As shown in the chart below, the Fund would be expected to lose 11.1% if Goldman Sachs provided no return over a one-year period during which Goldman Sachs experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if Goldman Sachs’ return is flat. For instance, if Goldman Sachs’ annualized volatility is 100%, the Fund would be expected to lose 84.7% of its value, even if the cumulative Goldman Sachs Stock return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -150% of the performance of Goldman Sachs Stock and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -150% of the performance of the Goldman Sachs Stock. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed.

One Year	-150% One Year	Volatility
Return	Return	10%	25%	50%	75%	100%
-60%	90%	287.9%	251.6%	147.4%	37.7%	-39.4%
-50%	75%	177.6%	151.6%	77.0%	-1.5%	-56.6%
-40%	60%	111.2%	91.4%	34.6%	-25.1%	-67.0%
-30%	45%	67.6%	51.9%	6.9%	-40.5%	-73.8%
-20%	30%	37.2%	24.3%	-12.5%	-51.3%	-78.6%
-10%	15%	14.9%	4.2%	-26.7%	-59.2%	-82.0%
0%	0%	-1.9%	-11.1%	-37.4%	-65.2%	-84.7%
10%	-15%	-14.9%	-22.9%	-45.8%	-69.8%	-86.7%
20%	-30%	-25.3%	-32.3%	-52.4%	-73.5%	-88.3%
30%	-45%	-33.8%	-40.0%	-57.8%	-76.5%	-89.7%
40%	-60%	-40.8%	-46.3%	-62.2%	-79.0%	-90.7%
50%	-75%	-46.6%	-51.6%	-65.9%	-81.0%	-91.7%
60%	-90%	-51.5%	-56.1%	-69.1%	-82.8%	-92.4%

Goldman Sachs’ annualized historical volatility rate for the five year period ended December 31, 2022 was 32.5%. The Goldman Sachs Stock’s highest volatility rate for any one calendar year for the five year period was 45.3% and volatility for a shorter period of time may have been substantially higher. The Goldman Sachs Stock’s annualized performance for the five year ended December 31, 2022 was 8.3% (including reinvestment of eventual dividends). Historical volatility and performance are not indications of what the Goldman Sachs Stock’s volatility and performance will be in the future. The volatility of instruments that reflect the value of Goldman Sachs, such as swaps, may differ from the volatility of the Goldman Sachs Stock.

Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of Goldman Sachs Stock will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 1.5% for every 1% daily gain in the Goldman Sachs Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event the Goldman Sachs Stock gains more than 67%. Leverage will also have the effect of magnifying any differences in the Fund performance’s correlation with the Goldman Sachs Stock.

Due to the limited availability of necessary investments or financial instruments, the Fund could, among other things, as a defensive measure, limit or suspend creations or redemptions of Creation Units until the Adviser determines that the requisite exposure to the Goldman Sachs Stock is obtainable. During the period that creation or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value or the bid-ask spread of the Fund’s shares could widen significantly. In the case of a period during which creations are suspended, the Fund could experience significant redemptions, which may cause the Fund to sell portfolio securities at unfavorable prices and increased transaction and other costs and make greater taxable distributions to shareholders of the Fund.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Fund Structure Risk. The Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

●	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Goldman Sachs Security Risk. Goldman Sachs is subject to market risks. Its businesses have been and may in the future be adversely affected by conditions in the global financial markets and broader economic conditions. Its businesses have been and may in the future be adversely affected by declining asset values, particularly where it has net “long” positions, receive fees based on the value of assets managed, or receive or post collateral. Its market-making activities have been and may in the future be affected by changes in the levels of market volatility.

Goldman Sachs’ investment banking, client intermediation, asset management and wealth management businesses have been adversely affected and may in the future be adversely affected by market uncertainty or lack of confidence among investors and CEOs due to declines in economic activity and other unfavorable economic, geopolitical or market conditions. Its asset management and wealth management businesses have been and may in the future be adversely affected by the poor investment performance of its investment products or a client preference for products other than those which it offers or for products that generate lower fees.

Goldman Sachs’ liquidity, profitability and businesses may be adversely affected by an inability to access the debt capital markets or to sell assets. Its businesses have been and may in the future be adversely affected by disruptions or lack of liquidity in the credit markets, including reduced access to credit and higher costs of obtaining credit. Reductions in its credit ratings or an increase in its credit spreads may adversely affect its liquidity and cost of funding. Its liquidity depends on payments from its subsidiaries, many of which are subject to legal, regulatory and other restrictions on providing funds or assets.

Goldman Sachs’ businesses, profitability and liquidity may be adversely affected by deterioration in the credit quality of or defaults by third parties. Its concentration of risk increases the potential for significant losses in its market-making, underwriting, investing and financing activities. Its derivative transactions and delayed documentation or settlements may expose the firm to credit risk, unexpected risks and potential losses.

Failure in Goldman Sachs’ operational systems or infrastructure, or those of third parties, as well as human error, malfeasance or other misconduct, could impair its liquidity, disrupt its businesses, result in the disclosure of confidential information, damage its reputation and cause losses. A failure to protect its computer systems, networks and information, and its clients’ information, against cyberattacks and similar threats could impair its ability to conduct its businesses, result in the disclosure, theft or destruction of confidential information, damage its reputation and cause losses. It may incur losses as a result of ineffective risk management processes and strategies. It may incur losses as a result of unforeseen or catastrophic events, including pandemics, terrorist attacks, extreme weather events or other natural disasters. Climate change could disrupt its businesses and adversely affect client activity levels and the creditworthiness of its clients and counterparties, and its efforts to address concerns relating to climate change could result in damage to its reputation.

Goldman Sachs’ businesses and those of its clients are subject to extensive and pervasive regulation around the world. A failure to appropriately identify and address potential conflicts of interest could adversely affect its businesses. It may be adversely affected by increased governmental and regulatory scrutiny or negative publicity. Substantial civil or criminal liability or significant regulatory action against Goldman Sachs could have material adverse financial effects or cause the company significant reputational harm, which in turn could seriously harm its business prospects. Its commodities activities, particularly its physical commodities activities, subject the company to extensive regulation and involve certain potential risks, including environmental, reputational and other risks that may expose it to significant liabilities and costs.

Goldman Sachs’ results have been and may in the future be adversely affected by the composition of its client base. The growth of electronic trading and the introduction of new products and technologies, including trading technologies and cryptocurrencies, has increased competition.

Additionally, its businesses, financial condition, liquidity and results of operations have been and may in the future be adversely affected by the COVID-19 pandemic. Certain of its businesses and its funding instruments may be adversely affected by changes in other reference rates, currencies, indexes, baskets or ETFs to which products it offers or funding that it raises are linked.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular security or derivative in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

Mortgage-Related Securities Risk. The Fund may invest in mortgage-related and asset backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. A Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities.

The 2008 financial downturn, particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment, adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage-related securities.

New Fund Risk. The Funds are new funds, with no operating history, which may result in additional risks for investors in the Funds. There can be no assurance that these Funds will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Non-Diversified Risk. The Fund’s portfolio focuses on the Goldman Sachs Stock and will be subject to greater potential for volatility than a diversified fund.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

US Treasury Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Performance:

Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser: Kurv Investment Management LLC

Sub-Adviser: Neos Investment Management LLC

Portfolio Managers: Garrett Paolella (since inception),Troy Cates (since inception) and Ryan Houlton (since inception), each of whom is employed by the Sub-Adviser, serve as portfolio managers for the Fund.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

KURV DOW CHEMICAL (DOW) 1.75X LONG DAILY ETF (TICKER: LDOW) - SUMMARY

Important Information Regarding the Fund

The Kurv Dow Chemical (DOW) 1.75x Long Daily ETF (the “Fund”) seeks to replicate 1.75x times (175%) the daily percentage change of the common shares of Dow Inc. (“Dow”) (Fund ticker listed on Cboe: LDOW). Because the Fund aims to replicate the daily performance of Dow, it is very different from most other exchange-traded funds (“ETFs”). It is also riskier than alternatives that do not use leverage. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 175% the performance of Dow for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 175% the return of Dow for that period. Longer holding periods, higher volatility of Dow and leverage increase the impact of compounding on an investor’s returns. During periods of higher underlying stock volatility, the volatility of Dow may affect the Fund’s return as much as, or more than, the return of Dow.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (1.75x) investment results, understand the risks associated with the use of leverage, and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if Dow’s performance is flat, and it is possible that the Fund will lose money even if Dow’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.

Investment Objective

The Fund seeks to replicate 1.75x times (175%), before fees and expenses, the performance of the Dow common stock while earning income from collateral posted in connection with the transactions to achieve the leverage.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.25%
Total Annual Fund Operating Expenses(2)	1.24%
Fee Waiver(3)	0.09%
Total Annual Fund Operating Expenses after Fee Waiver and Reimbursement	1.15%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 1.75% of Fund assets for the fiscal year ending May 31, 2023.
(3)	The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until May 31, 2024, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.15%, of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the adviser.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$117	$385

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund does not have any portfolio turnover because it has not yet launched.

Principal Investment Strategies

The Fund is an actively managed exchange traded fund that attempts to replicate 1.75x times (175%) the daily percentage change of the common shares of Dow by entering into a swap agreement on the Dow common stock. The Fund aims to achieve this replication for a single day. The Fund itself only replicates the daily leveraged return of Dow. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on Dow. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the underlying stock, which is Dow.

In order to achieve its investment objective, the Fund will enter into swap agreements. At the end of each trading day, the swap notional exposure against the Underlying Stock will be approximately equal to the Fund’s Daily Leveraged Factor times two times the Fund’s net asset value.

To achieve a swap notional exposure equal to two times the Fund’s net asset value at the end of each trading day, the adviser will adjust the swap notional exposure daily by sending orders to the swap provider(s) for execution at close. Such transactions will result in trading fees to be paid by the Fund.

As a secondary strategy, the Fund seeks to earn income by investing in fixed-income securities including the following securities that will serve as margin or collateral or otherwise support the swaps positions: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as short-term bonds, commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality and/or (5) mortgage-related securities, including agency and non-agency mortgages, and “to be announced” or “TBA” mortgage-backed securities contracts. The Fund may also invest up to 25% of its assets in Dow.

Dow Inc. was incorporated on August 30, 2018, under Delaware law, to serve as a holding company for The Dow Chemical Company and its consolidated subsidiaries. Dow conducts its worldwide operations through six global businesses which are organized as follows: packaging and specialty plastics, industrial intermediates and infrastructure and performance materials and coatings. Dow’s portfolio of plastics, industrial intermediates, coatings and silicones businesses make up a broad range of differentiated, science-based products and solutions for its customers in packaging, infrastructure, mobility and consumer applications.

The Fund has adopted a policy to have at least 80% of its investment exposure to financial instruments with economic characteristics that should correspond to the specified long leveraged multiple times the performance of the Underlying Stock.

The Fund expects to use Cowen Financial Products LLC as its initial swap counterparty.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 175% of the return of the Dow Stock over the same period. The Fund will lose money if the Dow Stock’s performance is flat over time, and as a result of daily rebalancing, the Dow Stock’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Dow Stock’s performance increases over a period longer than a single day.

THE FUND, SHP ETF TRUST, AND KURV INVESTMENT MANAGEMENT LLC ARE NOT AFFILIATED WITH DOW.

This prospectus relates only to the Fund shares offered hereby and is not a prospectus for the common stock or other securities of Dow. The common stock of Dow (DOW) is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Dow pursuant to the Exchange Act can be located at the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Dow may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all ETFs, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and performance.

Effects of Compounding and Market Volatility Risk: The Fund seeks to replicate the leveraged daily returns of Dow and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from Dow’s performance, before fees and expenses. Compounding affects all investments but has a more significant impact on funds that aims to replicate leverage daily returns. For a Fund aiming to seeking a leveraged return, if adverse daily performance of Dow reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of Dow increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.

The effect of compounding become pronounced as Dow volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of Dow during shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how Dow volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Dow Stock volatility; b) Dow Stock’s performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) Dow Stock’s dividends. The chart below illustrates the impact of two principal factors – Dow Stock volatility and performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Dow Stock volatility and performance over a one-year period. Performance shown in the chart assumes that (i) there were no Fund expenses; and (ii) borrowing rates (needed to obtain a leveraged long exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be lower than those shown. Particularly during periods of higher Dow volatility, compounding will cause results for periods longer than a trading day to vary from the performance of Dow.

As shown in the chart below, the Fund would be expected to lose 6.1% if Dow provided no return over a one-year period during which Dow experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if Dow’s return is flat. For instance, if Dow’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative Dow Stock return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 175% of the performance of Dow Stock and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 175% of the performance of the Dow Stock. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed.

One Year	175% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-105%	-80.0%	-80.7%	-82.9%	-86.1%	-89.6%
-50%	-88%	-70.5%	-71.5%	-74.8%	-79.4%	-84.6%
-40%	-70%	-59.4%	-60.7%	-65.3%	-71.7%	-78.8%
-30%	-53%	-46.8%	-48.6%	-54.5%	-63.0%	-72.2%
-20%	-35%	-32.8%	-35.0%	-42.6%	-53.2%	-64.9%
-10%	-18%	-17.4%	-20.2%	-29.4%	-42.5%	-56.9%
0%	0%	-0.7%	-4.0%	-15.1%	-30.9%	-48.1%
10%	18%	17.4%	13.4%	0.3%	-18.3%	-38.7%
20%	35%	36.7%	32.1%	16.8%	-4.9%	-28.6%
30%	53%	57.2%	51.9%	34.3%	9.4%	-17.9%
40%	70%	79.0%	72.9%	52.9%	24.6%	-6.5%
50%	88%	102.0%	95.1%	72.5%	40.6%	5.5%
60%	105%	126.1%	118.5%	93.2%	57.4%	18.1%

Dow’s annualized historical volatility rate for the three year period ended December 31, 2022 was 37.2%. The Dow Stock’s highest volatility rate for any one calendar year for the three year period was 50.9% and volatility for a shorter period of time may have been substantially higher. The Dow Stock’s annualized performance for the three year ended December 31, 2021 was 3.8% (including reinvestment of eventual dividends). Historical volatility and performance are not indications of what the Dow Stock’s volatility and performance will be in the future. The volatility of instruments that reflect the value of Dow, such as swaps, may differ from the volatility of the Dow Stock.

Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of Dow Stock will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the Dow Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event the Dow Stock declines more than 57%. Leverage will also have the effect of magnifying any differences in the Fund performance’s correlation with the Dow Stock.

Due to the limited availability of necessary investments or financial instruments, the Fund could, among other things, as a defensive measure, limit or suspend creations or redemptions of Creation Units until the Adviser determines that the requisite exposure to the Dow Stock is obtainable. During the period that creation or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value or the bid-ask spread of the Fund’s shares could widen significantly. In the case of a period during which creations are suspended, the Fund could experience significant redemptions, which may cause the Fund to sell portfolio securities at unfavorable prices and increased transaction and other costs and make greater taxable distributions to shareholders of the Fund.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Dow Security Risk. Dow has climate change-related risks and uncertainties, legal or regulatory responses to climate change and failure to meet the company’s climate change commitments could negatively impact the company’s results of operations, financial condition and/or reputation. Market conditions could reduce the company’s flexibility to respond to changing business conditions or fund capital needs. Dow operates in a global, competitive environment which gives rise to operating and market risk exposure. Increased obligations and expenses related to the company’s defined benefit pension plans and other postretirement benefit plans could negatively impact its financial condition and results of operations. Earnings generated by the Company’s products vary based in part on the balance of supply relative to demand within the industry.

The costs of complying with evolving regulatory requirements could negatively impact Dow’s financial results. Actual or alleged violations of environmental laws or permit requirements could result in restrictions or prohibitions on plant operations, substantial civil or criminal sanctions, as well as the assessment of strict liability and/or joint and several liability.

Increased concerns regarding the safe use of chemicals and plastics in commerce and their potential impact on the environment has resulted in more restrictive regulations and could lead to new regulations for Dow. The company is party to a number of claims and lawsuits arising out of the normal course of business with respect to product liability, patent infringement, employment matters, governmental tax and regulation disputes, contract and commercial litigation, and other actions. Increased concerns regarding plastic waste in the environment, consumers selectively reducing their consumption of plastic products, a lack of plastic waste collection and recycling infrastructure, or new or more restrictive regulations and rules related to plastic waste could reduce demand for the company’s plastic products and could negatively impact the company’s financial results.

Dow is subject to the risk of loss of its trade secrets, know-how or other sensitive business information or disruption of operations could negatively impact its financial results. An impairment of goodwill could negatively impact the company’s financial results. Availability of purchased feedstock and energy, and the volatility of these costs, impact Dow’s operating costs and add variability to earnings. Also, Dow confronts risks related to achieving the anticipated benefits of Dow’s separation from DowDuPont, the chemical conglomerate which was split into three separate companies in 2019.

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Fund Structure Risk. The Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

●	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular security or derivative in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

Materials Sector Risk. Issuers in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical progress, labor relations and government regulations, among other factors. Issuers in the materials sector may be liable for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

Mortgage-Related Securities Risk. The Fund may invest in mortgage-related and asset backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. A Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities.

The 2008 financial downturn, particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment, adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage-related securities.

New Adviser Risk. The Adviser has not previously managed an ETF. ETFs and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Adviser and the Adviser may not achieve the intended result in managing the Fund.

New Fund Risk. The Funds are new funds, with no operating history, which may result in additional risks for investors in the Funds. There can be no assurance that these Funds will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Non-Diversified Risk. The Fund’s portfolio focuses on the Dow Stock and will be subject to greater potential for volatility than a diversified fund.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

US Treasury Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Performance:

Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser: Kurv Investment Management LLC

Sub-Adviser: NEOS Investment Management, LLC

Portfolio Managers: Garrett Paolella (since inception), Troy Cates (since inception) and Ryan Houlton (since inception), each of whom is employed by the Sub-Adviser, serve as portfolio managers for the Fund.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

KURV DOW CHEMICAL (DOW) 1.75X SHORT DAILY ETF (TICKER: DDOW) – SUMMARY

Important Information Regarding the Fund

The Kurv Dow Chemical (DOW) 1.75x Short Daily ETF (the “Fund”) seeks to replicate -1.75x times (-175%) the daily percentage change of the common shares of Dow Inc. (“Dow”) (Fund ticker listed on Cboe: DDOW). Because the Fund aims to replicate the daily performance of Dow, it is very different from most other exchange-traded funds (“ETFs”). It is also riskier than alternatives that do not use leverage. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be -175% the performance of Dow for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -175% the return of Dow for that period. Longer holding periods, higher volatility of Dow and leverage increase the impact of compounding on an investor’s returns. During periods of higher underlying stock volatility, the volatility of Dow may affect the Fund’s return as much as, or more than, the return of Dow.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1.75x) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Underlying Stock’s performance is flat, and it is possible that the Fund will lose money even if the Underlying Stock’s performance decreases over a period longer than a single day.

Investment Objective

The Fund seeks to replicate -1.75x times (-175%), before fees and expenses, the performance of the Dow common stock while earning income from collateral posted in connection with the transactions to achieve the leverage.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees are expressed as a percentage of the Fund’s average daily net assets. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.25%
Total Annual Fund Operating Expenses(2)	1.24%
Fee Waiver(3)	0.09%
Total Annual Fund Operating Expenses after Fee Waiver and Reimbursement	1.15%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 1.75% of Fund assets for the fiscal year ending May 31, 2023.
(3)	The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until May 31, 2024, so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.15%, of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the adviser.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$117	$385

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund does not have any portfolio turnover because it has not yet launched.

Principal Investment Strategies

The Fund is an actively managed exchange traded fund that attempts to replicate -1.75x times (-175%) the daily percentage change of the common shares of Dow by entering into a swap agreement on the Dow common stock. The Fund aims to achieve this replication for a single day. The Fund itself only replicates the daily leveraged return of Dow. A “single day” is defined as being calculated “from the close of regular trading on one trading day to the close on the next trading day.”

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on Dow. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the underlying stock, which is Dow.

In order to achieve its investment objective, the Fund will enter into swap agreements. At the end of each trading day, it is expected that the swap notional exposure against the Underlying Stock will be approximately equal to -1.75x times the Fund’s net asset value.

To achieve a swap notional exposure equal -1.75x times the Fund’s net asset value at the end of each trading day, the adviser will adjust the swap notional exposure daily by sending orders to the swap provider(s) for execution at close. Such transactions will result in trading fees to be paid by the Fund.

As a secondary strategy, the Fund seeks to earn income by investing in fixed-income securities including the following securities that will serve as margin or collateral or otherwise support the swaps positions: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; (4) corporate debt securities, such as short-term bonds, commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality and/or (5) mortgage-related securities, including agency and non-agency mortgages, and “to be announced” or “TBA” mortgage-backed securities contracts. The Fund may also invest up to 25% of its assets in Dow.

Dow Inc. was incorporated on August 30, 2018, under Delaware law, to serve as a holding company for The Dow Chemical Company and its consolidated subsidiaries. Dow conducts its worldwide operations through six global businesses which are organized as follows: packaging and specialty plastics, industrial intermediates and infrastructure and performance materials and coatings. Dow’s portfolio of plastics, industrial intermediates, coatings and silicones businesses make up a broad range of differentiated, science-based products and solutions for its customers in packaging, infrastructure, mobility and consumer applications.

The Fund has adopted a policy to have at least 80% of its investment exposure to financial instruments with economic characteristics that should have the inverse performance of the Underlying Stock.

The Fund expects to use Cowen Financial Products LLC as its initial swap counterparty.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -175% of the return of the Dow Stock over the same period. The Fund will lose money if the Dow Stock’s performance is flat over time, and as a result of daily rebalancing, the Dow Stock’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Dow Stock’s performance decreases over a period longer than a single day.

THE FUND, SHP ETF TRUST, AND KURV INVESTMENT MANAGEMENT LLC ARE NOT AFFILIATED WITH DOW.

This prospectus relates only to the Fund shares offered hereby and is not a prospectus for the common stock or other securities of Dow. The common stock of Dow (DOW) is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Dow pursuant to the Exchange Act can be located at the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Dow may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all ETFs, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and performance.

Effects of Compounding and Market Volatility Risk: The Fund seeks to replicate the leveraged daily returns of Dow and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from Dow’s performance, before fees and expenses. Compounding affects all investments but has a more significant impact on funds that aims to replicate leverage daily returns. For a Fund aiming to seeking a leveraged return, if adverse daily performance of Dow reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of Dow increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.

The effect of compounding become pronounced as Dow volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of Dow during shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how Dow volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Dow Stock volatility; b) Dow Stock’s performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) Dow Stock’s dividends. The chart below illustrates the impact of two principal factors – Dow Stock volatility and performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Dow Stock volatility and performance over a one-year period. Performance shown in the chart assumes that (i) there were no Fund expenses; and (ii) borrowing rates (needed to obtain a leveraged long exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be lower than those shown. Particularly during periods of higher Dow volatility, compounding will cause results for periods longer than a trading day to vary from the performance of Dow.

As shown in the chart below, the Fund would be expected to lose 17.1% if Dow provided no return over a one-year period during which Dow experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if Dow’s return is flat. For instance, if Dow’s annualized volatility is 100%, the Fund would be expected to lose 95.0% of its value, even if the cumulative Dow Stock return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -175% of the performance of Dow Stock and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -175% of the performance of the Dow Stock. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed.

One Year	-175% One Year	Volatility
Return	Return	10%	25%	50%	75%	100%
-60%	105%	385.2%	327.6%	172.4%	28.4%	-55.2%
-50%	88%	228.4%	189.4%	84.3%	-13.1%	-69.7%
-40%	70%	138.7%	110.3%	34.0%	-36.8%	-78.0%
-30%	53%	82.2%	60.6%	2.3%	-51.8%	-83.2%
-20%	35%	44.3%	27.1%	-19.0%	-61.8%	-86.7%
-10%	18%	17.4%	3.5%	-34.1%	-68.9%	-89.2%
0%	0%	-2.4%	-14.0%	-45.2%	-74.2%	-91.0%
10%	-18%	-17.4%	-27.2%	-53.6%	-78.1%	-92.4%
20%	-35%	-29.0%	-37.5%	-60.2%	-81.2%	-93.4%
30%	-53%	-38.3%	-45.6%	-65.4%	-83.7%	-94.3%
40%	-70%	-45.8%	-52.3%	-69.6%	-85.7%	-95.0%
50%	-88%	-52.0%	-57.7%	-73.0%	-87.3%	-95.6%
60%	-105%	-57.1%	-62.2%	-75.9%	-88.7%	-96.0%

Dow’s annualized historical volatility rate for the three year period ended December 31, 2022 was 37.2%. The Dow Stock’s highest volatility rate for any one calendar year for the two year period was 50.9% and volatility for a shorter period of time may have been substantially higher. The Dow Stock’s annualized performance for the three year ended December 31, 2022 was 3.8% (including reinvestment of eventual dividends). Historical volatility and performance are not indications of what the Dow Stock’s volatility and performance will be in the future. The volatility of instruments that reflect the value of Dow, such as swaps, may differ from the volatility of the Dow Stock.

Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of Dow Stock will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily gain in the Dow Stock, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event the Dow Stock gains more than 57%. Leverage will also have the effect of magnifying any differences in the Fund performance’s correlation with the Dow Stock.

Due to the limited availability of necessary investments or financial instruments, the Fund could, among other things, as a defensive measure, limit or suspend creations or redemptions of Creation Units until the Adviser determines that the requisite exposure to the Dow Stock is obtainable. During the period that creation or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their net asset value or the bid-ask spread of the Fund’s shares could widen significantly. In the case of a period during which creations are suspended, the Fund could experience significant redemptions, which may cause the Fund to sell portfolio securities at unfavorable prices and increased transaction and other costs and make greater taxable distributions to shareholders of the Fund.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Dow Security Risk. Dow has climate change-related risks and uncertainties, legal or regulatory responses to climate change and failure to meet the company’s climate change commitments could negatively impact the company’s results of operations, financial condition and/or reputation. Market conditions could reduce the company’s flexibility to respond to changing business conditions or fund capital needs. Dow operates in a global, competitive environment which gives rise to operating and market risk exposure. Increased obligations and expenses related to the company’s defined benefit pension plans and other postretirement benefit plans could negatively impact its financial condition and results of operations. Earnings generated by the Company’s products vary based in part on the balance of supply relative to demand within the industry.

The costs of complying with evolving regulatory requirements could negatively impact Dow’s financial results. Actual or alleged violations of environmental laws or permit requirements could result in restrictions or prohibitions on plant operations, substantial civil or criminal sanctions, as well as the assessment of strict liability and/or joint and several liability.

Increased concerns regarding the safe use of chemicals and plastics in commerce and their potential impact on the environment has resulted in more restrictive regulations and could lead to new regulations for Dow. The company is party to a number of claims and lawsuits arising out of the normal course of business with respect to product liability, patent infringement, employment matters, governmental tax and regulation disputes, contract and commercial litigation, and other actions. Increased concerns regarding plastic waste in the environment, consumers selectively reducing their consumption of plastic products, a lack of plastic waste collection and recycling infrastructure, or new or more restrictive regulations and rules related to plastic waste could reduce demand for the company’s plastic products and could negatively impact the company’s financial results.

Dow is subject to the risk of loss of its trade secrets, know-how or other sensitive business information or disruption of operations could negatively impact its financial results. An impairment of goodwill could negatively impact the company’s financial results. Availability of purchased feedstock and energy, and the volatility of these costs, impact Dow’s operating costs and add variability to earnings. Also, Dow confronts risks related to achieving the anticipated benefits of Dow’s separation from DowDuPont, the chemical conglomerate which was split into three separate companies in 2019.

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Fund Structure Risk. The Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

●	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

●	An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular security or derivative in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects.

Materials Sector Risk. Issuers in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical progress, labor relations and government regulations, among other factors. Issuers in the materials sector may be liable for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

Mortgage-Related Securities Risk. The Fund may invest in mortgage-related and asset backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. A Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities.

The 2008 financial downturn, particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment, adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage-related securities.

New Fund Risk. The Funds are new funds, with no operating history, which may result in additional risks for investors in the Funds. There can be no assurance that these Funds will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Non-Diversified Risk. The Fund’s portfolio focuses on the Dow Stock and will be subject to greater potential for volatility than a diversified fund.

Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

US Treasury Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Performance:

Because the Fund has not yet launched, the performance section is omitted. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser: Kurv Investment Management LLC

Sub-Adviser: Neos Investment Management LLC

Portfolio Managers: Garrett Paolella (since inception),Troy Cates (since inception) and Ryan Houlton (since inception), each of whom is employed by the Sub-Adviser, serve as portfolio managers for the Fund.

Purchase and Sale of Fund Shares: The Fund is an ETF. Individual Shares of the Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.kurvinvest.com.

Tax Information: The Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

As shown in the table below, each Fund seeks daily leveraged investment results, before fees and expenses, of the performance of a specified underlying stock or daily inverse investment results, before fees and expenses, of the performance of its underlying stock. The Funds seek investment results on a daily basis — from the close of regular trading on one trading day to the close on the next trading day — which should not be equated with seeking a leveraged investment objective for any other period.

The Fund expects to use Cowen Financial Products LLC (“Cowen Financial”) as its initial swap counterparty. Cowen Financial’s parent company, Cowen Inc., is subject to the information requirements of the Exchange Act and in accordance with such requirements files reports and other information with the SEC. Cowen Inc. (COWNL) is listed on Nasdaq and reports and other information concerning the counterparty’s parent can be inspected at such exchange.

Each Fund seeks to provide a leveraged return of the daily performance of its underlying stock. No Fund attempts to, and no Fund should be expected to, provide returns of the underlying stock for periods other than a single day. Each Fund rebalances its implied exposure on a daily basis, increasing exposure in the underlying stock in response to that day’s gains or reducing exposure in the underlying stock in response to that day’s losses.

Also, the exposure to the underlying stock received by an investor who purchases a Fund intra-day will differ from the Fund’s stated daily leveraged investment objective by an amount determined by the movement of the underlying stock from its value at the end of the prior day. If the underlying stock moves in a direction favorable to the Fund between the close of the market on one trading day through the time on the next trading day when the investor purchases Fund shares, the investor will receive less exposure to the underlying stock than the stated fund daily leveraged investment objective. Conversely, if the underlying stock moves in a direction adverse to the Fund, the investor will receive more exposure to the underlying stock than the stated fund daily leveraged investment objective.

The Funds are designed as short-term trading vehicles. The Funds are intended to be used by investors who intend to actively monitor and manage their portfolios.

Investment Objectives

FUND	INVESTMENT OBJECTIVE	UNDERLYING STOCK	Fund Daily Leveraged Factor
Kurv ExxonMobil (XOM) 1.5x Long Daily ETF	The Fund seeks to provide investment results that correspond to the performance of a 1.5x of the daily returns of ExxonMobil Inc. while earning income from collateral posted in connection with the transactions to achieve the leverage.	ExxonMobil common stock listed on NYSE (ticker: XOM)	150%

Kurv ExxonMobil (XOM) 1.5x Short Daily ETF	The Fund seeks to provide investment results inverse to the performance of a 1.5x of the daily returns of ExxonMobil while earning income from collateral posted in connection with the transactions to achieve the leverage.	ExxonMobil common stock listed on NYSE (ticker: XOM)	-150%

Kurv Bank of America (BAC) 1.5x Long Daily ETF	The Fund seeks to provide investment results that correspond to the performance of a 1.5x of the daily returns of Bank of America Corporation while earning income from collateral posted in connection with the transactions to achieve the leverage.	Bank of America common stock listed on NYSE (ticker: BAC)	150%

Kurv Bank of America (BAC) 1.5x Short Daily ETF	The Fund seeks to provide investment results inverse to the performance of a 1.5x of the daily returns of Bank of America Corporation while earning income from collateral posted in connection with the transactions to achieve the leverage.	Bank of America common stock listed on NYSE (ticker: BAC)	-150%

Kurv Apple (AAPL) 1.75x Long Daily ETF	The Fund seeks to provide investment results that correspond to the performance of a 1.75x of the daily returns of Apple Inc. while earning income from collateral posted in connection with the transactions to achieve the leverage.	Apple common stock listed on NASDAQ (ticker: AAPL)	175%

Kurv Apple (AAPL) 1.75x Short Daily ETF	The Fund seeks to provide investment results inverse to the performance of a 1.75x of the daily returns of Apple Inc. while earning income from collateral posted in connection with the transactions to achieve the leverage.	Apple common stock listed on NASDAQ (ticker: AAPL)	-175%

Kurv Google (GOOGL) 1.75x Long Daily ETF	The Fund seeks to provide investment results that correspond to the performance of a 1.75x of the daily returns of Alphabet Inc. while earning income from collateral posted in connection with the transactions to achieve the leverage.	Google common stock listed on NASDAQ (ticker: GOOGL)	175%

Kurv Google (GOOGL) 1.75x Short Daily ETF	The Fund seeks to provide investment results inverse to the performance of a 1.75x of the daily returns of Alphabet Inc. while earning income from collateral posted in connection with the transactions to achieve the leverage.	Google common stock listed on NASDAQ (ticker: GOOGL)	-175%

Kurv Goldman Sachs (GS) 1.5x Long Daily ETF	The Fund seeks to provide investment results that correspond to the performance of a 1.5x of the daily returns of The Goldman Sachs Group, Inc. while earning income from collateral posted in connection with the transactions to achieve the leverage.	Goldman Sachs common stock listed on NYSE (ticker: GS)	150%

Kurv Goldman Sachs (GS) 1.5x Short Daily ETF	The Fund seeks to provide investment results inverse to the performance of a 1.5x of the daily returns of The Goldman Sachs Group, Inc. while earning income from collateral posted in connection with the transactions to achieve the leverage.	Goldman Sachs common stock listed on NYSE (ticker: GS)	-150%

Kurv Dow Chemical (DOW) 1.75x Long Daily ETF	The Fund seeks to provide investment results that correspond to the performance of a 1.75x of the daily returns of Dow Inc. while earning income from collateral posted in connection with the transactions to achieve the leverage.	Dow common stock listed on NYSE (ticker: DOW)	175%

Kurv Dow Chemical (DOW) 1.75x Short Daily ETF	The Fund seeks to provide investment results inverse to the performance of a 1.75x of the daily returns of Dow Inc. while earning income from collateral posted in connection with the transactions to achieve the leverage.	Dow common stock listed on NYSE (ticker: DOW)	-175%

Each Fund’s investment objective can be changed by the Board of Trustees (the “Board”) of SHP ETF Trust (the upon sixty days’ written notice to shareholders).

Each Fund is not suitable for all investors. Each Fund is designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in each Fund should: (a) understand the risks associated with the use of leverage; (b) understand the consequences of seeking daily leveraged investment results; and (c) intend to actively monitor and manage their investments. Investors who do not understand the Fund or do not intend to actively manage their funds and monitor their investments should not buy a Fund.

There is no assurance that a Fund will achieve its investment objective and an investment in a Fund could lose money.

PRINCIPAL INVESTMENT STRATEGIES

Kurv ExxonMobil (XOM) 1.5x Long Daily ETF

The Fund seeks to provide investment results that correspond to the performance of a 1.5x of the daily returns of ExxonMobil Inc.

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the ExxonMobil Stock. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the ExxonMobil Stock.

As a secondary strategy, the Fund seeks to earn income by investing in fixed-income securities including the following securities that will serve as margin or collateral or otherwise support the swaps positions: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs and/or (4) corporate debt securities, such as short-term bonds, commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements.

Kurv ExxonMobil (XOM) 1.5x Short Daily ETF

The Fund seeks to provide investment results that correspond to the inverse performance of a 1.5x of the daily returns of ExxonMobil Inc.

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the ExxonMobil Stock. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the ExxonMobil Stock.

As a secondary strategy, the Fund seeks to earn income by investing in fixed-income securities including the following securities that will serve as margin or collateral or otherwise support the swaps positions: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs and/or (4) corporate debt securities, such as short-term bonds, commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements.

Kurv Bank of America (BAC) 1.5x Long Daily ETF

The Fund seeks to provide investment results that correspond to the performance of a 1.5x of the daily returns of Bank of America Corporation.

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Bank of America Stock. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Bank of America Stock.

As a secondary strategy, the Fund seeks to earn income by investing in fixed-income securities including the following securities that will serve as margin or collateral or otherwise support the swaps positions: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs and/or (4) corporate debt securities, such as short-term bonds, commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements.

Kurv Bank of America (BAC) 1.5x Short Daily ETF

The Fund seeks to provide investment results that correspond to the inverse performance of a 1.5x of the daily returns of Bank of America Corporation.

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Bank of America Stock. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Bank of America Stock.

As a secondary strategy, the Fund seeks to earn income by investing in fixed-income securities including the following securities that will serve as margin or collateral or otherwise support the swaps positions: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs and/or (4) corporate debt securities, such as short-term bonds, commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements.

Kurv Apple (AAPL) 1.75x Long Daily ETF

The Fund seeks to provide investment results that correspond to the performance of a 1.75x of the daily returns of Apple Inc.

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Apple Stock. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Apple Stock.

As a secondary strategy, the Fund seeks to earn income by investing in fixed-income securities including the following securities that will serve as margin or collateral or otherwise support the swaps positions: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs and/or (4) corporate debt securities, such as short-term bonds, commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements.

Kurv Apple (AAPL) 1.75x Short Daily ETF

The Fund seeks to provide investment results that correspond to the inverse performance of a 1.75x of the daily returns of Apple Inc.

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Apple Stock. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Apple Stock.

As a secondary strategy, the Fund seeks to earn income by investing in fixed-income securities including the following securities that will serve as margin or collateral or otherwise support the swaps positions: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs and/or (4) corporate debt securities, such as short-term bonds, commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements.

Kurv Google (GOOGL) 1.75x Long Daily ETF

The Fund seeks to provide investment results that correspond to the performance of a 1.75x of the daily returns of Alphabet Inc.

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Google Stock. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Google Stock.

As a secondary strategy, the Fund seeks to earn income by investing in fixed-income securities including the following securities that will serve as margin or collateral or otherwise support the swaps positions: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs and/or (4) corporate debt securities, such as short-term bonds, commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements.

Kurv Google (GOOGL) 1.75x Short Daily ETF

The Fund seeks to provide investment results that correspond to the inverse performance of a 1.75x of the daily returns of Alphabet Inc.

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Google Stock. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Google Stock.

As a secondary strategy, the Fund seeks to earn income by investing in fixed-income securities including the following securities that will serve as margin or collateral or otherwise support the swaps positions: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs and/or (4) corporate debt securities, such as short-term bonds, commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements.

Kurv Goldman Sachs (GS) 1.5x Long Daily ETF

The Fund seeks to provide investment results that correspond to the performance of a 1.5x of the daily returns of The Goldman Sachs Group, Inc.

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Goldman Sachs Stock. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Goldman Sachs Stock.

As a secondary strategy, the Fund seeks to earn income by investing in fixed-income securities including the following securities that will serve as margin or collateral or otherwise support the swaps positions: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs and/or (4) corporate debt securities, such as short-term bonds, commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements.

Kurv Goldman Sachs (GS) 1.5x Short Daily ETF

The Fund seeks to provide investment results that correspond to the inverse performance of a 1.5x of the daily returns of The Goldman Sachs Group, Inc.

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Goldman Sachs Stock. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Goldman Sachs Stock.

As a secondary strategy, the Fund seeks to earn income by investing in fixed-income securities including the following securities that will serve as margin or collateral or otherwise support the swaps positions: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs and/or (4) corporate debt securities, such as short-term bonds, commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements.

Kurv Dow Chemical (DOW) 1.75x Long Daily ETF

The Fund seeks to provide investment results that correspond to the performance of a 1.75x of the daily returns of Dow Inc.

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Dow Stock. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Dow Stock.

As a secondary strategy, the Fund seeks to earn income by investing in fixed-income securities including the following securities that will serve as margin or collateral or otherwise support the swaps positions: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs and/or (4) corporate debt securities, such as short-term bonds, commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements.

Kurv Dow Chemical (DOW) 1.75x Short Daily ETF

The Fund seeks to provide investment results that correspond to the inverse performance of a 1.75x of the daily returns of Dow Inc.

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Dow Stock. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Dow Stock.

As a secondary strategy, the Fund seeks to earn income by investing in fixed-income securities including the following securities that will serve as margin or collateral or otherwise support the swaps positions: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs and/or (4) corporate debt securities, such as short-term bonds, commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality as collateral for the Fund’s swap agreements.

Additional Information Regarding Investment Techniques and Policies:

The Effects of Fees and Expenses, Lack of Liquidity on the Return of a Fund for a Single Trading Day.

A Fund may have difficulty in achieving its investment objective due to fees, expenses, transaction costs, income items, accounting standards, significant purchase and redemption activity by Fund shareholders and/or disruptions or a temporary lack of liquidity in the markets for the assets held by a Fund.

An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Leveraged Long Funds. To create the necessary exposure, a Leveraged Long Fund will enter into one or more swap agreements with major financial institution, which incur borrowing costs. In light of these charges and a Leveraged Long Fund’s operating expenses, the expected return of a Fund over one trading day is equal to the gross expected return, which is the daily Underlying Stock return, minus (i) financing charges incurred by the Fund and (ii) daily operating expenses. For instance, if an Underlying Stock returns 2% on a given day, the gross expected return of the Fund would be 2%, but the net expected return, which factors in the cost of financing the portfolio and the impact of operating expenses, would be lower.

Leveraged Short (Inverse) Funds. To create the necessary exposure, a Leveraged Short Fund will enter into one or more swap agreements with major financial institutions. A Leveraged Short Fund will incur borrowing costs associated with the use of swaps. For instance, if an Underlying Stock returns 2% on a given day, the gross expected return of the Fund would be negative 2%, but the net expected return, which factors in the cost of financing the portfolio and the impact of operating expenses, would be lower.

If a Leveraged Short Fund is unable to obtain sufficient exposure to its Underlying Stock due to the limited availability of necessary investments or financial instruments, the Fund could, among other things, fail to meet its investment objective, increase transaction fees, or limit or suspend creation units until the Adviser determines that the requisite exposure to its underlying stock is obtainable. Under such circumstances, a Fund could trade at significant bid-ask spreads, premiums or discounts to its NAV and could experience substantial redemptions.

A Cautionary Note to Investors Regarding Dramatic Underlying Stock Movement. A Fund could lose an amount greater than its net assets in the event of (i) a drop of the Underlying Stock in excess of 57% in the case of a 1.75x Leveraged Long Fund, or 67% in the case of a 1.5x Leveraged Long Fund, and (ii) an increase of the Underlying Stock in excess of 57% in the case of a 1.75x Leveraged Short Fund, or 67% in the case of a 1.5x Leveraged Short Fund.

If an Underlying Stock has a dramatic adverse move that causes a material decline in a Fund’s net assets, the terms of the Fund’s swap agreements may permit the counterparty to immediately close out the swap transaction. In that event, a Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with a Fund’s investment objective. This may prevent a Fund from achieving its investment objective, even if the Underlying Stock later reverses all or a portion the move, and result in significant losses.

Examples of the Impact of Daily Leverage and Compounding. The pursuit of an exposure to the Underlying Stock’s daily return will result in daily compounding for the Funds. This means that the return of an Underlying Stock over a period of time greater than one day multiplied by a Fund’s daily leverage factor (e.g., 175% or negative 175% for a 1.75x leveraged Fund) generally will not equal a Fund’s performance over that same period. As a consequence, investors should not plan to hold the Funds unmonitored for periods longer than a single trading day. This deviation increases with higher volatility in its Underlying Stock and longer holding periods. Further, the return for investors that invest for periods less than a full trading day or for a period different than a trading day will not be the product of the return of a Fund’s stated daily leveraged long or short exposure and the performance of the Underlying Stock for the full trading day. The actual exposure will largely be a function of the performance of the Underlying Stock from the end of the prior trading day.

Consider the following examples of a hypothetical fund that seeks 175% of the daily performance of a hypothetical underlying stock:

Investor 1 is considering investments in two Funds, Funds A and B. Fund A is an ETF which seeks (before fees and expenses) to match the performance of XYZ Stock; i.e., the ETF provides a long only exposure on the underlying asset XYZ. Fund B is a Leveraged Long Fund that seeks a performance of 1.75x XYZ, which on a daily basis are equal to +175% the daily performance of the underlying asset XYZ.

On Day 1, the XYZ asset increases in value from $10.00 to $10.50, a gain of 5%. On Day 2, the XYZ asset declines from $10.50 back to $10.00, a loss of 4.76%. In the aggregate, the asset XYZ has not moved.

An investment in Fund A would be expected to gain 5% on Day 1 and lose 4.76% on Day 2, returning the investment its original value. The following example assumes a $100 investment in Fund A when the underlying stock is also valued at $100:

Day	Asset XYZ (in US$)(1)	Asset XYZ performance	Asset XYZ (in points)(1)	NAV Fund A in US$(2)	Fund A performance
	$10.00		100.00 points	$100.00
1	$10.50	+5.00%	105.00 points	$105.00	+5.00%
2	$10.00	-4.76%	100.00 points	$100.00	-4.76%

(1)	Assumes no corporate action in Asset XYZ (2) Assumes fund no fees

The same $100 investment in Fund B would be expected to gain 8.75% on Day 1 (175% of 5%) but decline 8.33% on Day 2.

Day	Asset XYZ (in US$)(1)	Asset XYZ performance	NAV Fund B in US$(2)	Fund B performance
	$10.00		$100.00
1	$10.50	+5.00%	$108.75	+8.75%
2	$10.00	-4.76%	$99.69	-8.33%

(1)	Assumes no corporate action in Asset XYZ (2) Assumes no fund fees

Although the percentage decline in Fund B is smaller on Day 2 than the percentage gain on Day 1, the loss is applied to a higher principal amount, so the investment in Fund B experiences a loss even when the aggregate value for the two-day period has not declined. (These calculations do not include the charges for fund fees and expenses.)

As you can see, an investment in Fund B has additional risks due to the effects of leverage and compounding.

An investor who purchases shares of a Fund intra-day will generally receive more, or less, than 175% exposure to the underlying stock from that point until the end of the trading day. The actual exposure will be largely a function of the performance of the underlying stock from the end of the prior trading day. If a Fund’s shares are held for a period longer than a single trading day, the Fund’s performance is likely to deviate from 175% or –175% of the return of the underlying stock’s performance for the longer period. This deviation will increase with higher underlying stock volatility and longer holding periods.

Consider the following examples of a hypothetical fund that seeks 150% of the daily performance of a hypothetical underlying stock:

Investor 1 is considering investments in two Funds, Funds A and B. Fund A is an ETF which seeks (before fees and expenses) to match the performance of XYZ Stock; i.e., the ETF provides a long only exposure on the underlying asset XYZ. Fund B is a Leveraged Long Fund that seeks a performance of 1.5x XYZ, which on a daily basis are equal to +150% the daily performance of the underlying asset XYZ.

On Day 1, the XYZ asset increases in value from $10.00 to $10.50, a gain of 5%. On Day 2, the XYZ asset declines from $10.50 back to $10.00, a loss of 4.76%. In the aggregate, the asset XYZ has not moved.

An investment in Fund A would be expected to gain 5% on Day 1 and lose 4.76% on Day 2, returning the investment its original value. The following example assumes a $100 investment in Fund A when the underlying stock is also valued at $100:

Day	Asset XYZ (in US$)(1)	Asset XYZ performance	Asset XYZ (in points)(1)	NAV Fund A in US$(2)	Fund A performance
	$10.00		100.00 points	$100.00
1	$10.50	+5.00%	105.00 points	$105.00	+5.00%
2	$10.00	-4.76%	100.00 points	$100.00	-4.76%

(1)	Assumes no corporate action in Asset XYZ (2) Assumes fund no fees

The same $100 investment in Fund B would be expected to gain 7.5% on Day 1 (150% of 5%) but decline 7.14% on Day 2.

Day	Asset XYZ (in US$)(1)	Asset XYZ performance	NAV Fund B in US$(2)	Fund B performance
	$10.00		$100.00
1	$10.50	+5.00%	$107.50	+7.50%
2	$10.00	-4.76%	$99.82	-7.14%

(1)	Assumes no corporate action in Asset XYZ (2) Assumes no fund fees

Although the percentage decline in Fund B is smaller on Day 2 than the percentage gain on Day 1, the loss is applied to a higher principal amount, so the investment in Fund B experiences a loss even when the aggregate value for the two-day period has not declined. (These calculations do not include the charges for fund fees and expenses.)

As you can see, an investment in Fund B has additional risks due to the effects of leverage and compounding.

An investor who purchases shares of a Fund intra-day will generally receive more, or less, than 150% exposure to the underlying stock from that point until the end of the trading day. The actual exposure will be largely a function of the performance of the underlying stock from the end of the prior trading day. If a Fund’s shares are held for a period longer than a single trading day, the Fund’s performance is likely to deviate from 150% or –150% of the return of the underlying stock’s performance for the longer period. This deviation will increase with higher underlying stock volatility and longer holding periods.

Examples of the Impact of Volatility. Each Fund rebalances its implied exposure on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses in the Underlying Stock. Daily rebalancing will typically cause a Fund to lose money if the Underlying Stock experiences volatility. An Underlying Stock’s volatility rate is a statistical measure of the magnitude of fluctuations in the Underlying Stock’s returns over a defined period. For periods longer than a trading day, volatility in the performance of the Underlying Stock from day to day is the primary cause of any disparity between a Fund’s actual returns and the returns of the Underlying Stock for such period. Volatility causes such disparity because it exacerbates the effects of compounding on a Fund’s returns. In addition, the effects of volatility are magnified in the Funds due to leverage. Consider the following three examples that demonstrate the effect of volatility on a hypothetical fund:

Example 1 – Underlying Stock Experiences Low Volatility

At the close of trading on Day 1, Investor 1 invests $10.00 in a hypothetical 1.75x Leveraged Long Fund after the close of trading on Day 1. During Day 2, the XYZ Stock rises from $100.00 to $102.00, a 2% gain. Investor 1’s investment rises 3.50% to $10.35. Investor 1 holds her investment through the close of trading on Day 3, during which the XYZ Stock rises from 102.00 to 104.00, a gain of 1.96%. Investor 1’s investment rises to $10.71, a gain during Day 3 of 3.43%. For the two-day period since Investor 1 invested in the Fund, the underlying asset gained 4% although Investor 1’s investment increased by 7.05%. Because XYZ Stock continued to trend upwards with low volatility, Investor 1’s return closely correlates to 150% of the return of the underlying stock for the period.

Now Investor 1 invests $10.00 in a hypothetical 1.50x Leveraged Long Fund after the close of trading on Day 1. During Day 2, the XYZ Stock rises from $100.00 to $102.00, a 2% gain. Investor 1’s investment rises 3.0% to $10.30. Investor 1 holds her investment through the close of trading on Day 3, during which the XYZ Stock rises from 102.00 to 104.00, a gain of 1.96%. Investor 1’s investment rises to $10.60, a gain during Day 3 of 2.94%. For the two-day period since Investor 1 invested in the Fund, the underlying asset gained 4% although Investor 1’s investment increased by 6.03%. Because XYZ Stock continued to trend upwards with low volatility, Investor 1’s return closely correlates to 150% of the return of the underlying stock for the period.

Conversely, at the close of trading on Day 1 Investor 2 invests $10.00 in a hypothetical 1.75x Short Fund after the close of trading on Day 1. During Day 2, the underlying asset gains 2%, and Investor 2’s investment falls by 3.50% to $9.65. On Day 3, the underlying asset rises by 1.96%, and Investor 2’s Fund falls by 3.43% to $9.32. For the two-day period the underlying asset returned 4% while the fund lost 6.81%. Investor 2’s return closely correlates to -175% return of the underlying asset for the period.

Now Investor 2 invests $10.00 in a hypothetical 1.50x Short Fund after the close of trading on Day 1. During Day 2, the underlying asset gains 2%, and Investor 2’s investment falls by 3.0% to $9.70. On Day 3, the underlying asset rises by 1.96%, and Investor 2’s Fund falls by 2.94% to $9.41. For the two-day period the underlying asset returned 4% while the fund lost 5.85%. Investor 2’s return closely correlates to -150% return of the underlying asset for the period.

Example 2 – Underlying Stock Experiences High Volatility

At the close of trading on Day 1, Investor 1 invests $10.00 in a hypothetical 1.75x Leveraged Long Fund after the close of trading on Day 1. During Day 2, XYZ Stock rises from $100.00 to $102.00, a 2% gain, and Investor 1’s investment rises 3.50% to $10.35. Investor 1 continues to hold her investment through the end of Day 3, during which the XYZ Stock’s underlying asset declines from $102.00 to $98.00, a loss of 3.92%. Investor 1’s investment declines by 6.86%, from $10.35 to $9.64. For the two-day period since Investor 1 invested in the fund, the XYZ Stock lost 2% while Investor 1’s investment decreased from $10.00 to $9.64, a 3.60% loss. The volatility of the underlying asset affected the correlation between the XYZ Stock return for the two-day period and Investor 1’s return. In this situation, Investor 1 lost more than 175% of the return of the XYZ Stock.

Now Investor 1 invests $10.00 in a hypothetical 1.5x Leveraged Long Fund after the close of trading on Day 1. During Day 2, XYZ Stock rises from $100.00 to $102.00, a 2% gain, and Investor 1’s investment rises 3.0% to $10.30. Investor 1 continues to hold her investment through the end of Day 3, during which the XYZ Stock’s underlying asset declines from $102.00 to $98.00, a loss of 3.92%. Investor 1’s investment declines by 5.88%, from $10.30 to $9.69. For the two-day period since Investor 1 invested in the fund, the XYZ Stock lost 2% while Investor 1’s investment decreased from $10.00 to $9.69, a 3.06% loss. The volatility of the underlying asset affected the correlation between the XYZ Stock return for the two-day period and Investor 1’s return. In this situation, Investor 1 lost more than 150% of the return of the XYZ Stock.

Conversely, at the close of trading on Day 1 Investor 2 invests $10.00 in a hypothetical 1.75x Short Fund after the close of trading on Day 1. During Day 2, XYZ Stock rises from $100.00 to $102.00, a 2% gain, and Investor 2’s investment falls 3.50% to $9.65. Investor 2 continues to hold his investment through the end of Day 3, during which XYZ Stock declines from $102.00 to $98.00, a loss of 3.92%. Investor 2’s investment rises by 6.86%, from $9.65 to $10.31. For the two-day period since Investor 2 invested in the fund, the XYZ Stock lost 2% while Investor 2’s investment increased from $10.00 to $10.31, a 3.12% gain. The volatility of XYZ Stock affected the correlation between the return of the XYZ Stock for the two-day period and Investor 2’s return. In this situation, Investor 2 gained less than 175% of the inverse return of the XYZ Stock.

Now Investor 2 invests $10.00 in a hypothetical 1.5x Short Fund after the close of trading on Day 1. During Day 2, XYZ Stock rises from $100.00 to $102.00, a 2% gain, and Investor 2’s investment falls 3% to $9.70. Investor 2 continues to hold his investment through the end of Day 3, during which XYZ Stock declines from $102.00 to $98.00, a loss of 3.92%. Investor 2’s investment rises by 5.88%, from $9.70 to $10.27. For the two-day period since Investor 2 invested in the fund, the XYZ Stock lost 2% while Investor 2’s investment increased from $10.00 to $10.27, a 2.71% gain. The volatility of XYZ Stock affected the correlation between the return of the XYZ Stock for the two-day period and Investor 2’s return. In this situation, Investor 2 gained less than 150% of the inverse return of the XYZ Stock.

Example 3 – Intra-day Investment with Volatility

The examples above assumed that Investor 1 purchased the hypothetical Leveraged Long Funds and Leveraged Short Funds at the close of trading on Day 1 and sold her investment at the close of trading on a subsequent day. However, if she made an investment intra-day, she would have received a beta determined by the performance of the underlying common stock from the end of the prior trading day until her time of purchase on the next trading day. Consider the following example.

If at 11 a.m. on Day 2 Investor 1 invests $10.00 in a hypothetical 1.75x Leveraged Long Fund that seeks to track the performances of XYZ Stock which on a daily basis are equal to +175% the daily performances of on an underlying asset. From the close of trading on Day 1 until 11 a.m. on Day 2, the XYZ Stock moved from $100.00 to $105.00, a 5% gain. In light of that gain, the fund beta at the point at which Investor 1 invests is 196%. During the remainder of Day 2, the XYZ Stock rises from $105.00 to $110.00, a gain of 4.76%, and Investor 1’s investment rises 8.05% (which is the underlying asset gain of 4.76% multiplied by the 169% beta that she received) to $10.80. Investor 1 continues to hold her investment through the close of trading on Day 3, during which the XYZ Stock declines from $110 to $95, a loss of 13.64%. Investor 1’s investment declines by 23.86%, from $10.80 to $8.23. For the period of Investor 1’s investment, the XYZ Stock declined from $105.00 to $95.00, a loss of 9.52%, while Investor 1’s investment decreased from $10.00 to $8.23, a 17.74% loss. The volatility of the XYZ Stock affected the correlation between the return of the XYZ Stock for the period and Investor 1’s return. In this situation, Investor 1 lost more than 1.75 times the return of XYZ Stock. Investor 1 was also hurt because she missed the first 5% move of the XYZ Stock and had a beta of 169% for the remainder of Day 2.

If at 11 a.m. on Day 2 Investor 1 invests $10.00 in a hypothetical 1.5x Leveraged Long Fund that seeks to track the performances of XYZ Stock which on a daily basis are equal to +150% the daily performances of on an underlying asset. From the close of trading on Day 1 until 11 a.m. on Day 2, the XYZ Stock moved from $100.00 to $94.00, a 6% loss. In light of that gain, the fund beta at the point at which Investor 1 invests is 155%. During the remainder of Day 2, the XYZ Stock rises from $94.00 to $87.00, a loss of 7.45%, and Investor 1’s investment declines 11.54% (which is the underlying asset loss of 7.45% multiplied by the 155% beta that she received) to $8.85. Investor 1 continues to hold her investment through the close of trading on Day 3, during which the XYZ Stock declines from $87 to $80, a loss of 8.05%. Investor 1’s investment declines by 12.07%, from $8.85 to $7.78. For the period of Investor 1’s investment, the XYZ Stock declined from $94.00 to $80.00, a loss of 14.89%, while Investor 1’s investment decreased from $10.00 to $7.78, a 22.2% loss. The volatility of the XYZ Stock affected the correlation between the return of the XYZ Stock for the period and Investor 1’s return. In this situation, Investor 1 lost less than 1.5 times the return of XYZ Stock. Investor 1 was also hurt because she missed the first 6% move of the XYZ Stock and had a beta of 155% for the remainder of Day 2.

Market Volatility. Each Fund seeks to provide a return which provides either a return that is a multiple of the daily performance of an Underlying Stock. No Fund attempts to, and no Fund should be expected to, provide returns which match either the leverage long or short return of the Underlying Stock for periods other than a single day. Each Fund assumes a daily rebalancing of its exposure against the Underlying Stock, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses.

Daily rebalancing will impair a Fund’s performance if the Underlying Stock experiences volatility. For instance, a 1.75x Leveraged Long Fund would be expected to lose 2.6% (as shown in Table 1 below) if its Underlying Stock provided no return over a one-year period and experienced annualized volatility of 20%. A 1.75x Leveraged Short Fund would be expected to lose 9.2% (as shown in Table 1 below) if its Underlying Stock provided no return over a one-year period and had annualized volatility of 20%. If the Underlying Stock annualized volatility were to rise to 40%, the hypothetical loss for a one-year period for a 1.75x Leveraged Long Fund widens to approximately 10.0% while the loss for a 1.75x Leveraged Short Fund rises to 32.0%.

Table 1

Volatility Range	Performance of 1.75x Leveraged Long Fund that aims to track an Underlying Stock (+175%)	Performance of 1.75x Leveraged Short Fund that aims to track Underlying Stock (-175%)	Performance of 1.5x Leveraged Long Fund that aims to track an Underlying Stock (+150%)	Performance of 1.5x Leveraged Short Fund that aims to track Underlying Stock (-150%)
10%	-0.7%	-2.4%	-0.4%	-1.9%
20%	-2.6%	-9.2%	-1.5%	-7.2%
30%	-5.7%	-19.5%	-3.3%	-15.5%
40%	-10.0%	-32.0%	-5.8%	-25.9%
50%	-15.1%	-45.2%	-8.9%	-37.4%
60%	-21.0%	-57.9%	-12.6%	-49.1%
70%	-27.5%	-69.2%	-16.8%	-60.1%
80%	-34.3%	-78.6%	-21.3%	-69.9%
90%	-41.2%	-85.8%	-26.2%	-78.1%
100%	-48.1%	-91.0%	-31.3%	-84.7%

Note that at higher volatility levels, there is a chance of a complete loss of Fund assets even if the performance of the Underlying Stock is flat. For instance, if the annualized volatility of an Underlying Stock were 90%, a 1.75x Leveraged Long Fund would be expected to lose 41.2% and a 1.75x Leveraged Short Fund would be expected to lose 85.8% of its value, even if the Underlying Stock returned 0% for the year.

Table 2 shows for each Fund the annualized historical volatility rate for its Underlying Stock over the five year period ended December 31, 2022. If the data related to an Underlying Stock is available for less than 5 years, its staring date is noted next to its name in Table 2. The Underlying Stock has annualized historical volatility rates over that period ranging from 22.3% to 50.3%. Since Underlying Stock’s volatility has negative implications for funds that track indices with a daily rebalancing, investors should be sure to monitor and manage their investments in the Funds particularly in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility ranges of various Underlying Stocks in Table 2 to give investors some sense of the risks of holding the Funds for 5 years. Historical underlying stock volatility and performance are not likely indicative to future volatility and performance.

Table 2 – Historic Volatility of each Fund’s Underlying Stock

Fund	Underlying Stock	5-Year Historical Volatility of the Underlying Stock(1)
Kurv ExxonMobil (XOM) 1.5x Long Daily ETF	ExxonMobil Stock listed on NYSE (ticker: XOM)	35.0%
Kurv ExxonMobil (XOM) 1.5x Short Daily ETF	ExxonMobil Stock listed on NYSE (ticker: XOM)	35.0%
Kurv Bank of America (BAC) 1.5x Long Daily ETF	Bank of America Stock listed on NYSE (ticker: BAC)	31.8%
Kurv Bank of America (BAC) 1.5x Short Daily ETF	Bank of America Stock listed on NYSE (ticker: BAC)	31.8%
Kurv Apple (AAPL) 1.75x Long Daily ETF	Apple Stock listed on NASDAQ (ticker: AAPL)	32.4%
Kurv Apple (AAPL) 1.75x Short Daily ETF	Apple Stock listed on NASDAQ (ticker: AAPL)	32.4%
Kurv Google (GOOGL) 1.75x Long Daily ETF	Google Stock listed on NASDAQ (ticker: GOOGL)	25.8%
Kurv Google (GOOGL) 1.75x Short Daily ETF	Google Stock listed on NASDAQ (ticker: GOOGL)	25.8%
Kurv Goldman Sachs (GS) 1.5x Long Daily ETF	Goldman Sachs Stock listed on NYSE (ticker: GS)	32.5%
Kurv Goldman Sachs (GS) 1.5x Short Daily ETF	Goldman Sachs Stock listed on NYSE (ticker: GS)	32.5%
Kurv Dow Chemical (DOW) 1.75x Long Daily ETF	Dow Stock listed on NYSE (ticker: DOW)	37.2%
Kurv Dow Chemical (DOW) 1.75x Short Daily ETF	Dow Stock listed on NYSE (ticker: DOW)	37.2%

(1)Five-year period ended December 31, 2022 (except for a three-year period for Dow Inc.)

The Projected Returns of Funds for Intra-Day Purchases. Because the Funds assume a daily rebalancing of their exposure against their Underlying Stock, an investor who purchases shares during a day will likely have more, or less, than the respective long leveraged or inverse leveraged exposure to an Underlying Stock. The exposure to the Underlying Stock received by an investor who purchases a Fund intra-day will differ from the Fund’s targeted exposure (e.g., 175% or -175% for a 1.75x leveraged Fund) by an amount determined by the movement of an Underlying Stock from its value at the end of the prior day. If an Underlying Stock moves in a direction favorable to the Fund between the close of the market on one trading day through the time on the next trading day when the investor purchases Fund shares, the investor will receive less exposure to the Underlying Stock than the Fund’s targeted exposure (e.g., +175% or -175% for a 1.75x leveraged Fund). Conversely, if the Underlying Stock moves in a direction adverse to the Fund, the investor will receive more exposure to the Underlying Stock than the Fund’s targeted exposure (e.g., 175% or -175% for a 1.75x leveraged Fund).

Table 3 below indicates the exposure to an Underlying Stock that an intra-day purchase of a Fund that aims to track an Underlying Stock that provides a leveraged long exposure of the daily performance on an Underlying Stock would be expected to provide based upon the movement in the value of the Underlying Stock from the close of the market on the prior trading day. Such exposure holds until a subsequent sale on that same trading day or until the close of the market on that trading day. For instance, if the Underlying Stock moved 5% in a direction favorable to the investor in a 1.75x Long Leveraged Fund, the investor would receive exposure to the performance of the Underlying Stock from that point until the investor sells later that day or the end of the day equal to approximately 169% of the investor’s investment. Conversely, if the Underlying Stock has moved 5% in a direction unfavorable to the investor in a 1.75x Long Leveraged Fund, an investor at that point would receive exposure to the performance of the Underlying Stock from that point until the investor sells later that day or the end of the day equal to approximately 182% of the investor’s investment.

The table includes a range of the Underlying Stock moves from 20% to -20% for a Leveraged Long Fund Movement of the Underlying Stock beyond the range noted below will result in exposure further from a Leveraged Long Fund’s daily leveraged investment objective.

Table 3

Underlying Stock Intraday Move	Implied exposure to the Underlying Stock (2x Leveraged Long)	Implied exposure to the Underlying Stock (1.75x Leveraged Long)	Implied exposure to the Underlying Stock (1.5x Leveraged Long)
-20%	267%	215%	171%
-15%	243%	202%	165%
-10%	225%	191%	159%
-5%	211%	182%	154%
0%	200%	175%	150%
5%	191%	169%	147%
10%	183%	164%	143%
15%	177%	159%	141%
20%	171%	156%	138%

Table 4 below indicates the exposure to an Underlying Stock that an intra-day purchase of a Leveraged Short Fund would be expected to provide based upon the movement in the value of the Underlying Stock from the close of the market on the prior trading day. Table 4 below indicates the exposure to the Underlying Stock that an intra-day purchase of a Leveraged Short Fund would be expected to provide based upon the movement in the value of the Underlying Stock from the close of the market on the prior trading day. Such exposure holds until a subsequent sale on that same trading day or until the close of the market on that trading day. Table 4 indicates that, for a Leveraged Short Fund if its Underlying Stock has moved 5% in a direction favorable to a 1.75x Leveraged Short Fund, the investor would receive exposure to the performance of the Underlying Stock from that point until the investor sells later that day or the end of the day equal to approximately -9% of the investor’s investment. Conversely, if the Underlying Stock has moved 5% in a direction unfavorable to a 2x Leveraged Short Fund, an investor would receive exposure to the performance of the Underlying Stock from that point until the investor sells later that day or the end of the day equal to approximately -111% of the investor’s investment.

The table includes a range the Underlying Stock moves from 20% to -20% for a Leveraged Short Fund. Movement of the Underlying Stock beyond the range noted below will result in exposure further from a Leveraged Short Fund’s Daily leveraged investment objective.

Table 4

Underlying Stock Intraday Move	Implied exposure to the Underlying Stock (2x Leveraged Short)	Implied exposure to the Underlying Stock (1.75x Leveraged Short)	Implied exposure to the Underlying Stock (1.5x Leveraged Short)
-20%	-114%	-104%	-92%
-15%	-131%	-118%	-104%
-10%	-150%	-134%	-117%
-5%	173%	-153%	-133%
0%	-200%	-175%	-150%
5%	-233%	-201%	-170%
10%	-275%	-233%	-194%
15%	-329%	-273%	-223%
20%	-400%	-323%	-257%

The Projected Returns of the Funds for Periods Other Than a Single Trading Day. The Funds seek to replicate a leveraged long or inverse exposure to an Underlying Stock’s daily return — from the close of regular trading on one trading day to the close on the next trading day — which should not be equated with seeking a leveraged or inverse investment objective for any other period. For instance, for a Fund that aims to replicate 175% the daily return of its Underlying Stock, if the Underlying Stock gains 10% for a week, the Fund should not be expected to provide a 17.5% return for the week even if the Fund meets its investment objective throughout the week. This is true because the Fund replicates 175% the daily returns of the Underlying Stock leading to a compounding of daily returns, which means that the return of the Underlying Sock over a period of time greater than one day multiplied by a Fund’s daily leveraged investment factor will not generally equal a Fund’s performance over that same period. In addition, the effects of compounding become greater the longer Shares are held beyond a single trading day.

The following tables set out a range of hypothetical daily performances during a given 10 trading days of a hypothetical Underlying Stock and demonstrate how changes in the hypothetical Underlying Stock impact the hypothetical Funds’ performance for a trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in hypothetical Funds over a 10 trading day period and do not reflect fees or expenses of any kind.

Table 5 – The Underlying Stock Lacks a Clear Trend

Underlying Stock				Leveraged Fund (Daily Leveraged Factor = +175%)			Short Fund (Daily Leveraged Factor = -175%)
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	$ 100.00			$100.00			$100.00
Day 1	$ 105.00	5.00%	5.00%	$108.75	8.75%	8.75%	$ 91.25	-8.75%	-8.75%
Day 2	$ 110.00	4.76%	10.00%	$117.81	8.33%	17.81%	$ 83.65	-8.33%	-16.35
Day 3	$ 100.00	-9.09%	0.00%	$ 99.07	-15.91%	-0.93%	$ 96.96	15.91%	3.04%
Day 4	$ 90.00	-10.00%	-10.00%	$ 81.73	-17.50%	-18.27%	$113.92	17.50%	13.92%
Day 5	$ 85.00	-5.56%	-15.00%	$ 73.78	-9.73%	-26.22%	$125.01	9.73%	25.01%
Day 6	$ 100.00	17.65%	0.00%	$ 96.57	30.89%	-3.43%	$ 86.40	-30.89%	-13.60%
Day 7	$ 95.00	-5.00%	-5.00%	$ 88.12	-8.75%	-11.88%	$ 93.96	8.75%	-6.04%
Day 8	$ 100.00	5.26%	0.00%	$ 96.23	9.21%	-3.77%	$ 85.31	-9.21%	-14.69%
Day 9	$ 105.00	5.00%	5.00%	$104.65	8.75%	4.65%	$ 77.84	-8.75%	-22.16%
Day 10	$ 100.00	-4.76%	0.00%	$ 95.93	-8.33%	-4.07%	$ 84.33	8.33%	-15.67%

Underlying Stock				Leveraged Fund (Daily Leveraged Factor = +150%)			Short Fund (Daily Leveraged Factor = -150%)
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	$ 100.00			$100.00			$100.00
Day 1	$ 105.00	5.00%	5.00%	$107.50	7.50%	7.50%	$ 92.50	-7.50%	-7.50%
Day 2	$ 110.00	4.76%	10.00%	$115.18	7.14%	15.18%	$ 85.90	-7.14%	-14.10%
Day 3	$ 100.00	-9.09%	0.00%	$ 99.47	-13.64%	-0.53%	$ 97.61	13.64%	-2.39%
Day 4	$ 90.00	-10.00%	-10.00%	$ 84.55	-15.00%	-15.45%	$112.25	15.00%	12.25%
Day 5	$ 85.00	-5.56%	-15.00%	$ 77.50	-8.34%	-22.50%	$121.61	8.34%	21.61%
Day 6	$ 100.00	17.65%	0.00%	$ 98.02	26.48%	-1.98%	$ 89.41	-26.48%	-10.59%
Day 7	$ 95.00	-5.00%	-5.00%	$ 90.67	-7.50%	-9.33%	$ 96.12	7.50%	-3.88%
Day 8	$ 100.00	5.26%	0.00%	$ 97.82	7.89%	-2.18%	$ 88.54	-7.89%	-11.46%
Day 9	$ 105.00	5.00%	5.00%	$105.16	7.50%	5.16%	$ 81.90	-7.50%	-18.10%
Day 10	$ 100.00	-4.76%	0.00%	$ 97.65	-7.14%	-2.35%	$ 87.74	7.14%	-12.26%

The cumulative performance of the hypothetical underlying stock in Table 5 is 0% for 10 trading days. The return of the hypothetical Fund for the 10 trading day period is -4.07% for a 1.75x Leveraged Long Fund, -15.67% for a 1.75x Leveraged Short Fund, -2.35% for a 1.5x Leveraged Long Fund and -12.26% for a 1.5x Leveraged Short Fund. The volatility of the hypothetical underlying stock performance and lack of a clear trend results in performance for each hypothetical Fund for the period which bears little relationship to the performance of the hypothetical underlying stock for the 10-trading day period.

Table 6 – Underlying Stock Rises in a Clear Trend

Underlying Stock				Long Fund (Daily Leveraged Factor = +175%)			Short Fund (Daily Leveraged Factor = -175%)
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	$100.00			$100.00			$100.00
Day 1	$102.00	2.00%	2.00%	$103.50	3.50%	3.50%	$96.50	-3.50%	-3.50%
Day 2	$104.00	1.96%	4.00%	$107.05	3.43%	7.05%	$93.19	-3.43%	-6.81%
Day 3	$106.00	1.92%	6.00%	$110.65	3.36%	10.65%	$90.06	-3.36%	-9.94%
Day 4	$108.00	1.89%	8.00%	$114.31	3.31%	14.31%	$87.08	-3.31%	-12.92%
Day 5	$110.00	1.85%	10.00%	$118.01	3.24%	18.01%	$84.26	-3.24%	-15.74%
Day 6	$112.00	1.82%	12.00%	$121.77	3.19%	21.77%	$81.58	-3.19%	-18.42%
Day 7	$114.00	1.79%	14.00%	$125.58	3.13%	25.58%	$79.02	-3.13%	-20.98%
Day 8	$116.00	1.75%	16.00%	$129.43	3.06%	29.43%	$76.60	-3.06%	-23.40%
Day 9	$118.00	1.72%	18.00%	$133.32	3.01%	33.32%	$74.30	-3.01%	-25.70%
Day 10	$120.00	1.69%	20.00%	$137.26	2.96%	37.26%	$72.10	-2.96%	-27.90%

Underlying Stock				Leveraged Fund (Daily Leveraged Factor = +150%)			Short Fund (Daily Leveraged Factor = -150%)
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	$100.00			$100.00			$100.00
Day 1	$102.00	2.00%	2.00%	$103.00	3.00%	3.00%	$97.00	-3.00%	-3.00%
Day 2	$104.00	1.96%	4.00%	$106.03	2.94%	6.03%	$94.15	-2.94%	-5.85%
Day 3	$106.00	1.92%	6.00%	$109.08	2.88%	9.08%	$91.44	-2.88%	-8.56%
Day 4	$108.00	1.89%	8.00%	$112.17	2.84%	12.17%	$88.84	-2.84%	-11.16%
Day 5	$110.00	1.85%	10.00%	$115.29	2.78%	15.29%	$86.38	-2.78%	-13.62%
Day 6	$112.00	1.82%	12.00%	$118.43	2.73%	18.43%	$84.02	-2.73%	-15.98%
Day 7	$114.00	1.79%	14.00%	$121.61	2.69%	21.61%	$81.76	-2.69%	-18.24%
Day 8	$116.00	1.75%	16.00%	$124.81	2.63%	24.81%	$79.62	-2.63%	-20.38%
Day 9	$118.00	1.72%	18.00%	$128.03	2.58%	28.03%	$77.56	-2.58%	-22.44%
Day 10	$120.00	1.69%	20.00%	$131.27	2.54%	31.27%	$75.60	-2.54%	-24.40%

The cumulative performance of the hypothetical underlying stock in Table 6 is 20% for 10 trading days. The return of the hypothetical Fund for the 10 trading day period is 37.26% for a 1.75x Leveraged Long Fund, -27.90% for a 1.75x Leveraged Short Fund, 31.27% for a 1.5x Leveraged Long Fund and -24.40% for a 1.5x Leveraged Short Fund. In this case, because of the positive hypothetical underlying stock trend, the hypothetical Leveraged Long Fund’s gain is greater than the applicable multiple of the hypothetical underlying stock gain and the hypothetical Short Fund’s decline is less than the applicable multiple of the hypothetical underlying stock gain for the 10-trading day period.

Table 7 – The Underlying Stock Declines in a Clear Trend

Underlying Stock				Long Fund (Daily Leveraged Factor = +175%)			Short Fund (Daily Leveraged Factor = -175%)
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	$100.00			$100.00			$100.00
Day 1	$98.00	-2.00%	-2.00%	$96.50	-3.50%	-3.50%	$103.50	3.50%	3.50%
Day 2	$96.00	-2.04%	-4.00%	$93.05	-3.57%	-6.95%	$107.19	3.57%	7.19%
Day 3	$94.00	-2.08%	-6.00%	$89.67	-3.64%	-10.33%	$111.10	3.64%	11.10%
Day 4	$92.00	-2.13%	-8.00%	$86.33	-3.73%	-13.67%	$115.24	3.73%	15.24%
Day 5	$90.00	-2.17%	-10.00%	$83.05	-3.80%	-16.95%	$119.61	3.80%	19.61%
Day 6	$88.00	-2.22%	-12.00%	$79.82	-3.89%	-20.18%	$124.26	3.89%	24.26%
Day 7	$86.00	-2.27%	-14.00%	$76.65	-3.97%	-23.35%	$129.20	3.97%	29.20%
Day 8	$84.00	-2.33%	-16.00%	$73.52	-4.08%	-26.48%	$134.47	4.08%	34.47%
Day 9	$82.00	-2.38%	-18.00%	$70.46	-4.17%	-29.54%	$140.07	4.17%	40.07%
Day 10	$80.00	-2.44%	-20.00%	$67.45	-4.27%	-32.55%	$146.05	4.27%	46.05%

Underlying Stock				Leveraged Fund (Daily Leveraged Factor = +150%)			Short Fund (Daily Leveraged Factor = -150%)
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	$100.00			$100.00			$100.00
Day 1	$98.00	-2.00%	-2.00%	$97.00	-3.00%	-3.00%	$103.00	3.00%	3.00%
Day 2	$96.00	-2.04%	-4.00%	$94.03	-3.06%	-5.97%	$106.15	3.06%	6.15%
Day 3	$94.00	-2.08%	-6.00%	$91.10	-3.12%	-8.90%	$109.46	3.12%	9.46%
Day 4	$92.00	-2.13%	-8.00%	$88.19	-3.20%	-11.81%	$112.96	3.20%	12.96%
Day 5	$90.00	-2.17%	-10.00%	$85.32	-3.26%	-14.68%	$116.64	3.26%	16.64%
Day 6	$88.00	-2.22%	-12.00%	$82.48	-3.33%	-17.52%	$120.52	3.33%	20.52%
Day 7	$86.00	-2.27%	-14.00%	$79.67	-3.41%	-20.33%	$124.63	3.41%	24.63%
Day 8	$84.00	-2.33%	-16.00%	$76.88	-3.50%	-23.12%	$128.98	3.50%	28.98%
Day 9	$82.00	-2.38%	-18.00%	$74.14	-3.57%	-25.86%	$133.59	3.57%	33.59%
Day 10	$80.00	-2.44%	-20.00%	$71.42	-3.66%	-28.58%	$138.48	3.66%	38.48%

The cumulative performance of the hypothetical underlying stock in Table 7 is -20% for 10 trading days. The return of the hypothetical Fund for the 10 trading day period is -32.55% for a 1.75x Leveraged Long Fund, 46.05% for a 1.75x Leveraged Short Fund, -28.58% for a 1.5x Leveraged Long Fund and 38.48% for a 1.5x Leveraged Short Fund. In this case, because of the negative hypothetical underlying stock trend, the hypothetical Leveraged Long Fund’s decline is less than the applicable multiple of the hypothetical underlying stock decline and the hypothetical Short Fund’s gain is greater than the applicable multiple of the hypothetical underlying stock decline for the 10 trading day period.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Leveraged Long Fund Risk. Companies like the Underlying Stock are subject to many risks that can negatively impact their revenue and viability including, but are not limited to price volatility risk, management risk, inflation risk, global economic risk, growth risk, supply and demand risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters. Each Fund’s daily returns may be affected by many factors but will depend on the performance and volatility of the Underlying Stock.

Leveraged Short Fund Risk. Short (inverse) positions are designed to profit from a decline in the price of particular securities, investments in securities or indices. A Short Fund will lose value if and when the Underlying Stock’s price rises – a result that is the opposite from traditional mutual funds and exchange traded funds. Like leveraged investments, inverse positions may be considered aggressive. Short positions may also be leveraged. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in “long” positions.

Effects of Compounding and Market Volatility Risk – Leveraged Long Fund. The Fund replicates leveraged daily returns of the Underlying Stock and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from Underlying Stock’s performance, before fees and expenses. Compounding affects all investments but has a more significant impact on funds that aims to track indices that replicate leverage daily returns. For a Fund aiming to track a leverage long strategy, if adverse daily performance of the Underlying Stock reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Underlying Stock increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.

The effect of compounding becomes pronounced as Underlying Stock volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Underlying Stock during shareholder’s holding period of an investment in the Fund.

In the graphs below, areas shaded red (or dark gray) represent those scenarios where a Leveraged Long Fund or Leveraged Short Fund can be expected to return less than the relevant leverage multiple of the performance of the underlying stock and those shaded green (or light gray) represent those scenarios where a Leveraged Long Fund or Leveraged Short Fund can be expected to return more than the relevant leverage multiple of the performance of the underlying stock. A Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Correlation Risk” below.

1.75x Leveraged Long Fund

One Year	175% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-105%	-80.0%	-80.7%	-82.9%	-86.1%	-89.6%
-50%	-88%	-70.5%	-71.5%	-74.8%	-79.4%	-84.6%
-40%	-70%	-59.4%	-60.7%	-65.3%	-71.7%	-78.8%
-30%	-53%	-46.8%	-48.6%	-54.5%	-63.0%	-72.2%
-20%	-35%	-32.8%	-35.0%	-42.6%	-53.2%	-64.9%
-10%	-18%	-17.4%	-20.2%	-29.4%	-42.5%	-56.9%
0%	0%	-0.7%	-4.0%	-15.1%	-30.9%	-48.1%
10%	18%	17.4%	13.4%	0.3%	-18.3%	-38.7%
20%	35%	36.7%	32.1%	16.8%	-4.9%	-28.6%
30%	53%	57.2%	51.9%	34.3%	9.4%	-17.9%
40%	70%	79.0%	72.9%	52.9%	24.6%	-6.5%
50%	88%	102.0%	95.1%	72.5%	40.6%	5.5%
60%	105%	126.1%	118.5%	93.2%	57.4%	18.1%

The foregoing table is intended to isolate the effect of underlying stock volatility and underlying stock performance on the return of a 1.75x Leverage Long Fund and is not a representation of actual returns. For example, a 1.75x Leveraged Long Fund may incorrectly be expected to achieve a 35% return on a yearly basis if the underlying stock return were 20%, absent the effects of compounding. As the table shows, with underlying stock volatility of 50%, a 1.75x Leveraged Long Fund could be expected to return +16.8% under such a scenario. A 1.75x Leveraged Long Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

1.75x Leveraged Short Fund

One Year	-175%	Volatility
Return	Return	10%	25%	50%	75%	100%
-60%	105%	385.2%	327.6%	172.4%	28.4%	-55.2%
-50%	88%	228.4%	189.4%	84.3%	-13.1%	-69.7%
-40%	70%	138.7%	110.3%	34.0%	-36.8%	-78.0%
-30%	53%	82.2%	60.6%	2.3%	-51.8%	-83.2%
-20%	35%	44.3%	27.1%	-19.0%	-61.8%	-86.7%
-10%	18%	17.4%	3.5%	-34.1%	-68.9%	-89.2%
0%	0%	-2.4%	-14.0%	-45.2%	-74.2%	-91.0%
10%	-18%	-17.4%	-27.2%	-53.6%	-78.1%	-92.4%
20%	-35%	-29.0%	-37.5%	-60.2%	-81.2%	-93.4%
30%	-53%	-38.3%	-45.6%	-65.4%	-83.7%	-94.3%
40%	-70%	-45.8%	-52.3%	-69.6%	-85.7%	-95.0%
50%	-88%	-52.0%	-57.7%	-73.0%	-87.3%	-95.6%
60%	-105%	-57.1%	-62.2%	-75.9%	-88.7%	-96.0%

The foregoing table is intended to isolate the effect of underlying stock volatility and underlying stock performance on the return of a 1.75x Short Fund and is not a representation of actual returns. For example, a 1.75x Short Fund may incorrectly be expected to achieve a 35% return on a yearly basis if the underlying stock return were -20%, absent the effects of compounding. As the table shows, with underlying stock volatility of 50%, a 1.75x Short Fund could be expected to return -19.0% under such a scenario. A 1.75x Short Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

1.5x Leveraged Long Fund

One Year	150% One Year	Volatility
Return	Return	10%	25%	50%	75%	100%
-60%	-90%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%
-50%	-75%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%
-40%	-60%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%
-30%	-45%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%
-20%	-30%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%
-10%	-15%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%
0%	0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%
10%	15%	14.9%	12.7%	5.0%	-6.6%	-20.7%
20%	30%	31.0%	28.4%	19.7%	6.5%	-9.7%
30%	45%	47.7%	44.8%	35.0%	20.0%	1.9%
40%	60%	65.0%	61.8%	50.8%	34.1%	13.8%
50%	75%	83.0%	79.5%	67.3%	48.8%	26.3%
60%	90%	101.6%	97.7%	84.3%	63.9%	39.1%

The foregoing table is intended to isolate the effect of underlying stock volatility and underlying stock performance on the return of a 1.5x Leverage Long Fund and is not a representation of actual returns. For example, a 1.5x Leveraged Long Fund may incorrectly be expected to achieve a 30% return on a yearly basis if the underlying stock return were 20%, absent the effects of compounding. As the table shows, with underlying stock volatility of 50%, a 1.5x Leveraged Long Fund could be expected to return +19.7% under such a scenario. A 1.5x Leveraged Long Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

1.5x Leveraged Short Fund

One Year	-150% One Year	Volatility
Return	Return	10%	25%	50%	75%	100%
-60%	90%	287.9%	251.6%	147.4%	37.7%	-39.4%
-50%	75%	177.6%	151.6%	77.0%	-1.5%	-56.6%
-40%	60%	111.2%	91.4%	34.6%	-25.1%	-67.0%
-30%	45%	67.6%	51.9%	6.9%	-40.5%	-73.8%
-20%	30%	37.2%	24.3%	-12.5%	-51.3%	-78.6%
-10%	15%	14.9%	4.2%	-26.7%	-59.2%	-82.0%
0%	0%	-1.9%	-11.1%	-37.4%	-65.2%	-84.7%
10%	-15%	-14.9%	-22.9%	-45.8%	-69.8%	-86.7%
20%	-30%	-25.3%	-32.3%	-52.4%	-73.5%	-88.3%
30%	-45%	-33.8%	-40.0%	-57.8%	-76.5%	-89.7%
40%	-60%	-40.8%	-46.3%	-62.2%	-79.0%	-90.7%
50%	-75%	-46.6%	-51.6%	-65.9%	-81.0%	-91.7%
60%	-90%	-51.5%	-56.1%	-69.1%	-82.8%	-92.4%

The foregoing table is intended to isolate the effect of underlying stock volatility and underlying stock performance on the return of a 1.5x Short Fund and is not a representation of actual returns. For example, a 1.5x Short Fund may incorrectly be expected to achieve a 30% return on a yearly basis if the underlying stock return were -20%, absent the effects of compounding. As the table shows, with underlying stock volatility of 50%, a 1.5x Short Fund could be expected to return -12.5% under such a scenario. A 1.5x Short Fund’s actual returns may be significantly better or worse than the returns shown above as a result of any of the factors discussed above or in “Principal Risks — Correlation Risk” below.

Leverage Risk. Each Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in a Fund is exposed to the risk that a decline in the daily performance of the Underlying Stock will be magnified. Because each Leveraged Long Fund and Leveraged Short Fund includes a multiplier of its underlying stock, a single day movement in an underlying stock approaching 57% for a 1.75x Leveraged Funds, and 67% for the 1.5x Leveraged Funds at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of a Fund, even if the underlying stock subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. Leverage will also have the effect of magnifying any differences in the Fund performance’s correlation with the Underlying Stock.

Due to the limited availability of necessary investments or financial instruments, a Fund could, among other things, as a defensive measure, limit or suspend creations or redemptions of Creation Units until the adviser determines that the requisite exposure to the Underlying Stock is obtainable. During the period that creation or redemptions are affected, a Fund’s shares could trade at a significant premium or discount to their net asset value or the bid-ask spread of the Fund’s shares could widen significantly. In the case of a period during which creations are suspended, a Fund could experience significant redemptions, which may cause the Fund to sell portfolio securities at unfavorable prices and increased transaction and other costs and make greater taxable distributions to shareholders of a Fund.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Exchange Traded Fund Structure Risk. Each Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of Fund shares and a Fund’s NAV.

●	In stressed market conditions, the market for a Fund’s shares may become less liquid in response to the deteriorating liquidity of a Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of a Fund’s shares and the Fund’s NAV.

●	An active trading market for a Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If a Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for a Fund’s shares.

Fixed Income Securities Risk. Fixed income risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early or later than expected, potentially reducing the amount of interest payments or extending time to principal repayment). These risks could affect the value of a particular investment possibly causing a Fund’s share price and total return to be reduced and fluctuate more than other types of investments. When a Fund invests in fixed income securities the value of your investment in a Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to a Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. Generally, these changing market conditions may cause a Fund’s share price to fluctuate or decline more than other types of equity investments.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular security or derivative in which a Fund invests may prove to be incorrect and may not produce the desired results.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund’s portfolio. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, a Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.

Mortgage-Related Securities Risk. The Fund may invest in mortgage-related and asset backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. A Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities.

The 2008 financial downturn, particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment, adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that the Fund could realize losses on mortgage-related securities.

New Adviser Risk. The Adviser has not previously managed an ETF. ETFs and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Adviser and the Adviser may not achieve the intended result in managing the Fund.

New Fund Risk. The Funds are new funds, with no operating history, which may result in additional risks for investors in the Funds. There can be no assurance that these Funds will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Non-Diversified Risk. Each Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of a Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, a Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Swap Risk. Each Fund will use swaps to enhance returns and manage risk. A Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or rate. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for loss and, therefore, amplify the effects of market volatility on a Fund’s share price.

US Treasury Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The SHP ETF Trust maintains a website for the Funds at www.kurvinvest.com. Among other things, this website includes each Fund’s prospectus and Statement of Additional Information (“SAI”), and includes the Funds’ holdings, the Funds’ last annual and semi-annual reports, pricing information about shares trading on the Exchange, updated performance information, premiums and discounts, and bid/ask spreads. The Funds’ annual and semi-annual reports contain complete listings of each Fund’s portfolio holdings as of the end of the Funds’ second and fourth fiscal quarters. Each Fund prepares a report on Form N-PORT of its portfolio holdings as of the end of each month. The Funds’ annual and semi-annual reports are filed with the SEC within 60 days of the end of the reporting period and the Fund’s monthly portfolio holdings are filed with the SEC within 60 days after the end of each fiscal quarter. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the SHP ETF Trust’s policies and procedures with respect to the disclosure of Fund portfolio holdings is available in each Fund’s SAI. Information on how to obtain the SAI is listed on the inside back cover of this prospectus.

FUND MANAGEMENT

Adviser

Kurv Investment Management LLC, located at 1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129 serves as the investment adviser to the Funds. The Adviser is a Delaware limited liability company formed in 2022 to provide investment advisory services to registered investment companies. In addition, Kurv Investment Management LLC developed the investment strategy for each Fund. Kurv Investment Management LLC is a wholly owned subsidiary of Kurv Investment, Inc.

Under an investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser, the Adviser provides investment advisory services to the Fund primarily in the form of oversight of the Sub-Adviser, including daily monitoring of the purchase and sale of securities by the Sub-Adviser and regular review of the Sub-Adviser’s performance.

The Adviser also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate. The Adviser administers the business affairs of the Funds, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust. For the services the Adviser provides to the Funds, each Fund pays the Adviser a fee calculated daily and paid monthly at an annual rate of 0.99% of the average daily net assets of the Fund.

Under the investment advisory agreement, the Adviser has agreed to pay all expenses incurred by each Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Excluded Expenses”).

Pursuant to an SEC exemptive order and subject to the conditions of that order, the Adviser may, with Board approval but without shareholder approval, change or select new sub-advisers, materially amend the terms of an agreement with a sub-adviser (including an increase in its fee), or continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services. Shareholders will be notified of any sub-adviser changes.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the Adviser will be available in the Funds’ – Annual Report to Shareholders for the fiscal period ended May 31, 2023.

Sub-Adviser

NEOS Investment Management, LLC, located at 55 Post Road W, Westport, CT 06880 serves as the investment sub-adviser to the Fund. The Adviser is a Delaware limited liability company formed in 2022 to provide sub-advisory services to registered investment companies.

The Sub-Adviser was formed in 2022 and provides investment advisory services to exchange-traded funds, including the Funds. The Sub-Adviser is responsible for trading portfolio securities and other investment instruments on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions, as instructed by the Adviser, subject to the supervision of the Adviser and the Board. Under a sub-advisory agreement, the Adviser pays the Sub-Adviser a fee, calculated daily and paid monthly, out of the fee the Adviser receives from the Fund.

A discussion regarding the basis for the Board’s renewal of the sub-advisory agreement with the Sub-Adviser is available in the Annual Report for the Funds for the fiscal period ended May 31, 2023.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Garrett Paolella, Managing Partner and Portfolio Manager of the Sub-Adviser

Troy Cates, Managing Partner and Portfolio Manager of the Sub-Adviser

Ryan Houlton, Managing Director, Head of Trading and Portfolio Manager of the Sub-Adviser

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed, and ownership of Fund shares.

SHAREHOLDER INFORMATION

Determination of NAV

The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the NYSE.

The values of each Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security at the time a Fund calculates its NAV, the security will be fair valued by the Adviser, in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees of the Trust. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

Buying and Selling Exchange-Traded Shares

Authorized Participants

Each Fund issues and redeems Shares at NAV only in Creation Units. Only APs may acquire Shares directly from a Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a Depository Trust Company (“DTC”) participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Investors

Individual Fund shares may only be bought and sold by investors including APs in the secondary market through a broker or dealer at a market price. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because the Fund’s shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of a Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the bid-ask spread). Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available on the Funds’ website (www.kurvinvest.com).

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (“Securities Act”), may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Transfer Agent, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Fund and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.

For More Information:

Existing Shareholders or Prospective Investors

Kurv ETFs

c/o Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

Dealers

Kurv ETFs

c/o Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

Distribution and Service Plan

The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No Rule 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Frequent Purchases and Redemptions of Fund Shares

The Board has evaluated the risks of frequent purchases and redemptions of Fund shares (“market timing”) activities by a Fund’s shareholders. The Board noted that Shares can only be purchased and redeemed directly from a Fund in Creation Units by APs and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.

With respect to trades directly with a Fund, to the extent effected in-kind, those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent that the Trust allows or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that Shares trade at or close to NAV. Each Fund also employs fair valuation pricing to minimize potential dilution from market timing. Each Fund imposes transaction fees on in-kind purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting in-kind trades, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.

DISTRIBUTIONS

Dividends and Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. A Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly.

Each Fund will distribute net realized capital gains, if any, at least annually. Each Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

Annual Statements

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

Avoid “Buying a Dividend”

At the time you purchase your Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Funds. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Dividend Reinvestment Service

Brokers may make available the Depository Trust Company book-entry dividend reinvestment service to their customers who own Fund Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of a Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require a Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of a Fund purchased in the secondary market.

TAX INFORMATION

Tax Considerations

Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund, including the possible application of foreign, state and local taxes. Unless your investment in a Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

 Taxes on Distributions

Each Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by a Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders, such as estates and trusts, whose gross income as adjusted or modified for tax purposes exceeds certain threshold amounts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment. Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30% unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

A Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from a Fund.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. The ability to deduct capital losses may be limited.

Taxes on Purchases and Redemptions of Creation Units

An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging Authorized Participant’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging Authorized Participant’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an Authorized Participant who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less.

The information in this section “Tax Information” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

FINANCIAL HIGHLIGHTS

Because each Fund has not commenced operations as of the date of this Prospectus, no financial highlights information is available.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often Shares of the Funds traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, or since inception, as applicable, can be found at the Fund’s website at www.kurvinvest.com.

Investment Adviser Kurv Investment Management LLC 1 Letterman Drive, Building C, Suite 3-500 San Francisco, CA 94129	Independent Registered Public Accounting Firm Cohen & Company 1835 Market Street, 3rd Floor Philadelphia, PA 19103

Sub-Adviser NEOS Investment Management, LLC 55 Post Road W Westport, CT 06880	Transfer Agent U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Custodian	Legal Counsel
U.S. Bank, N.A. 1555 N. Rivercenter Drive, MK-WI-S302 Milwaukee, WI 53212	Thompson Hine LLP 1919 M Street, N.W., Suite 700 Washington D.C., 20036

Distributor
Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

DISCLAIMERS

Shares of the Trust are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the Shares of a Fund. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of a Fund to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of the Shares of a Fund in connection with the administration, marketing, or trading of the Shares of the Fund. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

ADDITIONAL INFORMATION

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. Information about a Fund can be reviewed on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. The SAI for the Fund, which has been filed with the SEC, provides more information about the Fund. The SAI is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. These documents and other information concerning the Trust also may be inspected at Three Canal Plaza, Suite 100, Portland, Maine 04101, (9 a.m. to 6 p.m. Eastern Time). You can also obtain information about the Fund by calling at no cost 1-888-393-KURV (5878).

Investment Company Act file no. 811-23645.

KURV SINGLE STOCK ETFS

STATEMENT OF ADDITIONAL INFORMATION

Dated March 24, 2023

This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the Prospectus of Kurv Single Stock ETFs (“Trust”) dated March 22, 2023, as amended (“Prospectus”) for the following series of the Trust, as it may be supplemented from time to time:

Fund	Ticker Symbol	Listing Exchange
Kurv ExxonMobil (XOM) 1.5x Long Daily ETF	LXOM	Cboe BZX Exchange
Kurv ExxonMobil (XOM) 1.5x Short Daily ETF	SXOM	Cboe BZX Exchange
Kurv Bank of America (BAC) 1.5x Long Daily ETF	UBAC	NYSE Arca
Kurv Bank of America (BAC) 1.5x Short Daily ETF	DBAC	Cboe BZX Exchange
Kurv Apple (AAPL) 1.75x Long Daily ETF	LAAP	Cboe BZX Exchange
Kurv Apple (AAPL) 1.75x Short Daily ETF	ZAAP	Cboe BZX Exchange
Kurv Google (GOOGL) 1.75x Long Daily ETF	UGOO	Cboe BZX Exchange
Kurv Google (GOOGL) 1.75x Short Daily ETF	DGOO	Cboe BZX Exchange
Kurv Goldman Sachs (GS) 1.5x Long Daily ETF	LGS	NYSE Arca
Kurv Goldman Sachs (GS) 1.5x Short Daily ETF	SGS	Cboe BZX Exchange
Kurv Dow Chemical (DOW) 1.75x Long Daily ETF	LDOW	Cboe BZX Exchange
Kurv Dow Chemical (DOW) 1.75x Short Daily ETF	DDOW	Cboe BZX Exchange

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of each Fund’s Prospectus, SAI, Annual Report, and Semi-Annual Report may be obtained without charge by writing to the Trust or the Trust’s Distributor, Foreside Fund Services, LLC, at Three Canal Plaza, Suite 100, Portland, Maine 04101, (9 a.m. to 6 p.m. Eastern Time) or by calling 1-888-393-KURV (5878).

References to the Investment Company Act of 1940, as amended, or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (“SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.

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GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Trust consists of seventeen separate investment portfolios: the twelve Kurv Single Stock ETFs, each of which are described in this SAI, NEOS S&P 500® High Income ETF, NEOS Enhanced Income Aggregate Bond ETF and NEOS Enhanced Income Cash Alternative ETF, and FIS Biblically Responsible Risk Managed ETF and FIS Knights of Columbus Global Belief ETF, each of which is described in a separate SAI. Each Fund is a diversified management investment company under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”). Each Fund is actively managed. The Trust was organized as a Delaware statutory trust on February 1, 2021. The Trust is governed by its Board of Trustees (the “Board”). The offering of Each Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). NEOS Investments, LLC (the “Adviser”) acts as investment adviser to each Fund.

Each Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund generally offers and issues Shares in exchange for the deposit or delivery of cash (“Deposit Cash”). The Trust reserves the right to, in certain circumstances, permit or require the exchange of Creation Units partially or solely for securities in Each Fund’s portfolio (“Deposit Securities”). Kurv Goldman Sachs (GS) 1.5x Long Daily ETF and Kurv Bank of America (BAC) 1.5x Long Daily ETF will be listed on NYSE Arca. All of the other Funds will be listed on Cboe BZX Exchange. (each, an “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities or Deposit Cash (collectively, the “Fund Deposit”), as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in a Fund is contained in the Prospectus under the headings “Summary Information—Principal Investment Strategies of a Fund” with respect to the applicable Fund, “Summary Information—Principal Risks of Investing in a Fund” with respect to the applicable Fund and “Additional Information About a Fund’s Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

Each Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in financial instruments, such as swap agreements, that provide leveraged exposure or inverse exposure, as applicable, to the Underlying Stock.

General Considerations and Risks

An investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

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The Adviser, on behalf of each Fund, will file with the National Futures Association (“NFA”) a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to a Fund’s operations. Therefore, each Fund and the Adviser are not subject to registration or regulation as a commodity pool or CPO under the CEA. If a Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

Active Management Risk

Each Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause a Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of a Fund. Active trading may also result in adverse tax consequences.

Asset-Backed Securities

A Fund may invest in asset-backed securities (“ABSs”), which are bonds backed by pools of loans or other receivables. ABSs are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABSs are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABSs include various forms of credit enhancement. Some ABSs, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABSs also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABSs have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABSs are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment. Consistent with a Fund’s investment objectives and policies, the Adviser also may invest in other types of ABSs.

Authorized Participant Concentration

Only an Authorized Participant (as defined in the Creations and Redemptions section of the Funds’ prospectus) may engage in creation or redemption transactions directly with a Fund. A Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Borrowing

Each Fund may borrow money to the extent permitted under the 1940 Act, as interpreted or modified by regulation from time to time. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s total assets. Each Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of a Fund’s total assets.

Specifically, provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three (3) days (not including Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

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Each Fund also may enter into certain transactions that can be viewed as constituting a form of borrowing or financing transaction by such Fund. To the extent a Fund “covers” its obligations or liabilities by the segregation or “earmarking” of assets, in accordance with procedures adopted by Board reasonably designed to be consistent with the regulations, rules and SEC staff interpretations under the 1940 Act, such borrowing will not be (i) considered a “senior security” by a Fund or (ii) subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund. Borrowing will tend to exaggerate the effect on the Fund’s NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. In addition, a Fund may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Costs of Buying or Selling Shares Risk

Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if a Fund’s Shares have more trading volume and market liquidity and higher if a Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Cybersecurity and Disaster Recovery Risks

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, a Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service a Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on a Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on a Fund’s systems.

Cybersecurity failures or breaches by a Fund’s third party service providers (including, but not limited to, the adviser, the sub-adviser, distributor, custodian, transfer agent, and financial intermediaries) may cause disruptions and impact the service providers’ and a Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate a Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Each Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, a Fund or its third-party service providers.

A Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, a Fund cannot directly control any cybersecurity plans and systems put in place by third party service providers. Cybersecurity risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

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Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations

A Fund may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment-grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment-grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by a Fund as illiquid securities, however, an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and a Fund’s Prospectus (e.g., fixed income risk and credit risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes, and (iv) the possibility that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Counterparty Risk

A Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. The use of swap agreements and similar instruments exposes a Fund to risks that are different than those associated with ordinary portfolio securities transactions. For example, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in a Fund to decrease. In addition, a Fund may enter into swap agreements with a limited number of counterparties, which may increase a Fund’s exposure to counterparty credit risk. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of a Fund’s investment.

Credit Risk

Credit risk is the risk that a Fund could lose money if an issuer or guarantor of a debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations. Each Fund is also subject to the risk that its investment in a debt instrument could decline because of concerns about the issuer’s credit quality or perceived financial condition. Fixed income securities are subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

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Dividend-Paying Stock Risk

While a Fund may hold securities of companies that have historically paid a high dividend yield, those companies may reduce or discontinue their dividends, reducing the yield of a Fund. Low priced securities in a Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market. A Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

Foreign Currency Transactions

Foreign Currencies

A Fund may invest directly and indirectly in foreign currencies. A Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. When used for hedging purposes, forward currency contracts tend to limit any potential gain that may be realized if the value of a Fund’s foreign holdings increases because of currency fluctuations.

Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. dollar. Exchange rates fluctuate for a number of reasons.

●	Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

●	Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

●	Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.

●	Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debts.

●	Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

●	Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of a Fund’s investments is calculated in U.S. dollars each day that the New York Stock Exchange (“NYSE”) is open for business. As a result, to the extent that a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, a Fund’s NAV as expressed in U.S. dollars (and, therefore, the value of your investment) should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on Shares of a Fund will be based on changes attributable to fluctuations in the NAV of such Shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the Shares. The amount of appreciation or depreciation in a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which a Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

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A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.

Currency-Related Derivatives and Other Financial Instruments

A Fund may use currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures and options thereon, exchange-listed and over-the-counter (“OTC”) options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a short-term credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a Nationally Recognized Statistical Rating Organization (“NRSRO”) or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions (“Transaction Hedging”) or portfolio positions (“Position Hedging”). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund or an underlying fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency.

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A Fund in which it invests may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which that Fund expects to have portfolio exposure.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. If a Fund enters into a currency hedging transaction, a Fund will “cover” its position so as not to create a “senior security” as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Each Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that a Fund may not be able to hedge against a currency devaluation that is so generally anticipated that a Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible that, under certain circumstances, A Fund may have to limit its currency transactions to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

Custody Risk

Less developed markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories.

Derivatives Risk

Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Each Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying indicator, a derivative does not carry the same rights as would be the case if a Fund invested directly in the underlying securities.

On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). A Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by the Funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require Funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Tax Risk of Derivatives

Each Fund may invest in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income a Fund realizes from its investments. As a result, a larger portion of a Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to market or straddle provisions of the Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by a Fund.

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Forward Contract Risk

Forward contracts involve the purchase or sale of a specific quantity of a government security at a specified price, with delivery and settlement at a specified future date. Forward contracts, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell.

Exchange-Traded Product Risk

A Fund may invest in certain ETPs. Through its positions in ETPs, a Fund generally will be subject to the risks associated with such vehicle’s investments, or reference assets/benchmark components in the case of ETNs, including the possibility that the value of the securities or instruments held by or linked to an ETP could decrease. Certain of the ETPs may hold common portfolio positions, thereby reducing any diversification benefits. The ETPs in which a Fund invests are pooled investment vehicles that are not registered pursuant to the 1940 Act and, therefore, are not subject to the regulatory scheme of the 1940 Act including the investor protections afforded by the 1940 Act. Under normal market conditions, a Fund will purchase shares of or interest in ETPs in the secondary market. When a Fund invests in an ETP (except an ETN), in addition to directly bearing the expenses associated with its own operations, it also will bear a pro rata portion of the ETP’s expenses (including operating costs and management fees). Because ETNs are debt securities and not pools of securities, a Fund pays a specific investor fee for its investments in ETNs. Consequently, an investment in a Fund entails more direct and indirect expenses than a direct investment in an ETP.

Fixed Income Securities

A Fund may invest in fixed income securities. The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect an investing Fund’s NAV. Additional information regarding fixed income securities is described below.

Duration

Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

Creditor Liability and Participation on Creditors’ Committees

Generally, when a Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. If a Fund is a creditor of an issuer it, may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict a Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose a Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when its Adviser believes that such participation is necessary or desirable to enforce a Fund’s rights as a creditor or to protect the value of securities held by a Fund. Further, the Adviser has the authority to represent the Trust, or its Fund, on creditors’ committees or similar committees and generally with respect to challenges related to the securities held by a Fund relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.

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Variable and Floating Rate Securities

Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Bank Obligations

Bank obligations may include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third-party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements with remaining maturities of more than seven days and other illiquid assets. Subject to the Trust’s limitation on concentration, as described in the “Investment Restrictions” section below, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Debt Securities

Fixed income securities are debt securities. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date, as discussed above. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate debt securities, government securities, municipal securities, convertible securities, and mortgage-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and currency risk.

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Corporate Debt Securities

A Fund may invest in corporate debt securities representative of one or more high yield bond or credit derivative indices, which may change from time to time. Selection will generally be dependent on independent credit analysis or fundamental analysis performed by the Adviser. Each Fund may invest in all grades of corporate debt securities, including below investment-grade securities, as discussed below. See Appendix A for a description of corporate bond ratings. Each Fund also may invest in unrated securities.

Corporate debt securities are typically fixed-income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The primary differences between the different types of corporate debt securities are their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower-ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Below Investment-Grade Debt Securities

A Fund may invest in below investment-grade securities. Below investment-grade securities, also referred to as “high yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody’s Investors Service, Inc. or (“Moody’s”) lower than BBB- by Standard & Poor’s (“S&P”)) or are determined to be of comparable quality by a Fund’s Adviser. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high yield securities than for investment-grade debt securities. The success of a fund’s adviser in managing high yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

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Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high yield security or the price at which a fund could sell a high yield security, and could adversely affect the daily NAV of fund shares. When secondary markets for high yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

A Fund will not necessarily dispose of a security if a credit-rating agency downgrades the rating of the security below its rating at the time of purchase. However, its Adviser will monitor the investment to determine whether continued investment in the security is in the best interest of shareholders.

Unrated Debt Securities

A Fund may invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Commercial Paper

A Fund may invest in commercial paper. Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. Each Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s.

Inflation-Indexed Bonds

A Fund may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

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If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Floating Rate Loans

Floating rate loans (or bank loans) are usually rated below investment grade. The market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. In addition, a significant portion of floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive covenants on the borrower or may contain other borrower-friendly characteristics. A Fund’s investment in loans may take the form of a participation or an assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, a Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When a Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Prepayment/Extension Risk

Floating rate loans are also subject to prepayment risk (also called extension risk). Borrowers may pay off their loans sooner than expected particularly when interest rates are falling. A Fund investing in such securities will be forced to reinvest this money at lower yields, which can reduce a Fund’s returns. Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. Pre-payment and call risk typically occur when interest rates are declining. Conversely, when interest rates are rising, the duration of such securities tends to extend, making them more sensitive to changes in interest rates.

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Collateral Risk

A loan may not be fully collateralized and can decline significantly in value. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, loans held by a Fund may not be considered securities and, therefore, purchasers, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Other Floating Rate Loan Risks

Floating rate loans generally are subject to restrictions on transfer, and a Fund may be unable to sell its bank loans at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than their fair market value. A Fund may find it difficult to establish a fair value for loans it holds. Further, the trading market for floating rate loans could be impacted by regulatory action or reforms around the manner in which floating interest rates are determined. If a published rate is unavailable, the rate of interest on a floating rate loan could effectively become fixed, which would in turn adversely affect the value of the floating rate loan. In addition, floating rate loans generally are subject to extended settlement periods in excess of seven days, which may impair a Fund’s ability to sell or realize the full value of its loans in the event of a need to liquidate such loans. A Fund may establish a line of credit facility to assist with cash flow management and liquidity.

If a Fund acquires a participation in a loan, a Fund may not be able to control the exercise of remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of borrower’s principal and interest payments. The principal credit risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. A loan may also be in the form of a bridge loan, which are designed to provide temporary or “bridge” financing to a borrower, pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A borrower’s use of a bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Floating rate loans, like other debt securities, may be paid off early if the issuer of a security can repay principal prior to the maturity date. If interest rates are falling, a Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in a Fund’s income.

A loan may be a senior loan or a junior loan. Senior loans typically provide lenders with a first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to certain limitations of bankruptcy law). However, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In addition, senior loans are subject to the risk that a court could subordinate such senior loans to presently existing or future indebtedness of the borrower, or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. Any such actions could negatively affect a Fund’s performance. To the extent a Fund invests in junior loans, these loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

The loans in which a Fund will invest will generally be secured and senior to other indebtedness of the borrower. Each loan generally will be secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates. Collateral also may include guarantees or other credit support by affiliates of the borrower. The value of the collateral generally will be determined by reference to financial statements of the borrower, by an independent appraisal, by obtaining the market value of such collateral, in the case of cash or securities if readily ascertainable, or by other customary valuation techniques considered appropriate by the Adviser . The value of collateral may decline after a Fund’s investment, and collateral may be difficult to sell in the event of default. Consequently, a Fund may not receive all the payments to which it is entitled. The loan agreement may or may not require the borrower to pledge additional collateral to secure the senior loan if the value of the initial collateral declines. In certain circumstances, the loan agreement may authorize the agent to liquidate the collateral and to distribute the liquidation proceeds pro rata among the lenders. By virtue of their senior position and collateral, senior loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means senior loans generally are repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. To the extent that a Fund invests in unsecured loans, if the borrower defaults on such loan, there is no specific collateral on which the lender can foreclose. If the borrower defaults on a subordinated loan, the collateral may not be sufficient to cover both the senior and subordinated loans. In addition, if the loan is foreclosed, a Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral.

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Senior loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a senior loan. Agents typically are paid fees by the borrower for their services.

The agent is responsible primarily for negotiating the loan agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent is paid a fee by the borrower for its services. The agent generally is required to administer and manage the senior loan on behalf of other lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The agent may rely on independent appraisals of specific collateral. The agent need not, however, obtain an independent appraisal of assets pledged as collateral in all cases. The agent generally also is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing a senior loan. A Fund normally relies on the agent to collect principal of and interest on a senior loan. A Fund also relies in part on the agent to monitor compliance by the borrower with the restrictive covenants in the loan agreement and to notify a Fund (or the lender from whom a Fund has purchased a participation) of any adverse change in the borrower’s financial condition. Insolvency of the agent or other persons positioned between a Fund and the borrower could result in losses for the Fund.

Loan agreements may provide for the termination of the agent’s agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor, with respect to an assignment interpositioned between a Fund and the borrower, become insolvent or enter FDIC receivership or bankruptcy, any interest in the senior loan of such person and any loan payment held by such person for the benefit of a Fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount was included in such person’s or entity’s bankruptcy estate, a Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, a Fund could experience a decrease in its NAV.

Most borrowers pay their debts from cash flow generated by their businesses. If a borrower’s cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. If a court decides that access to collateral is limited or void, a Fund may not recover the full amount of principal and interest that is due.

A borrower must comply with certain restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower’s shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement also may require the prepayment of the loans from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding loan.

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In the process of buying, selling and holding senior loans, a Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. Facility fees are paid to lenders when a senior loan is originated. Commitment fees are paid to lenders on an ongoing basis based on the unused portion of a senior loan commitment. Lenders may receive prepayment penalties when a borrower prepays a senior loan. Whether a Fund receives a facility fee in the case of an assignment, or any fees in the case of a participation, depends on negotiations between a Fund and the lender selling such interests. When a Fund buys an assignment, it may be required to pay a fee to the lender selling the assignment, or to forgo a portion of interest and fees payable to a Fund. Occasionally, the assignor pays a fee to the assignee. A person selling a participation to a Fund may deduct a portion of the interest and any fees payable to a Fund as an administrative fee.

Notwithstanding its intention in certain situations not to receive material, non-public information with respect to its management of investments in loans, the Adviser may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a Fund’s portfolio. Possession of such information may in some instances occur despite the Adviser’s efforts to avoid such possession, but in other instances the Adviser may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). The Adviser’s ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitations on the Adviser’s ability to trade could have an adverse effect on a Fund by, for example, preventing a Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Although the overall size and number of participants in the market for floating rate loans (or bank loans) has grown over the past decade, floating rate loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of floating rate loans are generally subject to contractual restrictions that must be satisfied before a floating rate loan can be bought or sold. These restrictions may impede a Fund’s ability to buy or sell floating rate loans, negatively impact the transaction price, and impede a Fund’s ability to timely vote or otherwise act with respect to floating rate loans. As a result, it may take longer than seven days for transactions in floating rate loans to settle, which make it more difficult for a Fund to raise cash to pay investors when they redeem their shares in a Fund. A Fund may be adversely affected by having to sell other investments at an unfavorable time and/or under unfavorable conditions, hold cash, temporarily borrow from banks or other lenders or take other actions to meet short-term liquidity needs in order to satisfy redemption requests from Fund shareholders. These actions may impact a Fund’s performance (in the case of holding cash or selling securities) or increase a Fund’s expenses (in the case of borrowing).

It is also unclear whether the U.S. federal securities laws, which afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities, would be available to a Fund’s investments in a loan. This is because a loan may not be deemed to be a security in certain circumstances. In these instances, a Fund may need to rely on contractual provisions in the loan documents for some protections and also avail itself of common law fraud protections under applicable state law, which could increase the risk and expense to the Fund of investing in loans. In addition, holders of such loans may from time to time receive confidential information about the borrower. In certain circumstances, this confidential information may be considered material non-public information. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, a Fund that receives confidential information about a borrower for loan investments might be unable to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. For this reason, a Fund or its Manager may determine not to receive confidential information about a borrower for loan investments, which may disadvantage a Fund relative to other investors who do receive such information.

Some covenant lite loans may be in the market from time to time which tend to have fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants or prevent undesired actions by the borrower/issuer. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached. A Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans.

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Fluctuation of Net Asset Value

The net asset value (“NAV”) of each Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply and demand for Shares on the Exchange. The Adviser cannot predict whether the Shares will trade below, at or above the NAV of the Shares of a Fund. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identify to, the same forces influencing the prices of the stocks of a Fund’s Index trading individually or in the aggregate at any point in time.

Foreign Securities

An investment in a Fund involves risks similar to those of investing in portfolios of equity securities traded on non-U.S. exchanges. These risks include market fluctuations caused by such factors as economic and political developments and changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in a Fund also involves certain risks and considerations not typically associated with investing in a Fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of a Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

ADRs, GDRs and EDRs

A Fund may purchase equity securities of non-U.S. issuers. To the extent a Fund invests in equity securities of non-U.S. issuers, certain of the Fund’s investments in such securities may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other forms of Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

A Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt that the Adviser deems illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts must be sponsored, but a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Emerging Markets

Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

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Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging market securities markets can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging market countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging market countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging market securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies that are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging market countries and may increase the expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many emerging market countries lack the social, political, and economic stability characteristic of the United States. Political and social instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

A Fund’s income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

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In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Futures and Options

A Fund may enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. A Fund will not use futures or options for speculative purposes. A Fund may enter into certain equity, index and currency futures transactions, as well as other futures transactions that become available in the markets. By using such futures contracts, the Funds may obtain exposure to certain equities, indexes and currencies without actually investing in such instruments. Index futures may be based on broad indices, such as the S&P 500 Index, or narrower indices.

Risk of Futures and Options

There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While a Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. A Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A Fund, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because a Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use a Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to its Underlying Index if the index underlying the futures contract differs from the Reference Index. There is also the risk of loss of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting a Fund to substantial losses. In the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin.

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Futures

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific asset, currency, rate or index at a specified future time and at a specified price. Stock index futures are based on investments that reflect the market value of common stock of the firms included in an underlying index. A Fund may enter into futures contracts to purchase securities indexes when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

Some futures contracts are traded on organized exchanges regulated by the SEC or Commodity Futures Trading Commission (“CFTC”), and transactions on them are cleared through a clearing corporation, which guarantees the performance of the parties to the contract. Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts.

Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

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There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions, which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for such futures. Although a Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures contract position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities may not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges, which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

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Successful use of futures by a Fund is subject to the Adviser’s ability to predict correctly movements in the direction of the market. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

With respect to futures contracts that are contractually required to “cash-settle,” a Fund maintains liquid assets in an amount at least equal to a Fund’s daily marked-to-market obligation (i.e., a Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, a Fund may employ leverage to a greater extent than if a Fund set aside assets equal to the futures contracts’ full notional value.

Options

A Fund may invest in put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple Options trading is a highly specialized activity, which entails risk greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if the Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if the Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the Fund segregates liquid assets in the amount of the difference.

All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if the Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written, provided the Fund segregates liquid assets in the amount of the difference.

A Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

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When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Options on Futures Contracts

A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to receive and execute a long futures contract (if the option is a call) or a short futures contract (if the option is a put) at a specified price at any time during the period of the option. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

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An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option becomes contractually obligated to take the opposite futures position specified in the option.

Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value per share (“NAV”) of a Fund.

A Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

A Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The writer of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the writer were required to take such a position, it could bear substantial losses. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the “strike price,” less the premium received from writing the put.

U.S. Federal Tax Treatment of Futures Contracts

A Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts or options contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts or options contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts or options contracts to the extent of any unrecognized gains on related positions held by a Fund.

In order for a Fund to continue to qualify for U.S. federal income tax treatment as a “regulated investment company” under Section 851 of the Code, at least 90% of a Fund’s gross income for a taxable year must be derived from qualifying sources, including, dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to a Fund’s business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts or options contracts will be considered gain from the sale of securities and, therefore, will be qualifying income for purposes of the 90% requirement.

A Fund intends to distribute to shareholders annually any net capital gains that have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year) on futures transactions and certain options contracts. Such distributions are combined with distributions of capital gains realized on a Fund’s other investments, and shareholders are advised on the nature of the distributions.

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Geographic Concentration Risk

A Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date or could continue to occur in countries that have already experienced such devaluations. As a result, a Fund’s net asset value may be more volatile than a more geographically diversified fund.

High Yield Securities Risk

Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as high yield securities and are commonly referred to as “junk bonds.” Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high yield issuers is more complex than for higher-rated securities, making it more difficult for the Adviser to accurately predict risk. There is a greater risk with high yield fixed income securities that an issuer will not be able to make principal and interest payments when due. If a Fund pursues missed payments, there is a risk that Fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these securities are generally considered to be speculative.

Income Risk

The market value of fixed income investments changes in response to interest rate changes and other factors. A Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, a fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities in lower-yielding securities. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity.

Interest Rate Risk

The values of fixed rate debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a Fund, but will affect the value of the Fund’s Shares. Interest rate risk is generally greater for investments with longer maturities. Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates. Leverage Risk. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed a Fund’s principal amount invested. Leverage can magnify a Fund’s gains and losses and, therefore, increase its volatility. There is no guarantee that a Fund will use leverage, or when it does, that a Fund’s leveraging strategy will be successful. A Fund cannot guarantee that the use of leverage will produce a high return on an investment. The Adviser will segregate liquid assets or otherwise cover transactions that may give rise to leverage risk to the extent of the financial exposure to a Fund. This requirement limits the amount of leverage a Fund may have at any one time, but it does not eliminate leverage risk. The use of leverage may result in a Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its obligation or to meet segregation requirements. Liquidity Risk. In certain circumstances, it may be difficult for a Fund to purchase and sell particular portfolio investments due to infrequent trading in such investments. The prices of such securities may experience significant volatility, make it more difficult for a Fund to transact significant amounts of such securities without an unfavorable impact on prevailing market prices, or make it difficult for the Adviser to dispose of such securities at a fair price at the time the Adviser believes it is desirable to do so. In addition, a Fund’s investments in ETNs and certain other ETPs may be subject to restrictions on the amount and timing of any redemptions. A Fund’s investments in such securities may restrict a Fund’s ability to take advantage of other market opportunities and adversely affect the value of a Fund’s portfolio holdings. A Fund’s investments in certain ETPs also may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.

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Investment Companies

A Fund may invest in the securities of other investment companies, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the “acquired company”) provided that a Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of a Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of a Fund) having an aggregate value in excess of 10% of the value of the total assets of a Fund. To the extent allowed by law or regulation, a Fund may invest its assets in securities of investment companies in excess of the limits discussed above.

If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including a Fund. The acquisition of a Fund’s Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act or as may at some future time be permitted by an exemptive order that permits registered investment companies to invest in a Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Fund regarding the terms of the investment.

The acquisition of shares of the Fund by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act or as permitted by an exemptive order obtained by the Trust that permits registered investment companies to invest in the Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Fund regarding the terms of the investment. The SEC recently adopted changes to the regulatory framework for fund of funds arrangements. New Rule 12d1-4 permits other investment companies to invest in the Fund beyond the limits in Section 12(d)(1), subject to similar conditions.

Issuer Risk

Fund performance depends on the performance of individual securities to which a Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Leverage

Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed a Fund’s principal amount invested. Leverage can magnify a Fund’s gains and losses and, therefore, increase its volatility. There is no guarantee that a Fund’s leveraging strategy will be successful. A Fund cannot guarantee that the use of leverage will produce a high return on an investment. The Adviser will segregate liquid assets or otherwise cover transactions that may give rise to leverage risk to the extent of the financial exposure to a Fund. This requirement limits the amount of leverage a Fund may have at any one time, but it does not eliminate leverage risk. The use of leverage may result in a Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its obligation or to meet segregation requirements.

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Under the 1940 Act, a Fund is permitted to borrow from a bank up to 33 1/3% of its total net assets for short-term or emergency purposes. Each Fund may borrow money at fiscal quarter end to maintain the required level of diversification to qualify as a RIC for purposes of the Code. As a result, a Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in the Funds. If the value of a Fund’s assets increases, then leveraging would cause the Fund’s NAV to increase more sharply than it would have had the Fund not been leveraged. Conversely, if the value of a Fund’s assets decreases, leveraging would cause the Fund’s NAV to decline more sharply than it otherwise would have had the Fund not been leveraged. The Funds may incur additional expenses in connection with borrowings.

Several factors may affect a Fund's ability to obtain its daily leveraged investment objective. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions and financing costs related to derivatives (which may be increased by high portfolio turnover); (2) less than all of the securities in the underlying security being held by a Fund and securities not included in the underlying security being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as other investment companies, including ETFs, futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads; (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Fund’s portfolio holdings to comply with the Fund’s investment restrictions or policies, or regulatory or tax law requirements; (7) market movements that run counter to a Fund’s investments (which will cause divergence between a Fund and the underlying security over time due to the mathematical effects of leveraging); and (8) disruptions and illiquidity in the markets for securities or derivatives held by a Fund.

While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, a Fund’s short-term performance will reflect such deviation from its underlying security. A Fund may use a combination of swaps on its underlying security and swaps on an ETF whose investment objective is to track the performance of the same stock, or a substantially similar stock, to achieve its investment objective. The reference ETF may not closely track the performance of its underlying security due to fees and other costs borne by the ETF and other factors. Thus, to the extent that a Fund invests in swaps that use an ETF as a reference asset, a Fund may be subject to greater correlation risk and may not achieve as high a degree of leveraged correlation with its underlying security as it would if a Fund used swaps that utilized an underlying security as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce a Fund’s return.

Even if there is a perfect correlation between a Fund and the leveraged return of the underlying security on a daily basis, the symmetry between the changes in the underlying security and the changes in a Fund’s NAV can be altered significantly over time by a compounding effect. For example, if a Fund achieved a perfect leveraged correlation with the underlying security on every trading day over an extended period and the level of returns of the underlying security significantly increased during that period, a compounding effect for that period would result, causing an increase in a Fund’s NAV by a percentage that is somewhat greater than the percentage that the underlying security’s returns decreased.

Each Fund intends regularly to use leveraged investment techniques in pursuing its investment objectives. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the amount of the Fund’s net assets. Leverage creates the potential for greater gains to shareholders of a Fund during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage is likely to cause higher volatility of the NAV of each Fund’s Shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires a Fund to pay interest which would decrease the Fund’s total return to shareholders. If each Fund achieves its investment objective, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had a Fund not been leveraged.

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Special Note Regarding the Correlation Risks of the Funds. As discussed in the Prospectus, each Fund is “leveraged” meaning it has an investment objective to match the Fund’s specified leverage multiple of the performance of the underlying security on a given day. Each Fund is subject to all of the correlation risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from each Fund’s use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than, or less than, the Fund’s specified leverage multiple times the underlying security.

A Fund’s return for periods longer than one day is primarily a function of the following:

a)	underlying security performance;

b)	underlying security volatility;

c)	financing rates associated with leverage;

d)	other fund expenses;

e)	dividends paid by companies in the underlying security; and

f)	period of time.

The fund performance for a Fund can be estimated given any set of assumptions for the factors described above. Illustrated in the Prospectus is the impact of two factors, underlying security volatility and underlying security performance, on a Fund. Underlying stock volatility is a statistical measure of the magnitude of fluctuations in the returns of the stock and is calculated as the standard deviation of the natural logarithms of one plus the stock return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252).

Liquidity Risk

In certain circumstances, it may be difficult for a Fund to purchase and sell particular portfolio investments due to infrequent trading in such investments. The prices of such securities may experience significant volatility, make it more difficult for a Fund to transact significant amounts of such securities without an unfavorable impact on prevailing market prices, or make it difficult for the Adviser to dispose of such securities at a fair price at the time the Adviser believes it is desirable to do so. In addition, a Fund’s investments in ETNs and certain other ETPs may be subject to restrictions on the amount and timing of any redemptions. Each Fund’s investments in such securities may restrict the Fund’s ability to take advantage of other market opportunities and adversely affect the value of a Fund’s portfolio holdings. Each Fund’s investments in certain ETPs also may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.

Management Risk

As a Fund may not fully replicate the Index, it is subject to the risk that the Adviser’s investment strategy may not produce the intended results.

Market Risk

An investment in a Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting the securities markets generally or a specific issuer or market. A Fund is subject to the risk that the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Market risk refers to the possibility that the market values of securities or other investments that a Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of actual or perceived factors affecting an issuer (e.g., an unfavorable earnings report), the industry or sector in which it operates, or the market as a whole, which may reduce the value of an investment in a Fund. Accordingly, an investment in a Fund could lose money over short or long periods. The market values of the securities a Fund holds can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. Although equity securities generally tend to have greater price volatility than debt securities, under certain market conditions, debt securities may have comparable or greater price volatility. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

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Market Trading Risk

Each Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of a Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. The NAV of Shares will fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Any of these factors, discussed above and further below, may lead to Shares trading at a premium or discount to a Fund’s NAV.

Absence of Prior Active Market

While a Fund’s Shares are listed on an Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. The Distributor does not maintain a secondary market in Shares.

Trading Issues

Trading in Shares on an Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on an Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of an Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Mortgage-Related Securities

A Fund may invest in mortgage-related and asset backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” A Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

The 2008 financial downturn, particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment, adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. government will take action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that a Fund could realize losses on mortgage-related securities.

Mortgage Pass-Through Securities

Each Fund may invest in mortgage pass-through securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

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The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of a Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Agency Mortgage-Related Securities

A Fund may invest in agency mortgage-related securities. The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is a wholly owned United States government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States government) include the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”). Fannie Mae is a government-sponsored corporation. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the United States government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase a limited amount of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. The SPAs contain various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Please see “U.S. Government Securities” for additional information on these agreements. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

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Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s assets available therefor.

In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to Ginnie Mae, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers, (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis, and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

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Non-Agency Securities Risk

There are no direct or indirect government or agency guarantees of payments in mortgage pools created by non-government issuers. Non-agency securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. In addition, a substantial portion of the nonagency securities in which a Fund invests may be rated below investment grade (commonly known as “junk bonds”). Non-agency mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, the non-agency mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Collateralized Mortgage Obligations (“CMOs”)

A Fund may invest in CMOs, which are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches-known as support bonds, companion bonds or non-PAC bonds which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, its Adviser may invest in various tranches of CMO bonds, including support bonds.

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Commercial Mortgage-Backed Securities

Each Fund may invest in commercial mortgage-backed securities, which include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities

Each Fund may invest in other mortgage-related securities, which include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

Each Fund may invest in CMO residuals, which are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities – Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities (“ARMBSs”)

Each Fund may invest in ARMBSs, which have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

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Stripped Mortgage-Backed Securities (“SMBSs”)

Each Fund may invest in SMBS, which are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Prepayment Risk

A Fund may invest in floating rate loans and may invest in mortgage related securities, each of which, like other debt securities, may be paid off early if the issuer of a security can repay principal prior to the maturity date. If interest rates are falling, a Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. If interest rates are rising, the duration of fixed rate mortgage-related securities may be extended, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk.

National Closed Market Trading Risk

To the extent that the underlying securities held by a Fund trade on foreign exchanges that may be closed when the securities exchange on which a Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., a Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to a Fund’s NAV that may be greater than those experienced by other ETFs.

New Adviser Risk

The Adviser is both a newly registered investment adviser and has limited or no previous experience managing a registered fund. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve a Fund’s intended investment objective.

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New Fund Risk

The Funds are new funds, with no operating history, which may result in additional risks for investors in the Funds. There can be no assurance that these Funds will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Operational Risk

Each Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of a Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Quantitative Investing Risk

There is no guarantee that a quantitative model or algorithm used by the Adviser, and the investments selected based on the model or algorithm, will perform as expected or produce the desired results. A Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model or algorithm and the Adviser’s ability to properly analyze or timely adjust the metrics or update the data underlying the model or features of the algorithm.

Real Estate Investment Trusts

Each Fund may invest in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as a Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund. Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Investing in foreign real estate companies makes a Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. Foreign real estate companies have their own expenses, and a Fund will bear a proportionate share of those expenses.

Recent Market Conditions

The performance of the Funds are subject to general market conditions. Following years of fiscal and monetary support, the U.S. market and economy are adjusting to reduced levels of support. Supply chain bottlenecks and pent-up demand as a consequence of the COVID-19 pandemic have led to elevated inflation pressures in the United States. While the U.S. consumer market generally remains strong, purchasing power could be eroded if wage inflation does not keep pace with price inflation. In time, this may reduce inflation-adjusted demand. COVID-19 remains a risk factor with the potential that new variants could lead to increased government restrictions and consumer caution. Additionally, COVID-19 remains a challenge for global supply chain normalization, with China’s zero-COVID policies snarling global logistics.

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Permanent vs. transitory inflation remained a key question influencing market conditions in 2022. While some pricing pressure remains transitory, the supply chain disruptions have persisted for two years, contributing to more permanent dislocations in price expectations. In November 2021, the Federal Reserve (Fed) dropped the term “transitory” from its reference to inflation and started reflecting a more hawkish perspective. This brought forward expectations for reduced liquidity and higher interest rates, contributing to market volatility during the first quarter of 2022. Potential shifts in Fed policy and views in 2023 may further raise interest rates, which could drive market sentiment. There is no certainty that actions taken by the Fed will improve market conditions.

Inflation pressures have been fueled by elevated energy prices. One of the main near-term sources of elevated energy prices is the geopolitical tensions between Russia and Ukraine These tensions could either escalate into military conflict or could dissipate based on various factors facing Russia and Ukraine. Due to Europe’s reliance on Russian oil and gas, Russia’s bargaining position may decline as the demand for oil and gas declines. This could lead to near term energy price volatility and may contribute to inflation pressures.

China remains a risk factor to both global supply and demand. The 2021 Chinese property market correction appears broader and deeper than China’s prior housing cycles. Weak market sentiment in China, combined with a high volume of property developer bonds maturing in offshore USD denominated markets in the first half of 2022, increase the risk of a lack of liquidity in the Chinese property market. The Chinese property market slowdown and resulting potential weakness in China’s economic growth could have broader repercussions. China currently accounts for around half the annual copper and steel used globally while being expected to comprise more than 20% of global GDP growth between 2021 and 2026. Additionally, the Chinese market remains important to both U.S. and globally listed companies as a growing consumer market and an important part of supply chains. Chinese policy action may help mitigate this risk from the property sector and restore confidence and stability.

It is impossible to predict the effects of these or similar events in the future on the Funds, although it is possible that these or similar events could have a significant adverse impact on the NAV and/or risk profile of a Fund.

Repurchase Agreements

A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, a Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two nationally recognized statistical rating organizations (“NRSROs”), or, if unrated, determined to be of comparable quality by the Adviser. Collateral, however, is not limited to the foregoing and may include, for example, obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation.

Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities that are rated in the highest two short-term credit rating categories by at least one NRSRO or, if unrated, deemed by the Adviser to be of equivalent quality.

Repurchase agreements pose certain risks for a Fund if it utilizes them. Such risks are not unique to a Fund, but are inherent in repurchase agreements. Each Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position a Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

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Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if a Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to a Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of a Fund’s assets. A Fund’s exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than such commitments. The use of reverse repurchase agreements is a form of leverage because the proceeds derived from reverse repurchase agreements may be invested in additional securities.

Sector Risk

Sector risk is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme or volatile than fluctuations in the overall market.

Securities Lending

Each Fund may lend portfolio securities to certain borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Each Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. Each Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

Each Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees of the Trust (the “Board”) who administer the lending program for a Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to a Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, a Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

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Investing cash collateral subjects a Fund to greater market risk, including losses on the collateral and, should a Fund need to look to the collateral in the event of the borrower’s default, losses on the loan secured by that collateral.

Short Sales

Each Fund may engage in short sales transactions in which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow or otherwise obtain the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. A Fund may also use repurchase agreements to satisfy delivery obligations in short sales transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, a Fund will (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short or (b) otherwise cover a Fund’s short position. A Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

Short-Term Instruments

Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity for cash equitization, funding, or under abnormal market conditions. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by Standard & Poor’s Financial Services LLC, or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Structured Notes

A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or the London Interbank Offered Rate (“LIBOR”)), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

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Swaps

OTC swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although OTC swap agreements entail the risk that a party will default on its payment obligations thereunder, a Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The use of such swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, a Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the eventual clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and Securities and Exchange Commission (“SEC”) recently defined as “swaps” and “security-based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. A Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by a Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to a Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to a Fund.

Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which a Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because a Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use a Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Exchange-trading is expected to increase liquidity of swaps trading.

In addition, with respect to cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which a Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

A Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before a Fund can enter into a new trade, market conditions may become less favorable to a Fund.

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The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.

Tax Risks

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Fund Shares.

Time Deposits and Eurodollar Time Deposits

Each Fund may invest in time deposits, and specifically Eurodollar time deposits. Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. Eurodollars are deposits denominated in dollars at banks outside of the United States and Canada and thus, are not under the jurisdiction of the Federal Reserve. Because Eurodollar time deposits are held by financial institutions outside of the United States and Canada, they may be subject to less regulation and therefore, may pose more risk to a Fund than investments in their U.S. or Canadian counterparts.

U.S. Government Securities

Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including a Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

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The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. On September 8, 2017, following passage by Congress, the President of the United States signed the Continuing Appropriations Act, 2018 and Supplemental Appropriations for Disaster Relief Requirements Act, 2017, which suspends the statutory debt limit through December 8, 2017. On January 22, 2018, Congress passed a short-term funding measure to allow legislators until February 8, 2018 to negotiate a longer-term solution. Any controversy or ongoing uncertainty regarding the statutory debt limit negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.

Valuation Risk

The sale price a Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities or assets that trade low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s Shares.

Warrants and Subscription Rights

Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

When-Issued Securities, Delayed-Delivery and Forward Commitment Securities

A when-issued, delayed-delivery or forward commitment security is one whose terms are available and for which a market exists, but which have not been issued. If a Fund engages in when-issued, delayed-delivery or forward commitment transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Decisions to enter into when-issued, delayed-delivery or forward commitment transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership. A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

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Zero Coupon Bonds

A Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their un-matured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, a Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds, which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of STRIPS. While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

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INVESTMENT RESTRICTIONS AND POLICIES

The Trust has adopted the following investment restrictions as fundamental policies with respect to a Fund. These restrictions cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

1.	Each Fund may not make loans, except that the Fund may: (i) lend portfolio securities; (ii) enter into repurchase agreements; (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) participate in an interfund lending program with other registered investment companies;

2.	Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	Each Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.	Each Fund may not purchase or sell real estate, except that the Fund may: (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.	Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

6.	Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and

7.	Each Fund may not “concentrate” its investments in a particular industry or group of industries: (a) except that a Fund will concentrate to approximately the same extent that its Underlying Index or Reference Index concentrates in the securities of such particular industry or group of industries; and (b) except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing: (I) this limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) repurchase agreements (collateralized by the instruments described in clause (ii)) or (iv) securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry; (II) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (III) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be continuously complied with.

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With respect to interpretations of the SEC or its staff described in fundamental restriction number 2 and number 3 above, the SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act, which prohibits mutual funds from issuing senior securities. Under the 1940 Act, a mutual fund may borrow from a bank, provided that immediately after any such borrowing there is an asset coverage of at least 300 percent for all borrowings; or from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. However, rather than rigidly deeming all such practices outside of bank borrowing as impermissible forms of issuing a “senior security” under Section 18(f), the SEC and its staff through interpretive releases, including Investment Company Act Release No. 10666 (April 18, 1979), and no-action letters has developed an evolving series of methods by which a fund may address senior security issues. In particular, the common theme in this line of guidance has been to use methods of “covering” fund obligations that might otherwise create a senior security-type obligation by holding sufficient liquid assets that permit a fund to meet potential trading and derivative-related obligations. Thus, a potential Section 18(f) senior security limitation is not applicable to activities that might be deemed to involve a form of the issuance or sale of a senior security by a Fund, provided that a Fund’s engagement in such activities is consistent with or permitted by Section 18 of the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

BOARD OF TRUSTEES OF THE TRUST

The Board of the Trust consists of six Trustees, four of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (“Independent Trustees”). The Board is responsible for overseeing the management and operations of the Trust, including the general oversight of the duties and responsibilities performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration, operation and business affairs of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Trust’s other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. In reaching its conclusion, the Board also has considered the (i) experience, qualifications, attributes and/or skills, among others, of its members, (ii) each member’s character and integrity, (iii) the length of service as a board member of the Trust, (iv) each person’s willingness to serve and ability to commit the time necessary to perform the duties of a Trustee, and (v) as to each Independent Trustee, such Trustee’s status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute the holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

The Board is also responsible for overseeing the nature, extent, and quality of the services provided to a Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Management Agreement with the Adviser, the Board or its designee may meet with the Adviser, as appropriate, to review such services. Among other things, the Board regularly considers the Adviser’s adherence to a Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about a Fund’s performance and a Fund’s investments, including, for example, portfolio holdings schedules.

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The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund or Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from each Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, each Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by a Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of a Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of a Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Independent Trustees

The address of each trustee is c/o 14785 Preston Road, Suite 1000, Dallas, TX 75254. Each trustee serves for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents.

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Name, Year of Birth, and Position(s) held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held by Trustee During Past Five Years
Sharon Cheever, 1955, Trustee	Since 2021	Retired (December 2020 – Present); Senior Vice President and General Counsel, Pacific Global Asset Management LLC (August 2012 – December 2020); Senior Vice President and General Counsel, Cadence Capital management LLC (July 2016 – August 2016); Senior Vice President and General Counsel, Pacific Life Fund Advisors LLC (January 2008 – October 2015); Senior Vice President and General Counsel, Pacific Private Fund Advisors LLC (August 2013 – March 2015).	17	Pacific Global ETF Trust
Richard Keary, 1962 Trustee	Since 2021	Principal/Founder, Global ETF Advisors, LLC (March 2009 – Present).	17	None
John Jacobs, 1959 Trustee	Since 2021	Alerian (Chairman, June 2018 to Present); Georgetown University (Academic Staff, 2015 to 2021); Nasdaq (Executive Vice President and Senior Advisor, 2013-2016).	17	Horizons Trust ETFs; AWA ETFs; Listed Funds Trust; Procure ETF Trust II
Robert Sherry, 1963 Trustee	Since 2021	Head of US Prime Brokerage, Maybank Kim Eng Securities USA, Inc. (September 2020 – Present); Consultant, Maybank Kim Eng Securities USA, Inc. (February 2020 – September 2020); Chief Operating Officer, Cantor Fitzgerald & CF Secured (September 2009 – April 2018).	17	None

 Interested Trustees and Officers

The address of each trustee is c/o SHP ETF Trust, 14785 Preston Road, Suite 1000, Dallas, TX 75254. Each trustee serves for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents.

Name, Year of Birth, and Position(s) held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During Past Five Years
Josef M. Valdman, 1981 Trustee and Chairman	Since 2021	Managing Partner, Slate Hill Partners (September 2020 – Present); Head of Product Management, Cadence Capital Management (January 2018 – September 2020); Senior Managing Director; Foreside Management Services LLC (May 2013 – December 2018).	17	None
Garrett Paolella, 1986 Trustee and President	Since 2021	Managing Member, NEOS Investment Management LLC; Managing Partner, Intersect Capital Management (January 2021 – Present); Partner, Slate Hill Partners (October 2020 – Present); Managing Director and Portfolio Manager, Harvest Volatility Management (June 2018 – Present); Managing Director, Horizons ETFs USA (October 2016 – June 2018); Managing Partner, Recon Capital Partners (January 2012 – December 2017).	17	Horizons ETF Series Trust; Recon Capital Series Trust

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*Indicates an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Paolella is deemed to be an interested person due to his senior leadership position with NEOS Investment Management, LLC, Sub-Adviser to the Funds and Adviser to certain other Funds that are series of the Trust. Mr. Valdman is deemed to be an interested person due to his senior leadership position with Slate Hill Partners, the indirect parent of Faith Investor Services, the Adviser to one or more Funds that are series of the Trust.

Officer Information

The Officers of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

The address for each officer is c/o SHP ETF Trust, 14785 Preston Road, Suite 1000, Dallas, TX 75254. Each officer of serves for a one-year term or until their successors are elected and qualified.

Officer’s Name, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During The Past Five Years
Josh Hunter, 1981	Treasurer	Since 2021	Fund Principal Financial Officer, Foreside Management Services LLC (July 2015 - Present); Vice President/Assistant Vice President, Treasury Services, JPMorgan Chase & Co. (July 2008 - July 2015).
Michael J. Skillman, 1963	Secretary	Since 2021	Chief Executive Officer, Faith Investor Services (May 2021 – Present); Chief Executive Officer, Cadence Capital Management (September 1988 – December 2020); President, Pacific Global ETF Trust (February 2019 – September 2020).
Jack Huntington, 1970	Chief Compliance Officer	Since 2023	Senior Principal Consultant and Fund Chief Compliance Officer at Foreside Fund Officer Services, LLC (October 2015 to present).

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Board Committees

The Board has an Audit Committee consisting of the four Trustees who are Independent Trustees. Mr. Jacobs currently serves as a member of the Audit Committee and has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Mr. Jacobs, an Independent Trustee, is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.

The Board also has a Nominating Committee consisting of the four Trustees who are Independent Trustees. Mr. Keary, an Independent Trustee, is the Chairman of the Nominating Committee. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust’s address and the shareholder communication will be forwarded to the Committee Chairperson for evaluation In considering Trustee nominee candidates, the Nominating Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of the Audit Committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that (i) not all risks that may affect the Trust can be identified, (ii) it may not be practical or cost-effective to eliminate or mitigate certain risks, (iii) it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and (iv) the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

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As of the date of this SAI, the officers and Trustees of the Trust, in the aggregate, do not own any Shares of any Fund.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Trust (as of December 31, 2022)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (as of December 31, 2022)
Josef M. Valdman	None	None

Garrett Paolella	None	None

Sharon Cheever	None	None

John Jacobs	None	None

Richard Keary	None	None

Robert Sherry	None	None

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in the Adviser or Foreside Fund Services, LLC (“Distributor”), or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Shareholder Communications to the Board

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Remuneration of Trustees

Each current Independent Trustee is paid an annual retainer of $10,000 for his or her services as a Board member to the Trust, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings.

Annual Trustee fees may be reviewed periodically and changed by the Board.

Both the Funds and the Trust are new and thus information about the compensation paid to the Trustees by the Trust for its most recent fiscal year is not available.

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Limitation of Trustees’ Liability

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of Each Fund.”

Investment Adviser

Kurv Investment Management LLC, located at 1 Letterman Drive, Building C, Suite 3-500, San Francisco, CA 94129, serves as the investment adviser to the Funds. The Adviser is a Delaware limited liability company formed in 2022 to provide investment advisory services to registered investment companies. In addition, Kurv Investment Management LLC developed the investment strategy for each Fund. Kurv Investment Management LLC is a wholly owned subsidiary of Kurv Investment, Inc.

Under an investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser, the Adviser provides investment advisory services to the Funds primarily in the form of oversight of the Sub-Adviser, including daily monitoring of the purchase and sale of securities by the Sub-Adviser and regular review of the Sub-Adviser’s performance.

Subject to the general oversight of the Board, the Adviser provides or causes to be furnished all supervisory and other services reasonably necessary for the operation of the Funds, audit, portfolio accounting, legal, transfer agency, custody, printing costs, certain administrative services (provided pursuant to a separate administration agreement), certain distribution services (provided pursuant to a separate distribution agreement), certain shareholder and distribution-related services (provided pursuant to a separate Rule 12b-1 Plan and related agreements) and investment management and investment advisory services (provided pursuant to the Management Agreement) under what is essentially an all-in fee structure. Each Fund bears other expenses which are not covered under the Management Agreement that may vary and will affect the total level of expenses paid by the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, certain custody expenses and extraordinary expenses (such as litigation and indemnification expenses).

Each Fund pays the Adviser a fee (“Management Fee”) under the Management Agreement in return for providing investment management, investment advisory and supervisory services and for being obligated to pay certain Fund expenses discussed above. The Adviser is paid a monthly Management Fee at an annual rate of 0.99% of the average daily net assets of each Fund. The Adviser may from time to time waive all or a portion of its Management Fee. Fee waivers and subsidies will increase a Fund’s total return. These voluntary waivers may be terminated at any time without notice.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for each Fund will be available in each Fund’s annual/semi-annual report to shareholders dated May 31, 2023.

Pursuant to the Management Agreement, each Fund has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Management Agreement is terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

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Sub-Adviser

NEOS Investment Management, LLC (the “Sub-Adviser”) acts as the sub-adviser to each Fund. NEOS Investment Management, LLC is a wholly owned subsidiary of Neos Investments LLC.

The Sub-Adviser is responsible for the day-to-day management of each Fund’s portfolio pursuant to a subadvisory agreement between the Adviser and the Sub-Adviser with respect to the Funds (“Sub-Advisory Agreement”).

The Sub-Adviser provides portfolio management services, including the execution of investment strategies. and certain administrative services as well as overseeing and monitoring the nature and quality of the services provided by various service provider to the Funds. The Sub-Adviser performs compliance monitoring services to help each Fund maintain compliance with applicable laws and regulations and provides services related to, among others, the valuation of Fund securities, risk management and oversight of trade execution and brokerage services. Under a sub-advisory agreement, the Adviser pays the Sub-Adviser a fee equal to the greater of (i) 5 basis points per annum, calculated on the daily net asset value of each Fund and paid monthly in arrears, or (ii) a minimum fee as provided in the sub-advisory agreement based on the number of Funds to which the Sub-Adviser provides advisory services. The Sub-Adviser’s fee is paid out of the fee the Adviser receives from the Funds.

The Sub-Adviser is obligated to keep certain books and records of the Funds. Under the Sub-Advisory Agreement, the Sub-Adviser, subject to the supervision of the Adviser, is responsible for managing the assets of each Fund in accordance with the Fund’s investment objectives, policies and restrictions. The Sub-Adviser determines what securities and other instruments are purchased and sold for each Fund and is responsible for obtaining and evaluating financial data relevant to the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreement for each Fund will be available in each Fund’s annual/semi-annual report to shareholders dated May 31, 2023.

The Sub-Advisory Agreement provides that the Sub-Adviser will furnish investment advisory services in connection with the management of the Funds. The Sub-Advisory Agreement may be terminated by the Funds, the Adviser or the Sub-Adviser upon 60 days written notice. The Sub-Advisory Agreement will continue in effect for a period of not more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Other Accounts Managed by the Portfolio Managers

Name of Portfolio Manager	Other Accounts Managed (As of December 31, 2022)			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Garrett Paolella	Registered investment companies	7	$530.3 million	0	$0
	Other pooled investment vehicles	1	$30.4 million	0	$0
	Other accounts	0	$0	0	$0
Troy Cates	Registered investment companies	7	$530.3 million	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Ryan Houlton	Registered investment companies	3	$7.8 million	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0

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Portfolio Manager Compensation

Messrs. Paolella and Cates each receive a base salary and are equity holders in the Adviser.  Neither Mr. Paolella nor Mr. Cates receive a discretionary bonus.  Mr. Houlton receives a base salary and annual discretionary bonus from the Adviser that is not tied to the performance of the Funds.

Portfolio Manager Share Ownership

As of the date of this SAI, the Portfolio Managers did not beneficially own Shares of any Fund.

Conflicts of Interest

A conflict of interest may arise as a result of the Portfolio Managers being responsible for multiple accounts, including the Funds that may have different investment guidelines and objectives. In addition to the Funds, these accounts may include other mutual funds managed on an advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for a Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by a Fund or the other account. The other accounts may have similar investment objectives or strategies as a Fund, may track the same benchmarks as the Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the Funds. The Portfolio Managers may be responsible for accounts that have different advisory fee schedules, such as performance-based fees, which may create an incentive for the Portfolio Managers to favor one account over another in terms of access to investment opportunities or the allocation of the Portfolio Managers’ time and resources. The Portfolio Managers may also manage accounts whose investment objectives and policies differ from those of a Fund, which may cause the Portfolio Managers to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, the Adviser has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies and oversight by investment management and the Compliance team.

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Custodian

U.S. Bank, N.A. (the “Custodian”), located at 1555 N. Rivercenter Drive, MK-WI-S302, Milwaukee, WI 53212, serves as custodian for each Fund pursuant to a custody agreement between the Trust, on behalf of the Funds, and the Custodian. In that capacity, the Custodian holds the Fund’s assets.

Transfer Agent and Administrator

U.S. Bancorp Fund Services, LLC (the “Administrator”), located at 615 East Michigan Street, Milwaukee, WI 53202, serves as each Fund’s transfer agent pursuant to a transfer agent servicing agreement. In addition, the Administrator provides various accounting services to the Funds pursuant to the Fund’s accounting servicing agreement. The Trust and the Administrator have entered into an administration servicing agreement (“Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including providing certain operational, clerical, recordkeeping and/or bookkeeping services. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from the Administrator’s refusal or failure to comply with the terms of the Administration Agreement or from the Administrator’s bad faith, negligence, or willful misconduct in the performance of its duties under the Administration Agreement.

Distributor

Foreside Fund Services, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101 serves as the distributor of Creation Units for the Trust on an agency basis. The Trust has entered into a Distribution Agreement with the Distributor (“Distribution Agreement”), under which the Distributor, as agent, reviews and approves orders by Authorized Participants to create and redeem Shares in Creation Units. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares will be continuously offered for sale only in Creation Units. The Distributor will deliver a prospectus to Authorized Participants purchasing Shares in Creation Units and will maintain records of confirmations of acceptance furnished by it to Authorized Participants. The Distributor has no role in determining the investment policies of any Fund or which securities are to be purchased or sold by the Fund. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust, a Fund or its shareholders.

The Distributor may also enter into agreements with securities dealers (“Dealers”) who will assist in the distribution of Shares. The Distributor will only enter into agreements with firms wishing to purchase Creation Units if the firm qualifies as an Authorized Participant (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of a Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Adviser or its affiliates, out of its own resources and not out of Fund assets (i.e., without additional cost to a Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to a Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including a Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by a Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of a Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares. Such compensation may be paid to Intermediaries that provide services to a Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend a Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.

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Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive.

Any payments made by the Adviser or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

Counsel

Thompson Hine LLP is counsel to the Trust, including each Fund and the Trustees that are not interested persons of the Trust, as that term is defined in the 1940 Act.

Independent Registered Public Accounting Firm

Cohen & Company serves as the Trust’s independent registered public accounting firm and audits each Fund’s financial statements and performs other related audit services.

PORTFOLIO HOLDINGS DISCLOSURE

The Board has adopted a policy regarding the disclosure of information about each Fund’s portfolio securities. Under the policy, portfolio holdings of a Fund, which will form the basis for the calculation of NAV, are publicly disseminated each day a Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual Cash Amounts is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of a Fund. The Trust, the Adviser, Administrator, Custodian and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-PORT. Form N-PORT for each Fund will be available on the SEC’s website at http://www.sec.gov.

CODE OF ETHICS

The Trust, the Adviser and the Sub-Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by a Fund (which may also be held by persons subject to the codes of ethics). Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by a Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust, the Adviser and the Sub-Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust, the Adviser or the Sub-Adviser.

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There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-888-393-KURV (5878) or on the Funds’ website, www.kurvinvest.com and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for each Fund is available by writing to the Trust, c/o Foreside Fund Services, LLC at Three Canal Plaza, Suite 100, Portland, Maine 04101. Each Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for each Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and the Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Sub-Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Sub-Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute a Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute a Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units—Creation Transaction Fee” and “—Redemption Transaction Fee”, a Fund may determine to not charge a variable fee on certain orders when the Sub-Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of a Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to executed a Fund’s portfolio transactions in connection with such orders.

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Each Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The Sub-Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of a Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of a Fund and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund. The primary consideration is prompt execution of orders at the most favorable net price.

In certain instances, the Sub-Adviser may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund are concerned, in other cases it could be beneficial to the Funds. Transactions effected by Sub-Adviser or the other affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

Each Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that the Sub-Adviser manages or advises. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to a Fund. The Sub-Adviser may deal, trade and invest for its own account in the types of securities in which a Fund may invest. Each Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year.  High turnover rates may result in comparatively greater brokerage expenses.

As permitted by Section 28(e) of the 1934 Act, the Sub-Adviser may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to the Sub-Adviser an amount of disclosed commission or spread (sometimes called “soft dollars”) for effecting a securities transaction for the Trust in excess of the commission or spread which another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that the commission is reasonable given the brokerage and/or research services provided by the broker-dealer.

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In selecting broker-dealers that provide research or brokerage services that are paid for with soft dollars, potential conflicts of interest may arise between the Sub-Adviser and the Trust because the Sub-Adviser does not produce or pay for these research or brokerage services, but rather uses brokerage commissions generated by Fund transactions to pay for them. In addition, the Sub-Adviser may have an incentive to select a broker-dealer based upon the broker-dealer’s research or brokerage services instead of the broker-dealer’s ability to achieve best execution.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in the Prospectus under the headings “Summary Information—Principal Risks of Investing in Each Fund” with respect to the applicable Fund, “Additional Information About Each Fund’s Investment Strategies and Risks—Risks of Investing in Each Fund,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are listed on an Exchange and will trade in the secondary market at prices that may differ to some degree from its NAV. The Exchange may but is not required to remove the Shares of a Fund from listing if: (1) following the initial twelve (12) month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, or (2) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, an Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.

As in the case of other securities traded on an Exchange, brokers’ commissions on transactions are based on negotiated commission rates at customary levels.

Each Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel the Funds to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit a Fund’s profit or require a Fund to incur a loss, and as a result, the Fund’s performance could be impacted.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

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Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS

General

Each Fund will issue and sell Shares only in Creation Units on a continuous basis, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A “Business Day” with respect to a Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

The consideration for purchase of a Creation Unit of a Fund generally consists of Deposit Cash. Each Fund may permit or require the in-kind deposit of Deposit Securities per each Creation Unit, constituting all or a portion of a Fund Deposit, computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (included in the term “Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

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Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute a Fund Deposit, which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

Each Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of a Fund Deposit, resulting from certain corporate actions.

Procedures for Purchase of Creation Units

To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from a Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for each Fund for orders to purchase Creation Units is expected to be 4:00 p.m. Eastern Time, which time may be modified by the Funds from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Transfer Agent no later than 3:00 p.m. Eastern Time or such earlier time as may be designated by a Fund and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.” In all circumstances, any early cut-off time will be after: (1) the NAV is calculated for the day prior to the Order Placement Date and (2) the portfolio holdings or basket information is published on the Order Placement Date.

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An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of a Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. Each Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the applicable Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. The “Settlement Date” for a Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

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Issuance of a Creation Unit

Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Fund Deposit as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases.

The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units

The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to each Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

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All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed purchase (i.e., creation) transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for each Fund is $500, regardless of the number of Creation Units created in the transaction. Each Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if a Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring Fund Securities from the Trust to their account or on their order.

Risks of Purchasing Creation Units

There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. Except upon liquidation of the Fund, the Trust will not redeem shares in amounts less than Creation Units. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities - as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. In the event that Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

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Redemption Transaction Fee

A fixed redemption transaction fee, payable to a Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for each Fund is $500 regardless of the number of Creation Units redeemed in the transaction. Each Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if a Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units

Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures

In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.

The Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). Each Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of Fund Securities but does not differ in NAV.

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Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and a Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to each Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Shares or determination of the NAV of Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require, in certain circumstances, a delivery process longer than seven calendar days for a Fund. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for a Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

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DETERMINATION OF NET ASSET VALUE

NAV for each Fund is computed by dividing the value of the net assets of each Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating each Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust’s pricing procedures require the Valuation Committee to determine a security’s fair value. In determining such value the Valuation Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators. In these cases, a Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

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DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Distributions.”

General Policies

Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least monthly. Each Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund.

Dividend Distributions

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of each Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per Share. Distributions reinvested in additional Shares of a Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants.

TAXES

The following is a summary of certain additional tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of Each Fund

Each Fund will elect and intends to qualify each year to be treated as a separate RIC under the Code. As such, a Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, each Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of a Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which a Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which a Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

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It may not be possible for a Fund to fully implement a replication strategy or a representative sampling strategy of the Reference Index while satisfying the Diversification Requirement. Each Fund’s efforts to satisfy the Diversification Requirement may affect a Fund’s execution of its investment strategy and may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to represent the Index using a sampling strategy, if such a strategy is used at any point, may cause it inadvertently to fail to satisfy the Diversification Requirement.

To the extent a Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although a Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Funds may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where a Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of a Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, each Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which a Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC, the Funds will establish procedures to reflect the anticipated tax liability in each Fund’s NAV.

Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

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Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, Each Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to a Fund and may not be distributed as capital gains to its shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Each Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the Fund level, each Fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. Each Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by a Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.

Each Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at rates of up to 20%.

Distributions from each Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares.

Qualified dividend income includes, in general and subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by a Fund from an ETF or an underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, a Fund may report all distributions of such income as qualified dividend income.

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Fund dividends will not be treated as qualified dividend income if a Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by each Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

In the case of corporate shareholders, certain dividends received by a Fund from U.S. corporations (generally, dividends received by the Funds in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by a Fund may be eligible for the 70% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to each Fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Shareholders who have not held Shares for a full year should be aware that a Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in a Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher capital gain or lower capital loss when Shares on which the distribution was received are sold. After a shareholder’s basis in Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

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Taxation of Shareholders – Sale of Shares

A sale, redemption, or exchange of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of a Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, a Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Fund Investments

Certain of a Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect a Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by a Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause a Fund to recognize income without a Fund receiving cash with which to make distributions in amounts sufficient to enable a Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC. To the extent a Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

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Backup Withholding

Each Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Foreign Shareholders

Any non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and shareholders are encouraged to consult their tax advisors prior to investing in a Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. Each Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Unless certain non-U.S. entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities and with respect to redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in a Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their Shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund if, for example, (i) a Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) a Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

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Certain Potential Tax Reporting Requirements

Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

State Tax

In those states that have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by a Fund may differ from federal tax treatment.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Description of Permitted Investments” for a detailed description of the various types of securities and investment techniques that apply to a Fund.

In General. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Options, Futures, Forward Contracts and Hedging Transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and a Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by a Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

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In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivative instruments (including options and forward contracts) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid Fund-level tax.

Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. Each Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.

PFIC Investments. Each Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of a Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for a Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by a Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

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Investments in Securities of Uncertain Tax Character. Each Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Investment in Certain ETPs and Certain Direct Fund Investments

Each Fund may invest in ETPs that are taxable as RICs under the Internal Revenue Code. Any income a Fund receives from such ETPs should be qualifying income for purposes of the 90% Test. Each Fund may also invest in one or more ETPs that are not taxable as RICs under the Internal Revenue Code and that may generate non-qualifying income for purposes of the 90% Test. Similarly, a Fund may make certain direct investments that may produce non-qualifying income for purposes of the 90% Test. The Adviser anticipates monitoring investments that may produce non-qualifying income to ensure that each Fund satisfies the 90% Test. Nevertheless, non-qualifying income of a Fund may be more than anticipated, the Fund may be unable to generate qualifying income at levels sufficient to ensure it satisfies the 90% Test, or the Fund might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. In any such case, a Fund could fail the 90% Test and, if the relief provisions discussed above are unavailable, fail to qualify as a RIC.

Each Fund may invest in ETPs that are structured in a manner that causes income, gains, losses, credits and deductions of the ETPs to be taken into account for U.S. federal income tax purposes by those Funds whether or not any distributions are made from the ETPs to those Funds. Thus, a Fund may be required to take into account income or gains in a taxable year without receiving any cash and may have to sell assets to distribute such income or gains. Those sales will generally result in additional taxable gain or loss and may occur at a time when the Adviser would not otherwise have chosen to sell such securities.

Options, Swaps and Other Complex Securities. Each Fund and certain of the ETPs in which the Fund invest may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, transactions treated as straddles for U.S. federal income tax purposes, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect a Fund’ (and certain ETPs’) ability to qualify as a RIC, affect whether gains and losses recognized by a Fund or ETPs are treated as ordinary income or long-term or short-term capital gain, accelerate the recognition of income to the Fund or ETPs and/or defer the Fund’s or ETPs’ ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by a Fund.

Certain derivative investment by the Funds, such as exchange-traded products and over-the-counter derivatives may not produce qualifying income for purposes of the “90% Test” described above, which must be met in order for a Fund to maintain its status as a RIC under the Internal Revenue Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the “Asset Test” described above. Each Fund intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. Each Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with a Fund’s determination of the “Asset Test” with respect to such derivatives.

With respect to any investments in STRIPS, Treasury Receipts, other zero coupon, payment-in-kind, and similar securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund or an ETP will generally be required to include as part of its current income the imputed interest on such obligations even though a Fund or ETP has not received any interest payments on such obligations during that period.

Because each Fund intends to distribute all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss and may affect the amount and timing of distributions from the Fund.

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Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Each Fund may be required for federal income tax purposes to mark-to-market and recognize as income and loss for each taxable year their net unrealized gains and losses on certain futures contracts and options as of the end of the year as well as those actually realized during the year. Options on “broad based” securities indices are classified as “non-equity options” under the Internal Revenue Code. Gains and losses resulting from the expiration, exercise, or closing of such non-equity options, as well as gains and losses resulting from futures contract transactions, will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (hereinafter, “blended gain or loss”). In addition, any non-equity option and futures contract held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate as investments at a time when the investment adviser might not otherwise have chosen to do so.

In general, for purposes of the 90% Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Internal Revenue Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in (i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

Any transactions in foreign currencies and forward foreign currency contracts will be subject to provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by a Fund or an ETP (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income by a Fund or an ETP and may defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to the Fund’s shareholders. These provisions also may require a Fund or an ETP to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause A Fund to recognize income without receiving cash with which to make distributions in amounts necessary to facilitate satisfaction of the distribution requirements for avoiding the income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the 90% Test described above if such gains are not directly related to a Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing a Fund’s status as a RIC for all years to which the regulations are applicable.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one or more of the following special tax regimes: (i) A Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by a Fund as a dividend to its shareholders, (ii) if a Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, a Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund, or (iii) a Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. A Fund may have to distribute to its shareholders certain “phantom” income and gains such Fund accrues with respect to its investment in a PFIC in order to satisfy the Distribution Requirement and to avoid imposition of the excise tax. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

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Short Sales

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale by a Fund is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, the gains on short sales are generally treated as short-term capital gains. These rules may also affect the holding period of “substantially identical property” held by a Fund. Moreover, a Fund’s loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Derivatives Strategies

The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith.  Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income.  Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.

Some futures contracts (other than “securities futures contracts,” as defined in Code section 1234B(c)), foreign currency contracts, and “nonequity options” (i.e., certain listed options, such as those on a “broad-based” securities index) in which a Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”).  Section 1256 contracts that a Fund holds at the end of its taxable year must be ” marked-to~~-~~market ” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized.  Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.  These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.  A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which a Fund may invest.  That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are positions in personal property.  Under that section any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.  In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above.  The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles.  If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.  Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

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If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain.  If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys.  If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.  If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto.  If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis of the subject securities or futures contract.

If a Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

CAPITAL STOCK

Each Fund is currently the only series of the Trust. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional series of the Trust.

Each share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all Fund vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other Fund, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

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SHAREHOLDER REPORTS

The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

Shareholder inquiries may be made by writing to the Trust at c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

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FINANCIAL STATEMENTS

Each Fund has only recently commenced investment operations and, therefore, has not produced financial statements. Once produced, you can obtain a copy of the financial statements contained in the Fund’s Annual or Semi-Annual Report without charge by calling the Trust at 1-888-393-KURV (5878).

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APPENDIX A: KURV INVESTMENT MANAGEMENT LLC

PROXY VOTING/CLASS ACTION LITIGATION POLICY

Background

An investment adviser owes a duty of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients. Kurv Investment will adhere to Rule 206(4)-6 of the Advisers Act and applicable laws and regulations in regard to the voting of proxies. As a result, investment advisers must conduct a reasonable review into matters on which the adviser votes and to vote in the best interest of the client.

Policies and Procedures

Kurv Investment has the authority to vote proxies with respect of securities in its managed single stock ETF funds ("Client Securities") over which the Adviser has voting discretion. In such cases, the Adviser will cast proxy votes in a manner that is consistent with the best interests of the Adviser's clients. Where the Adviser undertakes proxy voting responsibilities on behalf of multiple clients, it shall consider whether it should have different voting policies for some or all of these different clients, depending on the investment strategy and objectives of each client. These proxy voting policies and procedures are designed to deal with the complexities which may arise in cases where the Adviser’s interests conflict or appear to conflict with the interests of its clients and to provide a copy of proxy voting and these procedures upon client request. Kurv Investment will also make available the record of the Adviser’s votes promptly upon request.

Unless contractually obligated to vote in a certain manner, the Adviser will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision-making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where the Adviser deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. Kurv Investment may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it deems necessary to help reach informed decisions.

The CCO is responsible for monitoring the effectiveness of this policy.

Kurv Investment generally will monitor proposed corporate actions and proxy issues regarding client securities and may take any of the following actions based on the best interests of its clients: (i) determine how to vote the proxies; or (ii) abstain.

In general, the Adviser will determine how to vote proxies based on reasonable judgment of the vote most likely to produce favorable financial results for its clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders. Proxy votes generally will be cast against proposals having the opposite effect. The Adviser will always consider each side of each proxy issue.

Non-Voting of Proxies

Kurv Investment will generally not vote proxies in the following situations:

·         Proxies are received for equity securities where, at the time of receipt, the Adviser’s position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an "immaterial position"); or

·         Proxies are received for equity securities where, at the time of receipt, the Adviser’s clients no longer hold that position.

Management Proposals

Absent good reason to the contrary, the Adviser will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

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Kurv Investment will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which the Adviser will generally vote along with company management include: appointment of auditors; fees paid to board members; and change in the board structure. The Adviser will generally vote along with management as long as the proposal does not: i) measurably change the structure, management, control or operations of the company; ii) measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company. Routine matters may not necessitate the same level of analysis than non-routine matters.

Non-Routine Matters

Non-routine matters include such things as:

●	Amendments to management incentive plans;
●	The authorization of additional common or preferred stock;
●	Initiation or termination of barriers to takeover or acquisition;
●	Mergers or acquisitions;
●	Changes in the state of incorporation;
●	Corporate reorganizations;
●	Term limits for board members; and
●	"Contested" director slates.

In non-routine matters, the Adviser will attempt to be generally familiar with the questions at issue. Non-routine matters will be voted on a case-by-case basis given the complexity of many of these issues. When determining how to vote non-routine matters the Adviser shall conduct an issue-specific analysis, giving consideration to the potential effect on the value of a client’s investments, documentation of the analysis shall be maintained in the Adviser’s proxy voting files.

Processing Proxy Votes

The CCO will be responsible for determining whether each proxy is for a "routine" matter, as described above, and whether the policy and procedures set forth herein actually address the specific issue. For proxies that are not clearly "routine", the Adviser, in conjunction with the CCO, will determine how to vote each such proxy by applying these policies and procedures. Upon making a decision, the proxy will be executed and returned for submission to the issuer. Kurv Investment’s proxy voting record will be updated at the time the proxy is submitted. Records of all proxies, Kurv’s proxy vote and related analyses, if applicable will be retained in accordance with its recordkeeping obligations.

Periodic Testing

The Adviser shall evaluate compliance by periodically sampling the proxy votes it casts on behalf of its clients by sampling proxy votes that relate to proposals that are non-routine matters and require more issue-specific analysis (e.g., mergers and acquisition transactions, dissolutions, conversions, or consolidations).

Conflicts of Interest

Conflicts of interest between the Adviser or a principal of the Adviser and the Adviser's clients with respect to a proxy issue conceivably may arise, for example, from personal or professional relationships with an issuer or with the directors, candidates for director, or senior executives of an issuer.

Potential conflicts of interest between the Adviser and its clients may arise when the Adviser’s relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of the Adviser’s clients.

If the issue is specifically addressed in these policies and procedures, the Adviser will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these policies and procedures and an apparent or actual conflict exists, the Adviser shall either: i) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or ii) obtain approval of a voting decision from the Adviser’s CCO, who will be responsible for documenting the rationale for the decision made and voted.

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In all such cases, the Adviser will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Certificate of Trust dated February 1, 2021, as filed with the State of Delaware on February 1, 2021, for SHP ETF Trust (the “Registrant” or “Trust”)[1]

	(2)	Agreement and Declaration of Trust of the Registrant[3]

(b)	(1)	By-Laws of the Registrant[2]

(c)	Not applicable.

(d)	(1)	Investment Advisory Agreement between the Registrant and Faith Investor Services LLC[3]

	(2)	Investment Sub-Advisory Agreement between the Adviser and Knights of Columbus Asset Advisors LLC[3]

	(3)	Investment Sub-Advisory Agreement between the Adviser and Capital Insight Partners, LLC[4]

	(4)	First Amendment to Investment Advisory Agreement between the Registrant and Faith Investor Services LLC[4]

	(5)	Investment Advisory Agreement between the Registrant and Neos Investment Management LLC[5]

	(6)	Investment Advisory Agreement between the Registrant and Kurv Investment Management LLC[6]

	(7)	Investment Sub-Advisory Agreement between Kurv Investment Management LLC and Neos Investment Management LLC[6]

(e)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC[3]

(f)	Not applicable.

(g)	Custody Agreement between Registrant and U.S. Bank, N.A.[3]

(h)	(1)	ETF Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC[3]

	(2)	Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC[3]

	(3)	Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC[3]

(i)	Opinion and Consent of Counsel[6]

(j)	Consent of Independent Registered Public Accounting Firm[6]

(k)	Not applicable.

(l)	Private Offering Agreement[3]

(m)	Distribution and Service Plan[3]

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(n)	Not applicable.

(o)	Not applicable.

(p)	(1)	Code of Ethics of the Registrant[2]

	(2)	Code of Ethics of the Faith Investor Services LLC[3]

	(3)	Code of Ethics of the Knights of Columbus Asset Advisors LLC[3]

	(4)	Code of Ethics of Foreside Fund Services, LLC[2]

	(5)	Code of Ethics of the Capital Insight Partners, LLC[4]

	(6)	Code of Ethics of Neos Investment Management LLC[5]

	(7)	Code of Ethics of Kurv Investment Management LLC[6]

Other Exhibits: Powers of Attorney7

[1]	Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement, SEC File Nos. 333-253997, 811-23645 filed March 8, 2021, accession number 0001387131-21-003336.

[2]	Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement, SEC File Nos. 333-253997, 811-23645 filed June 1, 2021, accession number 0001387131-21-006250.

[3]	Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement, SEC File Nos. 333-253997, 811-23645 filed June 30, 2021, accession number 0001387131-21-007027.

[4]	Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement, SEC File Nos. 333-253997, 811-23645 filed February 1, 2022, accession number 0001387131-22-001181.

[5]	Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement, SEC File Nos. 333-253997, 811-23645 filed August 23, 2022, accession number 0001387131-22-008992.

[6]	Filed herewith.
[7]	To be filed by subsequent amendment.

Item 29. Persons Controlled by or Under Common Control with the Fund

Not applicable.

Item 30. Indemnification

Pursuant to Article VI of the Agreement and Declaration of Trust (the “Declaration”), every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

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No indemnification shall be provided under the Declaration to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

Item 31. Business and Other Connections of the Investment Adviser

See “Management” in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 32. Principal Underwriters

(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.

2.	ABS Long/Short Strategies Fund
3.	Absolute Shares Trust
4.	Adaptive Core ETF, Series of Collaborative Investment Series Trust
5.	AdvisorShares Trust
6.	AFA Multi-Manager Credit Fund
7.	AGF Investments Trust
8.	AIM ETF Products Trust
9.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
10.	Alpha Intelligent – Large Cap Growth ETF, Series of Listed Funds Trust
11.	Alpha Intelligent – Large Cap Value ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	American Century ETF Trust
14.	Amplify ETF Trust
15.	Applied Finance Core Fund, Series of World Funds Trust
16.	Applied Finance Explorer Fund, Series of World Funds Trust
17.	Applied Finance Select Fund, Series of World Funds Trust
18.	ARK ETF Trust
19.	ARK Venture Fund
20.	ASYMmetric ETFs Trust
21.	B.A.D. ETF, Series of Listed Funds Trust
22.	Bitwise Funds Trust
23.	Bluestone Community Development Fund
24.	BondBloxx ETF Trust
25.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
26.	Bridgeway Funds, Inc.
27.	Brinker Capital Destinations Trust
28.	Brookfield Real Assets Income Fund Inc.
29.	Build Funds Trust
30.	Calamos Convertible and High Income Fund
31.	Calamos Convertible Opportunities and Income Fund
32.	Calamos Dynamic Convertible and Income Fund
33.	Calamos ETF Trust
34.	Calamos Global Dynamic Income Fund
35.	Calamos Global Total Return Fund
36.	Calamos Strategic Total Return Fund
37.	Carlyle Tactical Private Credit Fund
38.	Cboe Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
39.	Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust

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40.	Cboe Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
41.	Cboe Vest US Large Cap 10% Buffer VI Fund, Series of World Funds Trust
42.	Cboe Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
43.	Cboe Vest US Large Cap 20% Buffer VI Fund, Series of World Funds Trust
44.	Center Coast Brookfield MLP & Energy Infrastructure Fund
45.	Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
46.	Clifford Capital International Value Fund, Series of World Funds Trust
47.	Clifford Capital Partners Fund, Series of World Funds Trust
48.	Cliffwater Corporate Lending Fund
49.	Cliffwater Enhanced Lending Fund
50.	Cohen & Steers Infrastructure Fund, Inc.
51.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
52.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
53.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
54.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
55.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
56.	Davis Fundamental ETF Trust
57.	Defiance Daily Short Digitizing the Economy ETF, Series of ETF Series Solutions
58.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
59.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
60.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
61.	Defiance Quantum ETF, Series of ETF Series Solutions
62.	Direxion Shares ETF Trust
63.	Dividend Performers ETF, Series of Listed Funds Trust
64.	Dodge & Cox Funds
65.	DoubleLine ETF Trust
66.	DoubleLine Opportunistic Credit Fund
67.	DoubleLine Yield Opportunities Fund
68.	Eaton Vance NextShares Trust
69.	Eaton Vance NextShares Trust II
70.	EIP Investment Trust
71.	Ellington Income Opportunities Fund
72.	ETF Opportunities Trust
73.	Evanston Alternative Opportunities Fund
74.	Exchange Listed Funds Trust
75.	Fiera Capital Series Trust
76.	FlexShares Trust
77.	Forum Funds
78.	Forum Funds II
79.	Forum Real Estate Income Fund
80.	Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
81.	Grayscale Future of Finance ETF, Series of ETF Series Solutions
82.	Grizzle Growth ETF, Series of Listed Funds Trust
83.	Guinness Atkinson Funds
84.	Harbor ETF Trust
85.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
86.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
87.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
88.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
89.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
90.	IDX Funds

 85

91.	Innovator ETFs Trust
92.	Ironwood Institutional Multi-Strategy Fund LLC
93.	Ironwood Multi-Strategy Fund LLC
94.	John Hancock Exchange-Traded Fund Trust
95.	Kelly Strategic ETF Trust
96.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
97.	LifeGoal Conservative Wealth Builder ETF, Series of Northern Lights Fund Trust II
98.	LifeGoal Home Down Payment ETF, Series of Northern Lights Fund Trust II
99.	LifeGoal Wealth Builder ETF, Series of Northern Lights Fund Trust II
100.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
101.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
102.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
103.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
104.	Manor Investment Funds
105.	Merk Stagflation ETF, Series of Listed Funds Trust
106.	Milliman Variable Insurance Trust
107.	Mindful Conservative ETF, Series of Collaborative Investment Series Trust
108.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
109.	Mohr Growth ETF, Series of Collaborative Investment Series Trust
110.	Mohr Sector Navigator ETF, Series of Collaborative Investment Series Trust
111.	Morgan Creek-Exos Active SPAC Arbitrage ETF, Series of Listed Funds Trust
112.	Morgan Stanley ETF Trust
113.	Morningstar Funds Trust
114.	OTG Latin American Fund, Series of World Funds Trust
115.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
116.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
117.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
118.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
119.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
120.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
121.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
122.	Palmer Square Opportunistic Income Fund
123.	Partners Group Private Income Opportunities, LLC
124.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
125.	Perkins Discovery Fund, Series of World Funds Trust
126.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
127.	Plan Investment Fund, Inc.
128.	PMC Funds, Series of Trust for Professional Managers
129.	Point Bridge America First ETF, Series of ETF Series Solutions
130.	Preferred-Plus ETF, Series of Listed Funds Trust
131.	Putnam ETF Trust
132.	Quaker Investment Trust
133.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
134.	Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
135.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
136.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
137.	Renaissance Capital Greenwich Funds
138.	Revere Sector Opportunity ETF, Series of Collaborative Investment Series Trust
139.	Reynolds Funds, Inc.
140.	RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
141.	RiverNorth Patriot ETF, Series of Listed Funds Trust

 86

142.	RMB Investors Trust
143.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
144.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
145.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
146.	Roundhill Cannabis ETF, Series of Listed Funds Trust
147.	Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust
148.	Roundhill MEME ETF, Series of Listed Funds Trust
149.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
150.	Roundhill Video Games ETF, Series of Listed Funds Trust
151.	Rule One Fund, Series of World Funds Trust
152.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
153.	SHP ETF Trust
154.	Six Circles Trust
155.	Sound Shore Fund, Inc.
156.	Sparrow Funds
157.	Spear Alpha ETF, Series of Listed Funds Trust
158.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
159.	STF Tactical Growth ETF, Series of Listed Funds Trust
160.	Strategy Shares
161.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
162.	Syntax ETF Trust
163.	Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust
164.	The Community Development Fund
165.	The Finite Solar Finance Fund
166.	The Private Shares Fund
167.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
168.	Third Avenue Trust
169.	Third Avenue Variable Series Trust
170.	Tidal ETF Trust
171.	Tidal Trust II
172.	TIFF Investment Program
173.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
174.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
175.	Timothy Plan International ETF, Series of The Timothy Plan
176.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
177.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
178.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
179.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
180.	Total Fund Solution
181.	Touchstone ETF Trust
182.	TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
183.	TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
184.	TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
185.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
186.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
187.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
188.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
189.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
190.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
191.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
192.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust

 87

193.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust
194.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
195.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
196.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
197.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
198.	U.S. Global Investors Funds
199.	Union Street Partners Value Fund, Series of World Funds Trust
200.	Variant Alternative Income Fund
201.	Variant Impact Fund
202.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
203.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
204.	VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
205.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
206.	VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
207.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
208.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
209.	VictoryShares Protect America ETF, Series of Victory Portfolios II
210.	VictoryShares Top Veteran Employers ETF, Series of Victory Portfolios II
211.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
212.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
213.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
214.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
215.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
216.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
217.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
218.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
219.	VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
220.	VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
221.	VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
222.	VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
223.	VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
224.	Walthausen Funds
225.	West Loop Realty Fund, Series of Investment Managers Series Trust
226.	WisdomTree Digital Trust
227.	WisdomTree Trust
228.	WST Investment Trust

229.	XAI Octagon Floating Rate & Alternative Income Term Trust

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, ME 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

 88

Name	Address	Position with Underwriter	Position with Registrant
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Treasurer	None

(c)	Not applicable.

Item 33. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of Faith Investor Services LLC, 14785 Preston Road, Suite 1000, Dallas, TX 75254, Neos Investment Management LLC, 55 Post Road W, Westport, CT 06880; U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, U.S. Bank, N.A., 1555 N. Rivercenter Drive, MK-WI-S302, Milwaukee, WI 53212. Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 maintains all records relating to its services as Distributor of the Registrant at Three Canal Plaza, Suite 100, Portland, Maine 04101.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

 89

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 5 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Westport, and State of Connecticut, on the 24th day of March 2023.

SHP ETF Trust

By:	/s/ Garrett Paolella
Name:	Garrett Paolella
Title:	President, Principal Executive Officer, and Trustee

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in their indicated capacities.

Signature	Title	Date

*	Trustee and Chairman	March 24, 2023
Josef M. Valdman

/s/ Garrett Paolella	President, Principal Executive Officer, and Trustee	March 24, 2023
Garrett Paolella

*	Trustee	March 24, 2023
Sharon Cheever

*	Trustee	March 24, 2023
Richard Keary

*	Trustee	March 24, 2023
John Jacobs

*	Trustee	March 24, 2023
Robert Sherry

/s/ Josh Hunter	Treasurer and Principal Financial Officer	March 24, 2023
Josh Hunter

*By:	/s/Garrett Paolella

Garrett Paolella, pursuant to a power of attorney filed herewith.

 90

Exhibit Index

Exhibit No.	Exhibit

(d)(6)	Investment Advisory Agreement between the Registrant and Kurv Investment Management LLC

(d)(7)	Investment Sub-Advisory Agreement between Kurv Investment Management LLC and Neos Investment Management LLC

(i)	Opinion and Consent of Counsel of Thompson Hine LLP

(j)	Consent of Cohen & Company

(p)(7)	Code of Ethics of Kurv Investment Management LLC